 Oppenheimer
Multi Cap Value Fund

Prospectus dated November 26, 2002

                                          Oppenheimer  Multi Cap Value  Fund is
                                          a mutual  fund that  seeks  long term
                                          capital   appreciation.   It  invests
                                          primarily  in common  stocks that the
                                          portfolio    manager   believes   are
                                          undervalued.
                                             This      Prospectus      contains
                                          important   information   about   the
                                          Fund's   objective,   its  investment
                                          policies,  strategies  and risks.  It
                                          also contains  important  information
                                          about  how to buy and sell  shares of
                                          the Fund and other account  features.
                                          Please    read    this     Prospectus
As  with  all   mutual   funds,   the     carefully  before you invest and keep
Securities  and  Exchange  Commission     it for  future  reference  about your
has not approved or  disapproved  the     account.
Fund's    securities   nor   has   it
determined  that this  Prospectus  is
accurate   or   complete.   It  is  a
criminal    offense   to    represent
otherwise.

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CONTENTS

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                    ABOUT THE FUND

            3       The Fund's Investment Objective and Strategies
            3       Main Risks of Investing in the Fund
            5       Fees and Expenses of the Fund
            6       About the Fund's Investments
            9       How the Fund is Managed

                    ABOUT YOUR ACCOUNT

             10    How to Buy Shares
                   Class A Shares
                   Class B Shares
                   Class C Shares
                   Class N Shares
                   Class Y Shares

            18     Special Investor Services
                   AccountLink
                   PhoneLink
                   OppenheimerFunds Internet Website
                   Automatic Withdrawal and Exchange Plans
                   Reinvestment Privilege
                   Retirement Plans

           20      How to Sell Shares
                   By Mail
                   By Telephone

           22       How to Exchange Shares
           24       Shareholder Account Rules and Policies
           25       Dividends, Capital Gains and Taxes

---------------------------------------------------------------------------------

ABOUT THE FUND

THE FUND'S INVESTMENT OBJECTIVE AND STRATEGIES

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund seeks capital appreciation over the long-term.

WHAT DOES THE FUND INVEST IN?
The Fund  invests  primarily  in  common  stocks  of  small, medium  and large  capitalization  U.S.  companies  that the portfolio  manager  believes  are  undervalued.  The  Fund's emphasis  on the  stocks  of  these  various  capitalization ranges may change from time to time. At times,  the Fund may not invest in the stocks of capitalization ranges.

HOW DOES THE  PORTFOLIO  MANAGER  DECIDE WHAT  SECURITIES TO
BUY OR SELL?
The  Fund's   portfolio   manager  selects   securities  for
purchase and sale by the Fund on an individual  basis.  This is called a "bottom  up  approach."  The  portfolio  manager uses fundamental  company analysis to select  securities for the Fund that they believe are not fully  recognized  by, or
are  temporarily   out  of  favor  with,  the  market.   The
portfolio   manager   considers  the  following  factors  in
assessing a company's  prospects.  These  factors may change over time. Currently, they look for:

     o Favorable supply/demand conditions for key products,
     o Development of new products or businesses,
o     Quality of management,
     o Competitive position in the marketplace,
     o Allocation of capital.

The portfolio manager monitors individual issuers for
changes in a company's prospects and these changes may
trigger a decision to sell the security. The portfolio
manager may consider selling a stock for one or more of the
following reasons. These approaches may change over time.

o     The stock price approaches its target,
o     The company's fundamentals appear to be
        deteriorating, or
o     Better stock ideas have been developed.

WHO IS THE FUND DESIGNED FOR?
The  Fund  is  designed   primarily  for  investors  seeking
capital  appreciation  over the long term.  Those  investors should be willing to assume  the risks of  short-term  share price  fluctuations  that are typical for a fund focusing on stock  investments.  Since the Fund does not seek income and its income from  investments will likely be small, it is not designed for investors  needing current  income.  Because of its focus on long-term  capital  appreciation,  the Fund may
be   appropriate   for  a  portion  of  a  retirement   plan
investment. The Fund is not a complete investment program.

MAIN RISKS OF INVESTING IN THE FUND.
All  investments  have  risks  to some  degree.  The  Fund's investments  are  subject to  changes in their  value from a number of factors described below.
There is also the risk that poor  security  selection by the
Fund's  investment  Manager,  OppenheimerFunds,  Inc.,  will cause the Fund to underperform  other funds having a similar objective.  As an example,  the portfolio  manager's "value"
approach   to   investing   could   result  in  fewer   Fund
investments  in  stocks  that  become  highly  valued by the marketplace  during  times of rapid  market  advances.  This could  cause  the  Fund to  underperform  other  funds  with similar  investment  objectives  but that employ a growth or non-value  approach  to  investing.  The Fund is a  recently organized Fund and has no operating history.

RISKS OF  INVESTING  IN STOCKS.  Stocks  fluctuate in price, and  their  short-term  volatility  at times  may be  great.
Because the Fund normally  emphasizes  investments in common stocks,  the value of the Fund's  portfolio will be affected by changes in the stock markets in which it invests.  Market risk will  affect  the  Fund's  net asset  values per share, which will  fluctuate as the values of the Fund's  portfolio securities  change.  A variety  of  factors  can  affect the price of a  particular  stock and the  prices of  individual stocks do not all move in the same  direction  uniformly  or at  the  same  time.  Different  stock  markets  may  behave differently from each other.

      The Fund expects to invest  primarily in common stocks
of U.S.  companies that the portfolio  manager  believes are undervalued.  The main risk is that the value of the  stocks the Fund holds might decline as a result of the  performance of  individual  stocks,  a decline  in the  stock  market in general or a general decline in value stocks.

      Other factors can affect a particular  stock's  price,
such as poor earnings  reports by the issuer,  loss of major customers,  major litigation  against the issuer, or changes in government  regulations  affecting  the issuer.  The Fund invests in  securities  of companies  with small,  medium or
large    capitalization    ranges.    Small    and    medium
capitalization   companies  may  have  more  volatile  stock
prices than large companies.

      The Manager may increase the relative  emphasis of the
Fund's  investments  in a particular  industry  from time to time.  Stocks of issuers  in a  particular  industry  may be affected  by  changes  in  economic  conditions,  changes in government  regulations,  availability of basic resources or supplies,  or other  events that affect that  industry  more than  others.  To the  extent  that the Fund  increases  the
relative   emphasis  of  its  investments  in  a  particular
industry,  its share  values may  fluctuate  in  response to events affecting that industry.

HOW RISKY IS THE FUND  OVERALL?  The risks  described  above collectively  form the overall risk profile of the Fund, and
can  affect  the  value  of  the  Fund's  investments,   its
investment   performance  and  the  prices  of  its  shares.
Particular  investments and investment  strategies also have
risks.   These  risks  mean  that  you  can  lose  money  by
investing  in the Fund.  When you redeem your  shares,  they may be worth  more or less  than  what  you  paid for  them.
There  is no  assurance  that  the  Fund  will  achieve  its investment objective.

      In the short term,  the stock markets can be volatile,
and  the  price  of the  Fund's  shares  can go up and  down
substantially.    The   Fund    generally   does   not   use
income-oriented  investments  to  help  cushion  the  Fund's
total   return  from  changes  in  stock   prices.   In  the
OppenheimerFunds   spectrum,   the  Fund  is  an  aggressive
investment  vehicle,   designed  for  investors  willing  to
assume  greater  risks  in the  hope  of  achieving  greater gains.  In the  short  term,  the Fund may be less  volatile than  emerging  markets stock funds but it may be subject to greater  fluctuations  in its share  prices  than funds that emphasize  large  capitalization  stocks or funds that focus on both stocks and bonds.
------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and
is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
------------------------------------------------------------

The Fund's Performance

Because  the  Fund  recently  commenced  operations,   prior
performance  information for a full calendar year is not yet available.  Please  remember that the Fund is intended to be a long-term  investment,  and that  performance  results are historical,  and that past performance  (particularly over a short-term period) is not predictive of future results.

Fees and Expenses of the Fund

The following  tables are meant to help you  understand  the fees and  expenses you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses  directly for management of its assets,  administration,  distribution  of
its  shares  and  other   services.   Those   expenses   are
subtracted  from the Fund's  assets to calculate  the Fund's net asset values per share. All  shareholders  therefore pay those expenses  indirectly.  Shareholders pay other expenses directly,  such as sales  charges  and  account  transaction
charges.   The  numbers   below  are  based  on  the  Fund's
anticipated expenses during its first fiscal year.

Shareholder   Fees   (charges   paid   directly   from  your
investment):

                                    Class A  Class B Class C Class N  Class Y
                                    Shares   Shares  Shares  Shares   Shares
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on
 Purchases (as % of offering price) 5.75%    None    None    None     None
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Maximum   Deferred   Sales  Charge
 (Load)
 (as  %  of   the   lower   of  the None1    5%2     1%3     1%4      None
 original offering
 price or redemption proceeds)

Annual  Fund   Operating   Expenses   (deducted  from  Fund
  assets):
(% of average daily net assets)
                                   Class A  Class B Class C  Class N  Class Y
                                   Shares   Shares  Shares   Shares   Shares
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Management Fees                   0.75%    0.75%   0.75%    0.75%    0.75%
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Distribution    and/or    Service 0.25%    1.00%   1.00%    0.50%    N/A
 (12b-1) Fees
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Other Expenses                    0.30%    0.30%   0.30%    0.30%    0.30%
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Total Annual Operating Expenses   1.30%    2.05%   2.05%    1.55%    1.05%

  1  A  contingent  deferred  sales  charge  may  apply  to
  redemptions   of   investments  of  $1  million  or  more
  ($500,000 for certain  retirement plan accounts) of Class
  A shares. See "How to Buy Shares" for details.
  2 Applies to  redemptions  in first year after  purchase.
  The contingent  deferred  sales charge  declines to 1% in
  the sixth year and is eliminated after that.
  3  Applies  to  shares   redeemed  within  12  months  of
  purchase.
 4 A contingent  deferred  sales  charge  applies to shares
 redeemed  within 18 months of a  retirement  plan's  first
 purchase.

 Expenses  may vary in future  years.  Because  the Fund is
 a new  fund  with no  operating  history,  the  rates  for
 management   fees  are  the  maximum  rates  that  can  be
 charged under the investment  advisory  agreement.  "Other
 Expenses"   are   estimates   of   transfer   agent  fees,
 custodial  expenses,  and  accounting  and legal  expenses
 among others,  based on the Manager's  projections of what
 those  expenses  will be during  the Fund's  first  fiscal
 year.

EXAMPLES.  The  following  examples are intended to help you compare the cost of  investing  in the Fund with the cost of investing in other mutual  funds.  The examples  assume that you invest  $10,000 in a class of shares of the Fund for the time periods  indicated  and  reinvest  your  dividends  and distributions.

      The first example  assumes that you redeem all of your
shares  at the end of  those  periods.  The  second  example assumes  that you  keep  your  shares.  Both  examples  also assume  that your  investment  has a 5% return each year and that the class's  operating  expenses  remain the same. Your actual costs may be higher or lower  because  expenses  will vary over time.  Based on these  assumptions  your  expenses would be as follows:

    If shares are redeemed:             1 Year                 3 Years
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
         Class A Shares                  $700                   $963
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
         Class B Shares                  $708                   $943
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
         Class C Shares                  $308                   $643
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
         Class N Shares                  $258                   $490
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
         Class Y Shares                  $107                   $334
 ------------------------------------------------------------------------------

  If shares are not redeemed:           1 Year                 3 Years
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
         Class A Shares                  $700                   $963
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
         Class B Shares                  $208                   $643
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
         Class C Shares                  $208                   $643
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
         Class N Shares                  $158                   $490
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
         Class Y Shares                  $107                   $334
 ------------------------------------------------------------------------------

 In the first  example,  expenses  include the initial sales charge for Class A and the  applicable  Class B, Class C or
 Class N contingent  deferred sales  charges.  In the second example,  the Class A expenses  include  the sales  charge, but Class B,  Class C and Class N expenses  do not  include the contingent deferred sales charges.

About the Fund's Investments

The fund's Principal INVESTMENT POLICIES.  The allocation of the Fund's  portfolio  among  different types of investments will vary over time based upon the  Manager's  evaluation of economic and market trends.  The Fund's  portfolio might not always  include all of the  different  types of  investments described  below.  The Statement of  Additional  Information
contains   more  detailed   information   about  the  Fund's
investment policies and risks.

      The  Manager   tries  to  reduce  risks  by  carefully
researching  securities  before they are  purchased,  and in some cases by using  hedging  techniques.  The Fund attempts to reduce its exposure to market risks by  diversifying  its investments,  that is, by not holding a  substantial  amount of stock of any one company and by not  investing  too great a percentage of the Fund's assets in any one company.  Also, the Fund does not  concentrate  25% or more of its assets in investments in any one industry.

      However,  changes  in the  overall  market  prices  of
securities  can occur at any time.  The share  prices of the
Fund will change daily based on changes in market  prices of securities  and market  conditions  and in response to other economic events.

Stock  Investments.  The Fund  invests  primarily  in common stocks of U.S.  companies  that the  portfolio  manager
     believes are  undervalued.  The Fund may invest without
     limit in companies in any capitalization range.

Portfolio  Turnover.  A change in the securities held by the
     Fund is known  as  "portfolio  turnover".  The Fund may
     engage in  short-term  trading  to try to  achieve  its
     objective and may have a high  portfolio  turnover rate
     of over 100%  annually.  Increased  portfolio  turnover
     creates higher brokerage and transaction  costs for the
     Fund.  If the  Fund  realizes  capital  gains  when  it
     sells its portfolio investments,  it must generally pay
     those gains out to the  shareholders,  increasing their
     taxable distributions.

CAN THE FUND'S  INVESTMENT  OBJECTIVE  AND POLICIES  CHANGE?
The Fund's  Board of  Trustees  can  change  non-fundamental investment policies without shareholder  approval,  although significant  changes will be described in amendments to this
Prospectus.  Fundamental  policies cannot be changed without the approval of a majority of the Fund's  outstanding voting shares.  The Fund's  investment  objective is a  fundamental policy.  Other investment  restrictions that are fundamental
policies  are  listed  in  the   Statement   of   Additional
Information.  An investment policy is not fundamental unless this  Prospectus or the Statement of Additional  Information says that it is.

OTHER   INVESTMENT   STRATEGIES  AND  RISKS.   To  seek  its
objective,  the Fund can use the  investment  techniques and strategies  described  below.  The Fund might not always use all of them. These techniques have risks,  although some are designed to help reduce overall investment or market risks.

Other Equity  Securities.  Equity securities  include common
     stocks,  as  well  as  "equity   equivalents"  such  as
     preferred   stocks  and  securities   convertible  into
     common stock.  Preferred  stock has a set dividend rate
     and ranks after bonds and before  common  stocks in its
     claim for  dividends  and on  assets  if the  issuer is
     liquidated or becomes  bankrupt.  The Manager considers
     some convertible  securities to be "equity equivalents"
     because  of the  conversion  feature  and in that  case
     their   rating  has  less  impact  on  the   investment
     decision than in the case of debt securities.

Foreign  Investing.  The  Fund can  invest  up to 35% of its total  assets in foreign  equity  securities  which can
     include  securities  listed on a  domestic  or  foreign
     stock   exchange,   traded  in   domestic   or  foreign
     over-the-counter  markets.  The Fund may  invest  up to
     10%  of  its  total  assets  in  equity  securities  of
     companies located in emerging markets.

     While  foreign   securities  offer  special  investment
     opportunities,   they  also  have  special  risks.  The
     change in value of a foreign  currency against the U.S.
     dollar  will  result  in a change  in the  U.S.  dollar
     value  of  securities   denominated   in  that  foreign
     currency.  Foreign  issuers are not subject to the same
     accounting  and disclosure  requirements  to which U.S.
     companies   are   subject.   The   value   of   foreign
     investments   may  be  affected  by  exchange   control
     regulations,  expropriation  or  nationalization  of  a
     company's assets,  foreign taxes,  delays in settlement
     of  transactions,  changes in governmental  economic or
     monetary  policy  in  the  U.S.  or  abroad,  or  other
     political and economic factors.

Special  Risks  of  Emerging  Markets.   The  Fund  can  buy
     securities  in emerging and  developing  markets.  They
     present risks not found in more mature  markets.  Those
     securities   may  be  more  difficult  to  sell  at  an
     acceptable  price and their prices may be more volatile
     than securities
     of issuers in more  developed  markets.  Settlements of
     trades may be  subject  to  greater  delays so that the
     Fund might not receive the sale  proceeds of a security
     on a timely basis.

         Emerging markets might have less developed  trading
     markets and  exchanges,  and less  developed  legal and
     accounting  systems.  Investments  may  be  subject  to
     greater   risks   of   government    restrictions    on
     withdrawing  the sales proceeds of securities  from the
     country.  Economies of developing countries may be more
     dependent  on  relatively  few  industries  that may be
     highly   vulnerable   to  local  and  global   changes.
     Governments  may be more  unstable and present  greater
     risks of  nationalization  or  restrictions  on foreign
     ownership   of   stocks  of  local   companies.   These
     investments  may be  substantially  more  volatile than
     securities  of issuers in the U.S. and other  developed
     countries and may be very speculative.

Illiquid  and  Restricted  Securities.  Investments  may  be
     illiquid  because  they do not have an  active  trading
     market,  making it  difficult  to value them or dispose
     of them  promptly at an  acceptable  price.  Restricted
     securities  may have terms that limit  their  resale to
     other  investors  or  may  require  registration  under
     federal   securities  laws  before  they  can  be  sold
     publicly.  The Fund  will not  invest  more than 15% of
     its net assets in  illiquid or  restricted  securities.
     Certain  restricted  securities  that are  eligible for
     resale to qualified  institutional  purchasers  may not
     be  subject  to  that  limit.   The  Manager   monitors
     holdings of illiquid  securities on an ongoing basis to
     determine  whether  to sell any  holdings  to  maintain
     adequate liquidity.

Derivative  Investments.  The Fund can invest in a number of
     different   kinds  of  "derivative"   investments.   In
     general   terms,   a   derivative   investment   is  an
     investment  contract  whose  value  depends  on  (or is
     derived  from)  the  value  of  an  underlying   asset,
     interest  rate  or  index.   In  the  broadest   sense,
     options,   futures   contracts,   and   other   hedging
     instruments  the  Fund  might  use  may  be  considered
     "derivative"   investments.   In   addition   to  using
     derivatives  for  hedging,  the Fund  might  use  other
     derivative   investments   because   they   offer   the
     potential for increased  value. The Fund currently does
     not expect to use  derivatives to a significant  degree
     and  is  not  required  to  use  them  in  seeking  its
     objective.

     Derivatives   have   risks.   If  the   issuer  of  the
     derivative  investment does not pay the amount due, the
     Fund can lose money on the  investment.  The underlying
     security or  investment on which a derivative is based,
     and the derivative  itself, may not perform the way the
     Manager  expected it to. As a result of these risks the
     Fund could  realize  less  principal or income from the
     investment   than   expected  or  its  hedge  might  be
     unsuccessful.  As a result,  the  Fund's  share  prices
     could fall. Certain derivative  investments held by the
     Fund might be illiquid.

  o  Hedging.  The Fund can buy and sell futures  contracts, put and call  options,  and forward  contracts as these
     are  all   referred   to  as   "hedging   instruments."
     Underlying  investments  for these hedging  instruments
     include    securities,     securities    indices    and
     currencies.  The Fund does not  currently  use  hedging
     extensively  or  for  speculative   purposes.   It  has
     percentage  limits  on its use of  hedging  instruments
     and  is  not  required  to  use  them  in  seeking  its
     objective.

     Some  of  these   strategies  would  hedge  the  Fund's
     portfolio  against  price  fluctuations.  Other hedging
     strategies,  such as buying  futures and call  options,
     would  tend to  increase  the  Fund's  exposure  to the
     securities market.

     There  are also  special  risks in  particular  hedging
     strategies.  Options  trading  involves  the payment of
     premiums and can increase  portfolio  turnover.  If the
     Manager used a hedging  instrument at the wrong time or
     judged  market  conditions  incorrectly,  the  strategy
     could  reduce  the Fund's  return.  The Fund could also
     experience  losses  if the  prices  of its  futures  or
     options  positions were not  correlated  with its other
     investments  or, if it could  not close out a  position
     because of an illiquid market for the future or option.

Temporary  Defensive  and Interim  Investments.  In times of unstable  adverse  market or economic  conditions,  the Fund can  invest  up to 100% of its  total  assets  in  temporary defensive  investments that are inconsistent with the Fund's principal  investment  strategies.  Generally they would be, highly-rated  commercial paper and money market instruments,
U.S. government  securities and repurchase  agreements.  The
Fund might also hold these types of  securities  pending the investment  of  proceeds  from  the sale of Fund  shares  or portfolio  securities or to meet anticipated  redemptions of
Fund shares.  To the extent the Fund invests  defensively in
these   securities,   it  may  not  achieve  its  investment
objective.

How the Fund Is Managed

THE MANAGER.  The Manager chooses the Fund's investments and handles its  day-to-day  business.  The Manager  carries out its  duties,  subject  to the  policies  established  by the
Fund's  Board  of  Trustees,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund  pays to the  Manager  and describes the expenses that the Fund is  responsible  to pay to conduct its business.

      The Manager has been an investment adviser since
January 1960.  The Manager and its
subsidiaries  and  controlled  affiliates  managed more than
$120 billion in assets as of September  30, 2002,  including
other   Oppenheimer   funds,   with   more  than  7  million
shareholder   accounts.   The  Manager  is  located  at  498
Seventh Avenue, New York, New York 10018.

Portfolio  Manager.  The  Fund's  portfolio  is  managed  by
     Christopher   Leavy.   Mr.   Leavy  is  a  Senior  Vice
     President  of the Manager,  Vice  President of the Fund
     and  serves as an  officer  and  portfolio  manager  of
     other Oppenheimer funds.

     Prior to joining the  Manager in  September  2000,  Mr.
     Leavy was a portfolio  manager of Morgan  Stanley  Dean
     Witter  Investment  Management  from 1997 to  September
     2000 and a  portfolio  manager  and  equity  analyst of
     Crestar Asset Management from 1995 to 1997.

Advisory Fees. Under the investment advisory agreement,  the
     Fund  pays the  Manager  an  advisory  fee at an annual
     rate that  declines  on  additional  assets as the Fund
     grows:  0.75% of the  first  $200  million  of  average
     annual net  assets of the Fund,  0.72% of the next $200
     million,  0.69% of the next $200 million,  0.66% of the
     next $200  million,  and 0.60% of  average  annual  net
     assets in excess of $800 million.

ABOUT YOUR ACCOUNT

How to Buy Shares
You can buy shares  several  ways as  described  below.  The
Fund's Distributor,  OppenheimerFunds Distributor, Inc., may
appoint   servicing   agents   to   accept   purchase   (and
redemption)   orders.   The   Distributor,   in   its   sole
discretion,  may  reject any  purchase  order for the Fund's shares.

Buying  Shares  Through  Your  Dealer.  You can  buy  shares through any  dealer,  broker or  financial  institution
     that has a sales agreement with the  Distributor.  Your
     dealer  will place your order with the  Distributor  on
     your behalf.
Buying   Shares   Through  the   Distributor.   Complete  an
     OppenheimerFunds  New Account Application and return it
     with a check payable to "OppenheimerFunds  Distributor,
     Inc."  Mail  it to  P.O.  Box  5270,  Denver,  Colorado
     80217.  If you don't list a dealer on the  application,
     the  Distributor  will act as your  agent in buying the
     shares.  However,  we  recommend  that you discuss your
     investment with a financial  advisor before your make a
     purchase  to be sure that the Fund is  appropriate  for
     you.
  o  Paying by Federal Funds Wire.  Shares purchased through the  Distributor may be paid for by Federal Funds wire.
     The  minimum  investment  is $2,500.  Before  sending a
     wire,  call  the   Distributor's   Wire  Department  at
     1.800.225.5677  to notify the  Distributor of the wire,
     and to receive further instructions.
o     Buying Shares  Through  OppenheimerFunds  AccountLink.
     With  AccountLink,  you pay for  shares  by  electronic
     funds  transfer  from your  bank  account.  Shares  are
     purchased  for your account by a transfer of money from
     your bank through the  Automated  Clearing  House (ACH)
     system.    You   can   provide    those    instructions
     automatically,  under an Asset Builder Plan,  described
     below,    or   by    telephone    instructions    using
     OppenheimerFunds   PhoneLink,   also  described  below.
     Please refer to "AccountLink" below for more details.
o     Buying Shares  Through Asset  Builder  Plans.  You may
     purchase  shares of the Fund  automatically  each month
     from  your  account  at  a  bank  or  other   financial
     institution   under  an   Asset   Builder   Plan   with
     AccountLink.   Details   are  in  the   Asset   Builder
     application    and   the    Statement   of   Additional
     Information.

WHAT IS THE MINIMUM  AMOUNT YOU MUST INVEST?  In most cases, you can buy Fund  shares with a minimum  initial  investment of $1,000 and make  additional  investments at any time with as  little  as $50.  There are  reduced  minimums  available under the following special investment plans.

o     If you  establish  one of the many types of retirement
      plan  accounts  that  OppenheimerFunds   offers,  more
      fully   described   below  under   "Special   Investor
      Services,"  you can start your  account with as little
      as $500.
o     By using an Asset  Builder Plan or Automatic  Exchange
      Plan  (details  are in  the  Statement  of  Additional
      Information),  or government  allotment  plan, you can
      make subsequent  investments (after making the initial
      investment of $500) for as little as $50.
o     The minimum  investment  requirement does not apply to
      reinvesting   dividends   from   the   Fund  or  other
      Oppenheimer  funds  (a  list of  them  appears  in the
      Statement of  Additional  Information,  or you can ask
      your   dealer  or  call  the   Transfer   Agent),   or
      reinvesting  distributions from unit investment trusts
      that have made arrangements with the Distributor.

AT WHAT  PRICE ARE  SHARES  SOLD?  Shares  are sold at their offering price,  which is the net asset value per share plus any initial  sales charge that applies.  The offering  price that  applies  to a  purchase  order  is  based  on the next calculation  of the net asset  value per share  that is made after the  distributor  receives the  purchase  order at its offices in  Colorado,  or after any agent  appointed  by the
distributor   receives   the  order  and  sends  it  to  the
Distributor.

Net Asset Value The Fund  calculates  the net asset value of each  class of  shares  as of the close of The New York
     Stock  Exchange,  on each day the  Exchange is open for
     trading  (referred to in this  Prospectus as a "regular
     business  day").  The Exchange  normally closes at 4:00
     P.M.,  Eastern  time,  but may  close  earlier  on some
     days.  All references to time in this  Prospectus  mean
     "Eastern time".

     The  net  asset  value  per  share  is   determined  by
     dividing   the   value  of  the   Fund's   net   assets
     attributable  to a class by the  number  of  shares  of
     that  class  that are  outstanding.  To  determine  net
     asset   value,   the  Fund's   Board  of  Trustees  has
     established  procedures to value the Fund's securities,
     in  general,  based on  market  value.  The  Board  has
     adopted  special  procedures  for valuing  illiquid and
     restricted  securities and obligations for which market
     values  cannot  be  readily   obtained.   Because  some
     foreign  securities trade in markets and exchanges that
     operate on U.S.  holidays and  weekends,  the values of
     some of the Fund's  foreign  investments  may change on
     days when investors cannot buy or redeem Fund shares.

     If, after the close of the principal  market on which a
     security  held by the Fund is  traded,  and  before the
     time the  Fund's  securities  are priced  that day,  an
     event  occurs that the Manager  deems likely to cause a
     material  change  in the  value of such  security,  the
     Fund's  Board of Trustees has  authorized  the Manager,
     subject to the  Board's  review,  to  ascertain  a fair
     value for such  security.  A security's  valuation  may
     differ  depending  on the method  used for  determining
     value.

The  Offering  Price.  To receive the  offering  price for a particular  day, in most cases the  Distributor  or its
     designated  agent must  receive  your order by the time
     The New York Stock  Exchange  closes  that day. If your
     order is received on a day when the  Exchange is closed
     or after it has  closed,  the order  will  receive  the
     next  offering  price  that is  determined  after  your
     order is received.

Buying  Through  a  Dealer.  If you  buy  shares  through  a dealer,  your  dealer  must  receive  the  order by the
     close of The New York Stock  Exchange  and  transmit it
     to the  Distributor  so that it is received  before the
     Distributor's  close of business on a regular  business
     day   (normally   5:00  P.M.)  to  receive  that  day's
     offering price.  Otherwise,  the order will receive the
     next offering price that is determined.

------------------------------------------------------------
    WHAT  CLASSES OF SHARES  DOES THE FUND  OFFER?  The Fund
offers  investors  five  different  classes of  shares.  The different  classes of shares  represent  investments  in the same  portfolio of  securities,  but the classes are subject to different  expenses and will likely have different  share prices.  When you buy  shares,  be sure to specify the class of  shares.  If you do not choose a class,  your  investment will be made in Class A shares.
------------------------------------------------------------
------------------------------------------------------------
Class A  Shares.  If you  buy  Class  A  shares,  you pay an initial sales charge (on  investments  up to $1 million
     for  regular  accounts  or lesser  amounts  for certain
     retirement  plans).  The  amount of that  sales  charge
     will vary  depending  on the  amount  you  invest.  The
     sales  charge  rates  are  listed  in "How  Can You Buy
     Class A Shares?" below.
------------------------------------------------------------
Class B Shares. If you buy Class B shares,  you pay no sales charge  at the  time of  purchase,  but you will pay an
     annual  asset-based  sales  charge.  If you  sell  your
     shares  within  6  years  of  buying  them,   you  will
     normally pay a contingent  deferred sales charge.  That
     contingent  deferred  sales charge varies  depending on
     how long you own your shares,  as described in "How Can
     You Buy Class B Shares?" below.
------------------------------------------------------------
Class C Shares. If you buy Class C shares,  you pay no sales charge  at the  time of  purchase,  but you will pay an
     annual  asset-based  sales  charge.  If you  sell  your
     shares  within  12  months  of  buying  them,  you will
     normally  pay a  contingent  deferred  sales  charge of
     1.0%,  as  described  in  "How  Can  You  Buy  Class  C
     Shares?" below.
------------------------------------------------------------
Class N Shares.  If you buy Class N shares  (available  only through  certain  retirement  plans),  you pay no sales
     charge  at the  time of  purchase,  but you will pay an
     asset-based  sales  charge.  If you  sell  your  shares
     within  18  months  of  the  retirement   plan's  first
     purchase  of Class N shares,  you may pay a  contingent
     deferred  sales  charge of 1.0%,  as  described in "Who
     Can Buy Class N Shares?" below.
------------------------------------------------------------
Class Y Shares.  Class Y shares are offered  only to certain institutional  investors  that have special  agreements
     with the Distributor.
------------------------------------------------------------

WHICH  CLASS OF SHARES  SHOULD YOU  CHOOSE?  Once you decide that  the Fund is an  appropriate  investment  for you,  the decision  as to which class of shares is best suited to your needs  depends  on a  number  of  factors  that  you  should
discuss  with  your  financial  advisor.   Some  factors  to
consider  are how much you plan to  invest  and how long you plan to hold your  investment.  If your goals and objectives change  over  time  and  you  plan  to  purchase  additional shares,  you should  re-evaluate those factors to see if you
should  consider   another  class  of  shares.   The  Fund's
operating  costs  that  apply to a class of  shares  and the effect  of the  different  types  of sales  charges  on your investment will vary your investment results over time.

     The  discussion  below is not intended to be investment
advice  or  a   recommendation,   because  each   investor's
financial   considerations  are  different.  The  discussion
below  assumes  that you  will  purchase  only one  class of shares,  and  not  a  combination  of  shares  of  different
classes.   Of   course,   these   examples   are   based  on
approximations  of the effects of current  sales charges and expenses  projected  over time, and do not detail all of the considerations  in  selecting a class of shares.  You should analyze your options  carefully with your financial  advisor before making that choice.

How  Long Do You  Expect  to  Hold  Your  Investment?  While
     future   financial   needs  cannot  be  predicted  with
     certainty,  knowing  how long you  expect  to hold your
     investment   will   assist   you   in   selecting   the
     appropriate  class of shares.  Because of the effect of
     class-based  expenses,  your choice will also depend on
     how much you plan to invest.  For example,  the reduced
     sales charges  available for larger  purchases of Class
     A shares  may,  over time,  offset the effect of paying
     an initial  sales charge on your  investment,  compared
     to the effect over time of higher class-based  expenses
     on  shares  of  Class B or  Class  C or  Class  N.  For
     retirement  plans  that  qualify  to  purchase  Class N
     shares,   Class  N  shares  will   generally   be  more
     advantageous than Class B and Class C shares.

  o  Investing  for the  Shorter  Term.  While  the  Fund is
     meant  to be a  long-term  investment,  if  you  have a
     relatively  short-term investment horizon (that is, you
     plan to hold your  shares for not more than six years),
     you  should  probably  consider  purchasing  Class A or
     Class C shares  rather  than  Class B  shares.  That is
     because  of  the  effect  of  the  Class  B  contingent
     deferred  sales charge if you redeem  within six years,
     as well as the effect of the Class B asset-based  sales
     charge on the  investment  return for that class in the
     short-term.  Class C shares  might  be the  appropriate
     choice   (especially   for  investments  of  less  than
     $100,000),  because there is no initial sales charge on
     Class C  shares,  and  the  contingent  deferred  sales
     charge  does  not  apply  to  amounts  you  sell  after
     holding them one year.

     However,  if you plan to invest more than  $100,000 for
     the  shorter  term,  then  as your  investment  horizon
     increases  toward six years,  Class C shares  might not
     be as advantageous  as Class A shares.  That is because
     the annual  asset-based  sales charge on Class C shares
     will have a greater  impact  on your  account  over the
     longer term than the  reduced  front-end  sales  charge
     available for larger purchases of Class A shares.

     And for  non-retirement  plan  investors  who invest $1
     million or more,  in most cases  Class A shares will be
     the most  advantageous  choice,  no matter how long you
     intend  to hold  your  shares.  For  that  reason,  the
     Distributor  normally will not accept  purchase  orders
     of  $500,000 or more of Class B shares or $1 million or
     more of Class C shares from a single investor.

  o  Investing  for the Longer  Term.  If you are  investing less than  $100,000  for the  longer-term,  for example
     for  retirement,  and do not  expect to need  access to
     your money for seven years or more,  Class B shares may
     be appropriate.

Are There  Differences  in Account  Features  That Matter to
     You?  Some  account  features  may not be  available to
     Class  B,  Class  C and  Class  N  shareholders.  Other
     features  may not be  advisable  (because of the effect
     of the  contingent  deferred sales charge) for Class B,
     Class C or Class N shareholders.  Therefore, you should
     carefully  review  how you plan to use your  investment
     account before deciding which class of shares to buy.

     Additionally,  the dividends  payable to Class B, Class
     C and  Class  N  shareholders  will be  reduced  by the
     additional  expenses  borne by those  classes  that are
     not  borne by Class A or  Class Y  shares,  such as the
     Class B, Class C and Class N  asset-based  sales charge
     described  below  and in the  Statement  of  Additional
     Information.  Share certificates are only available for
     Class A shares,  and if you are considering  using your
     shares as collateral  for a loan,  that may be a factor
     to consider.

How Do Share  Classes  Affect  Payments  to Your  Broker?  A
     financial  advisor may receive  different  compensation
     for  selling  one  class of  shares  than  for  selling
     another  class.  It is important to remember that Class
     B,  Class  C and  Class  N  contingent  deferred  sales
     charges and  asset-based  sales  charges  have the same
     purpose  as the  front-end  sales  charge  on  sales of
     Class A  shares:  to  compensate  the  Distributor  for
     concessions   and  expenses  it  pays  to  dealers  and
     financial   institutions   for  selling   shares.   The
     Distributor  may pay additional  compensation  from its
     own  resources  to  securities   dealers  or  financial
     institutions  based  upon the  value of  shares  of the
     Fund owned by the dealer or financial  institution  for
     its own account or for its customers.

SPECIAL SALES CHARGE  ARRANGEMENTS  AND WAIVERS.  Appendix B
to the  Statement  of  Additional  Information  details  the conditions  for the  waiver of sales  charges  that apply in certain  cases,  and the  special  sales  charge  rates that apply to purchases of shares of the Fund by

certain   groups,   or  under   specified   retirement  plan
arrangements or in other special types of  transactions.  To receive a waiver or  special  sales  charge  rate,  you must
advise  the  Distributor  when  purchasing   shares  or  the
Transfer  Agent  when   redeeming   shares  that  a  special
condition applies.

HOW CAN YOU BUY CLASS A SHARES?  Class A shares  are sold at their  offering  price,  which is  normally  net asset value plus an  initial  sales  charge.  However,  in  some  cases, described  below,  purchases  are not  subject to an initial sales charge,  and the offering  price will be the net asset
value.  In  other  cases,   reduced  sales  charges  may  be
available,  as  described  below  or  in  the  Statement  of
Additional  Information.  Out of the amount you invest,  the
Fund  receives  the net  asset  value  to  invest  for  your account.

     The sales  charge  varies  depending  on the  amount of
your  purchase.  A  portion  of  the  sales  charge  may  be retained by the  Distributor  or allocated to your dealer as concession.  The  Distributor  reserves the right to reallow the entire  concession to dealers.  The current sales charge rates and  concessions  paid to dealers  and  brokers are as follows:

                                 Front-End      Front-End Sales  Concession As
                                 Sales          Charge As a      Percentage of
                                 Charge As a    Percentage    of Offering
Amount of Purchase               Percentage of  Net              Price
                                 Offering Price Amount Invested
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Less than $25,000                5.75%          6.10%            4.75%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$25,000  or more but  less  than 5.50%          5.82%            4.75%
$50,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$50,000  or more but  less  than 4.75%          4.99%            4.00%
$100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$100,000  or more but less  than 3.75%          3.90%            3.00%
$250,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$250,000  or more but less  than 2.50%          2.56%            2.00%
$500,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$500,000  or more but less  than 2.00%          2.04%            1.60%
$1 million

Can You Reduce  Class A Sales  Charges?  You may be eligible to buy Class A shares at reduced  sales  charge  rates
      under the Fund's "Right of  Accumulation"  or a Letter
      of Intent,  as described in "Reduced Sales Charges" in
      the Statement of Additional Information:

Class  A  Contingent  Deferred  Sales  Charge.  There  is no
      initial  sales  charge on  purchases of Class A shares
      of  any  one  or  more   of  the   Oppenheimer   funds
      aggregating   $1  million  or  more,  or  for  certain
      purchases  by  particular  types of  retirement  plans
      that were  permitted to purchase  such shares prior to
      March 1, 2001 ("grandfathered  retirement  accounts").
      Retirement  plans are not  permitted  to make  initial
      purchases  of Class A shares  subject to a  contingent
      deferred sales charge.  The  Distributor  pays dealers
      of record  concessions  in an amount  equal to 1.0% of
      purchases   of  $1  million  or  more  other  than  by
      grandfathered  retirement accounts.  For grandfathered
      retirement  accounts,  the  concession is 0.75% of the
      first $2.5 million,  plus 0.25% of purchases in excess
      of $2.5 million.  In either case, the concession  will
      not be paid on  purchases  of  shares by  exchange  or
      that were  previously  subject  to a  front-end  sales
      charge and dealer concession.

      If you redeem any of those  shares  within an 18-month
      "holding  period"  measured  from the beginning of the
      calendar  month  of  their   purchase,   a  contingent
      deferred  sales charge (called the "Class A contingent
      deferred  sales  charge")  may be  deducted  from  the
      redemption  proceeds.  That sales charge will be equal
      to 1.0% of the lesser of:
o     the aggregate  net asset value of the redeemed  shares
         at  the  time  of  redemption   (excluding   shares
         purchased by  reinvestment  of dividends or capital
         gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent  deferred sales charge will not
      exceed the  aggregate  amount of the  concessions  the
      Distributor  paid to your dealer on all  purchases  of
      Class A shares of all Oppenheimer  funds you made that
      were subject to the Class A contingent  deferred sales
      charge.

Purchases by Certain  Retirement Plans.  There is no initial sales  charge on  purchases  of Class A shares of any one or more of the Oppenheimer  funds by retirement plans that have
$10  million or more in plan  assets  and that have  entered into  a  special  agreement  with  the  Distributor  and  by retirement  plans  which  are  part  of  a  retirement  plan
product   or    platform    offered   by   certain    banks,
broker-dealers,  financial advisors,  insurance companies or recordkeepers  which have entered  into a special  agreement
with  the  Distributor.   The  Distributor   currently  pays
dealers of record  concessions  in an amount  equal to 0.25%
of the purchase price of Class A shares by those  retirement plans from its own  resources  at the time of sale,  subject to certain  exceptions  as  described  in the  Statement  of
Additional  Information.  There  is no  contingent  deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES?  Class B shares  are sold at net asset value per share  without an initial  sales charge.
However,  if Class B shares are redeemed within six years of their purchase,  a contingent  deferred sales charge will be
deducted  from  the   redemption   proceeds.   The  Class  B
contingent  deferred  sales charge is paid to compensate the
Distributor     for    its     expenses     of     providing
distribution-related  services  to the  Fund  in  connection with the sale of Class B shares.

The amount of the  contingent  deferred  sales  charge  will depend on the  number of years  since you  invested  and the dollar  amount being  redeemed,  according to the  following schedule  for the Class B contingent  deferred  sales charge holding period:

                                         Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which  Redemptions in That Year
Purchase Order was Accepted              (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                    5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                    4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                    3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                    3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                    2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                    1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                              None
-------------------------------------------------------------------------------

  In the table, a "year" is a 12-month  period.  In applying the contingent  deferred  sales charge,  all purchases are
  considered   to  have  been  made  on  the  first  regular
  business day of the month in which the purchase was made.

Automatic  Conversion  of  Class B  Shares.  Class B  shares automatically  convert  to  Class A  shares  72  months
     after  you  purchase  them.  This  conversion   feature
     relieves Class B shareholders of the asset-based  sales
     charge that  applies to Class B shares  under the Class
     B Distribution  and Service Plan,  described below. The
     conversion  is based on the relative net asset value of
     the two  classes,  and no sales load or other charge is
     imposed.  When any Class B shares you hold convert, any
     other of your  Class B shares  that  were  acquired  by
     reinvesting   dividends   and   distributions   on  the
     converted  shares will also  convert to Class A shares.
     For further  information on the conversion  feature and
     its tax  implications,  see "Class B Conversion" in the
     Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES?  Class C shares  are sold at net asset value per share  without an initial  sales charge.
However,  if Class C shares  are  redeemed  within a holding period  of 12  months  from the  beginning  of the  calendar month of their purchase,  a contingent deferred sales charge of 1.0% will be deducted from the redemption  proceeds.  The
Class  C  contingent   deferred  sales  charge  is  paid  to
compensate  the  Distributor  for its  expenses of providing distribution-related  services  to the  Fund  in  connection with the sale of Class C shares.

How Can You Buy Class N Shares?  Class N shares are  offered only through  retirement  plans  (including  IRAs and 403(b)
plans) that  purchase  $500,000 or more of Class N shares of one or more  Oppenheimer  funds or through group  retirement plans  (which do not  include  IRAs and 403(b)  plans)  that have  assets  of  $500,000  or more or 100 or more  eligible participants.  See  "Availability  of Class N shares" in the
Statement of Additional  Information for other circumstances
where  Class  N  shares  are  available   for  purchase.   A
contingent  deferred  sales  charge of 1.0% will be  imposed upon the redemption of Class N shares, if:

o     The group  retirement  plan is  terminated  or Class N
         shares of all  Oppenheimer  funds are terminated as
         an  investment  option  of the  plan  and  Class  N
         shares  are  redeemed  within 18  months  after the
         plan's  first  purchase  of Class N  shares  of any
         Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan,  Class N shares
         are  redeemed  within 18 months of the plan's first
         purchase of Class N shares of any Oppenheimer fund.

Retirement  plans  that  offer  Class N  shares  may  impose charges on plan  participant  accounts.  The  procedures for buying,  selling,  exchanging  and  transferring  the Fund's other  classes of shares  (other than the time those  orders must be received  by the  Distributor  or Transfer  Agent in
Colorado)  and the special  account  features  available  to purchasers  of  those  other  classes  of  shares  described elsewhere in this  Prospectus do not apply to Class N shares offered through a group  retirement  plan.  Instructions for purchasing,  redeeming,  exchanging or transferring  Class N shares  offered  through  a group  retirement  plan  must be submitted by the plan,  not by plan  participants  for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net
asset value per share without a sales charge directly to
institutional investors that have special agreements with
the Distributor for this purpose. They may include
insurance companies, registered investment companies and
employee benefit plans. Individual investors cannot buy
Class Y shares directly.

      An  institutional  investor  that buys  Class Y shares
for its  customers'  accounts  may  impose  charges on those accounts.  The  procedures for buying,  selling,  exchanging and  transferring  the Fund's other classes of shares (other
than  the  time  those   orders  must  be  received  by  the
Distributor or Transfer Agent at their Colorado  office) and the special account  features  available to investors buying those  other  classes  of  shares  do not  apply  to Class Y shares.  Instructions  for buying,  selling,  exchanging  or transferring  Class  Y  shares  must  be  submitted  by  the institutional  investor,  not by  its  customers  for  whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12B-1) PLANS.

Service  Plan for  Class A  Shares.  The Fund has  adopted a
     Service  Plan for Class A  shares.  It  reimburses  the
     Distributor  for a portion  of its costs  incurred  for
     services   provided  to  accounts  that  hold  Class  A
     shares.  Reimbursement  is made  quarterly at an annual
     rate of up to 0.25% of the  average  annual  net assets
     of  Class  A  shares  of  the  Fund.  The   Distributor
     currently   uses  all  of  those  fees  to   compensate
     dealers,    brokers,    banks   and   other   financial
     institutions  quarterly for providing  personal service
     and  maintenance  of accounts of their  customers  that
     hold  Class A shares.  With  respect  to Class A shares
     subject to a Class A contingent  deferred  sales charge
     purchased by  grandfathered  retirement  accounts,  the
     Distributor  pays the 0.25%  service  fee to dealers in
     advance  for the first  year  after the shares are sold
     by the  dealer.  After the shares  have been held for a
     year, the  Distributor  pays the service fee to dealers
     on a quarterly basis.

Distribution  and  Service  Plans for  Class B,  Class C and
     Class N Shares.  The Fund has adopted  Distribution and
     Service  Plans for Class B,  Class C and Class N shares
     to pay the  Distributor  for its  services and costs in
     distributing  Class B,  Class C and Class N shares  and
     servicing accounts.  Under the plans, the Fund pays the
     Distributor  an  annual  asset-based  sales  charge  of
     0.75% on Class B and Class C shares  and 0.25% on Class
     N shares.  The Distributor  also receives a service fee
     of  0.25%  per year  under  the  Class B,  Class C, and
     Class N plans.

     The asset-based  sales charge and service fees increase
     Class B and  Class C  expenses  by 1.00%  and  increase
     Class N  expenses  by up to 0.50% of the net assets per
     year of the  respective  class.  Because these fees are
     paid out of the  Fund's  assets on an  on-going  basis,
     over time  these  fees will  increase  the cost of your
     investment  and may cost you more than  other  types of
     sales charges.

     The  Distributor may use the service fees to compensate
     dealers for  providing  personal  services for accounts
     that  hold  Class  B,  Class C or Class N  shares.  The
     Distributor  pays the 0.25%  service fees to dealers in
     advance  for the first year after the shares  were sold
     by the  dealer.  After the shares  have been held for a
     year, the Distributor  pays the service fees to dealers
     on a  quarterly  basis.  The  Distributor  retains  the
     service  fees for  accounts  for which it  renders  the
     required personal services.

     The   Distributor   currently   pays  a  sales   charge
     concession  of 3.75% of the  purchase  price of Class B
     shares to dealers  from its own  resources  at the time
     of sale.  Including the advance of the service fee, the
     total amount paid by the  Distributor  to the dealer at
     the time of sale of Class B shares is  therefore  4.00%
     of the purchase  price,  subject to certain  exceptions
     as   described   in   the   Statement   of   Additional
     Information.   The  Distributor  retains  the  Class  B
     asset-based   sales   charge.   See  the  Statement  of
     Additional Information for exceptions.

     The  Distributor  currently pays a sales  concession of
     0.75%  of the  purchase  price  of  Class C  shares  to
     dealers  from  its own  resources  at the time of sale.
     Including  the  advance of the service  fee,  the total
     amount  paid by the  Distributor  to the  dealer at the
     time of sale of Class C shares  is  therefore  1.00% of
     the   purchase   price.   The   Distributor   pays  the
     asset-based  sales charge as an ongoing  concession  to
     the   dealer   on  Class  C  shares   that   have  been
     outstanding  for a year or more.  See the  Statement of
     Additional Information for exceptions.

     The  Distributor  currently pays a sales  concession of
     0.75%  of the  purchase  price  of  Class N  shares  to
     dealers  from  its own  resources  at the time of sale.
     Including  the  advance of the service  fee,  the total
     amount  paid by the  Distributor  to the  dealer at the
     time of sale of Class N  shares  is  therefore  1.0% of
     the  purchase  price.   The  Distributor   retains  the
     asset-based  sales  charge on Class N  shares.  See the
     Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK.  You can use our  AccountLink  feature  to link your Fund  account  with an account at a U.S.  bank or other financial  institution.  It  must be an  Automated  Clearing
House (ACH) member. AccountLink lets you:

  o  transmit funds electronically to purchase shares by
     telephone (through a service representative or by
     PhoneLink), or automatically under Asset Builder
     Plans, or
  o  have the  Transfer  Agent send  redemption  proceeds or transmit  dividends and distributions  directly to your
     bank account.  Please call the Transfer  Agent for more
     information.

     You may purchase  shares by  telephone  only after your
account has been established.  To purchase shares in amounts up to $250,000 through a telephone representative,  call the
Distributor  at  1.800.225.5677.  The purchase  payment will be debited from your bank account.

     AccountLink  privileges  should  be  requested  on your
Application or your dealer's settlement  instructions if you buy your  shares  through a dealer.  After  your  account is established,  you  can  request  AccountLink  privileges  by
sending   signature-guaranteed   instructions   and   proper
documentation to the Transfer Agent.  AccountLink privileges will apply to each  shareholder  listed in the  registration on your account as well as to your dealer  representative of record unless and until the Transfer Agent receives  written
instructions   terminating  or  changing  those  privileges.
After  you  establish  AccountLink  for  your  account,  any
change  of  bank  account   information   must  be  made  by
signature-guaranteed  instructions  to  the  Transfer  Agent signed by all shareholders who own the account.

PHONELINK.   PhoneLink  is  the  OppenheimerFunds  automated
telephone  system  that  enables  shareholders  to perform a
number  of  account   transactions   automatically  using  a
touch-tone    phone.    PhoneLink    may    be    used    on
already-established   Fund  accounts   after  you  obtain  a
Personal   Identification   Number  (PIN),  by  calling  the
PhoneLink number, 1.800.225.5677.

Purchasing  Shares.  You may  purchase  shares in amounts up to $100,000 by phone, by calling  1.800.225.5677.  You
      must have established  AccountLink  privileges to link
      your  bank  account  with  the  Fund to pay for  these
      purchases.
Exchanging  Shares.  With  the   OppenheimerFunds   Exchange
      Privilege,  described  below,  you can exchange shares
      automatically  by phone  from  your  Fund  account  to
      another  OppenheimerFunds  account  you  have  already
      established by calling the special PhoneLink number.
Selling   Shares.   You  can  redeem   shares  by  telephone
      automatically  by calling the PhoneLink number and the
      Fund  will  send  the   proceeds   directly   to  your
      AccountLink  bank  account.  Please  refer  to "How to
      Sell Shares," below for details.

CAN YOU SUBMIT  TRANSACTION  REQUESTS  BY FAX?  You may send requests for certain  types of account  transactions  to the
Transfer   Agent   by   fax   (telecopier).    Please   call
1.800.225.5677  for information about which transactions may be handled this way.  Transaction  requests submitted by fax are  subject to the same rules and  restrictions  as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS    INTERNET   WEBSITE.   You   can   obtain
information   about  the  Fund,  as  well  as  your  account
balance,  on  the  OppenheimerFunds   Internet  website,  at
www.oppenheimerfunds.com.  Additionally, shareholders listed in the account  registration  (and the dealer of record) may request  certain  account  transactions  through  a  special section of that website. To perform account  transactions or obtain account  information  online, you must first obtain a user I.D. and password on that  website.  If you do not want to have Internet  account  transaction  capability  for your account,  please call the Transfer Agent at  1.800.225.5677.
At  times,   the   website  may  be   inaccessible   or  its
transaction features may be unavailable.

AUTOMATIC  WITHDRAWAL  AND  EXCHANGE  PLANS.  The  Fund  has
several  plans that enable you to sell shares  automatically or exchange  them to another  OppenheimerFunds  account on a regular  basis.  Please call the  Transfer  Agent or consult the Statement of Additional Information for details.

REINVESTMENT  PRIVILEGE.  If you redeem  some or all of your
Class A or Class B shares  of the  Fund,  you have up to six months to reinvest  all or part of the  redemption  proceeds in Class A shares  of the  Fund or other  Oppenheimer  funds without paying a sales charge.  This privilege  applies only to Class A shares that you  purchased  subject to an initial sales  charge  and to Class A or ClassB  shares on which you paid a  contingent  deferred  sales charge when you redeemed them.  This  privilege does not apply to Class C, Class N or
Class Y shares.  You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT  PLANS.  You may buy  shares of the Fund for your retirement  plan  account.  If  you  participate  in a  plan
sponsored   by  your   employer,   the   plan   trustee   or
administrator  must buy the  shares  for your plan  account.
The   Distributor   also   offers  a  number  of   different
retirement plans that individuals and employers can use:

Individual   Retirement   Accounts  (IRAs).   These  include
regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
SEP-IRAs.  These are Simplified  Employee Pensions Plan IRAs
for small business owners or self-employed individuals.
403(b)(7)  Custodial Plans. These are tax-deferred plans for employees  of  eligible  tax-exempt  organizations,  such as schools, hospitals and charitable organizations.
401(k)  Plans.   These  are  special  retirement  plans  for
businesses.
Pension and  Profit-Sharing  Plans. These plans are designed for businesses and self-employed individuals.

Please call the Distributor for OppenheimerFunds  retirement plan  documents,  which include  applications  and important plan information.

How to Sell Shares

You can  sell  (redeem)  some or all of your  shares  on any regular  business  day. Your shares will be sold at the next net asset value  calculated  after your order is received in proper  form  (which  means  that it must  comply  with  the procedures  described below) and is accepted by the Transfer
Agent.  The Fund  lets you sell  your  shares  by  writing a letter  or by  telephone.  You  can  also  set up  Automatic
Withdrawal  Plans to redeem  shares on a regular  basis.  If you  have  questions  about  any of  these  procedures,  and
especially  if  you  are  redeeming   shares  in  a  special
situation,  such as due to the  death of the owner or from a retirement  plan  account,  please call the  Transfer  Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature  Guarantee.  To protect you and the Fund from fraud,  the following  redemption
     requests   must  be  in  writing  and  must  include  a
     signature   guarantee  (although  there  may  be  other
     situations that also require a signature guarantee):

  o  You wish to redeem  more than  $100,000  and  receive a check
  o  The   redemption   check   is   not   payable   to  all
shareholders listed on the account statement
  o  The  redemption  check  is not sent to the  address  of record on your account statement
  o  Shares are being  transferred  to a Fund account with a different owner or name
  o  Shares  are  being  redeemed  by  someone  (such  as an
Executor) other than the owners

Where Can You Have Your Signature  Guaranteed?  The Transfer
      Agent will accept a guarantee  of your  signature by a
      number of financial institutions, including:
      o  a  U.S.  bank,  trust  company,   credit  union  or
savings association,
      o  a foreign bank that has a U.S. correspondent bank,
      o  a U.S.  registered  dealer or broker in securities,
         municipal securities or government securities, or
      o  a U.S. national securities  exchange,  a registered
         securities association or a clearing agency.
      If  you  are  signing  on  behalf  of  a  corporation,
partnership  or other  business or as a fiduciary,  you must also include your title in the signature.

Retirement  Plan Accounts.  There are special  procedures to sell  shares  in an  OppenheimerFunds  retirement  plan
     account.  Call the  Transfer  Agent for a  distribution
     request   form.    Special   income   tax   withholding
     requirements  apply to  distributions  from  retirement
     plans.  You must  submit a  withholding  form with your
     redemption  request  to  avoid  delay in  getting  your
     money  and if you do not  want  tax  withheld.  If your
     employer holds your  retirement plan account for you in
     the name of the plan,  you must ask the plan trustee or
     administrator  to request  the sale of the Fund  shares
     in your plan account.

HOW  DO  YOU  SELL  SHARES  BY  MAIL?   Write  a  letter  of
instructions that includes:

  o  Your name
  o  The Fund's name
  o  Your Fund account number (from your account statement)
  o  The dollar amount or number of shares to be redeemed
  o  Any special payment instructions
  o  Any share certificates for the shares you are selling
  o  The signatures of all registered  owners exactly as the account is registered, and
  o  Any special  documents  requested by the Transfer Agent to assure proper  authorization of the person asking to
     sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270              Denver, Colorado 80231

HOW DO YOU SELL  SHARES BY  TELEPHONE?  You and your  dealer representative  of  record  may also  sell  your  shares  by telephone.  To receive the redemption  price calculated on a particular  regular business day, your call must be received by the  Transfer  Agent by the  close of The New York  Stock
Exchange that day,  which is normally 4:00 P.M.,  but may be earlier on some days.  You may not redeem  shares held in an
OppenheimerFunds  retirement  plan  account or under a share certificate by telephone.

  o  To redeem shares  through a service  representative  or automatically on Phonelink, call 1.800.225.5677.

     Whichever  method you use, you may have a check sent to
the  address  on the  account  statement,  or,  if you  have
linked   your  Fund   account   to  your  bank   account  on
AccountLink,  you may have the  proceeds  sent to that  bank account.

ARE THERE LIMITS ON AMOUNTS REDEEMED BY TELEPHONE?
Telephone  Redemptions  Paid by Check. Up to $100,000 may be
     redeemed by  telephone  in any  seven-day  period.  The
     check  must be  payable  to all owners of record of the
     shares and must be sent to the  address on the  account
     statement.  This  service  is not  available  within 30
     days of changing the address on an account.
Telephone  Redemptions  Through  AccountLink.  There  are no
     dollar limits on telephone  redemption proceeds sent to
     a  bank   account   designated   when   you   establish
     AccountLink.  Normally the ACH transfer to your bank is
     initiated  on the  business  day after the  redemption.
     You do not  receive  dividends  on the  proceeds of the
     shares  you  redeemed  while  they  are  waiting  to be
     transferred.

CAN YOU SELL SHARES  THROUGH  YOUR DEALER?  The  Distributor
has  made   arrangements  to  repurchase  Fund  shares  from
dealers  and brokers on behalf of their  customers.  Brokers or dealers may charge for that  service.  If your shares are held in the  name of  your  dealer,  you  must  redeem  them through your dealer.

HOW CONTINGENT  DEFERRED  SALES CHARGES AFFECT  REDEMPTIONS.
If you purchase  shares subject to a Class A, Class B, Class
C or Class N  contingent  deferred  sales  charge and redeem any of those shares  during the  applicable  holding  period for the  class of  shares,  the  contingent  deferred  sales
charge  will  be  deducted  from  the  redemption   proceeds
(unless you are  eligible  for a waiver of that sales charge based  on  the  categories  listed  in  Appendix  B  to  the
Statement  of  Additional  Information  and you  advise  the
Transfer Agent of your  eligibility  for the waiver when you place your redemption request.)
     A  contingent  deferred  sales  charge will be based on
the lesser of the net asset value of the redeemed  shares at the time of  redemption  or the original net asset value.  A contingent deferred sales charge is not imposed on:

o     the amount of your account  value  represented  by the
   increase  in net asset  value over the  initial  purchase
   price,
o     shares  purchased by the  reinvestment of dividends or
   capital gains distributions, or
o     shares   redeemed   in   the   special   circumstances
   described in Appendix B to the  Statement  of  Additional
   Information.

      To determine  whether the  contingent  deferred  sales
charge  applies to a redemption,  the Fund redeems shares in the following order:

  1. shares   acquired  by  reinvestment  of  dividends  and
          capital gains distributions,
2.    shares  held for the holding  period  that  applies to
     the class, and
3.    shares held the longest during the holding period.

      Contingent  deferred  sales  charges  are not  charged
when you  exchange  shares  of the Fund for  shares of other
Oppenheimer funds.  However, if you exchange them within the applicable  contingent deferred sales charge holding period, the holding  period will carry over to the fund whose shares you acquire.  Similarly,  if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer  fund that are still subject to a contingent  deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be  exchanged  for  shares of certain
Oppenheimer  funds at net asset  value per share at the time of exchange,  without sales  charge.  Shares of the Fund can be purchased by exchange of other  Oppenheimer  funds of the same  class.  To  exchange  shares,  you must  meet  several conditions:

  o  Shares  of the  Fund  selected  for  exchange  must  be available for sale in your state of residence.
  o  The  prospectuses of both funds must offer the exchange privilege.
  o  You must  hold the  shares  you buy when you  establish your  account  for at least  seven days  before you can
     exchange  them.  After the  account is open seven days,
     you can exchange shares every regular business day.
  o  You must meet the  minimum  purchase  requirements  for the fund whose shares you purchase by exchange.
  o  Before  exchanging  into a fund,  you must  obtain  and read its prospectus.
Shares of a  particular  class of the Fund may be  exchanged only for shares of the same  class in the other  Oppenheimer funds. For example,  you can exchange Class A shares of this
Fund  only  for  Class A shares  of  another  fund.  In some
cases,   sales   charges   may  be   imposed   on   exchange
transactions.  For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a  purchase  of the shares of the other fund,  which may result in a capital gain or loss.  Please  refer to "How to Exchange  Shares" in the Statement of Additional Information for more details.

     You can  find a list  of  Oppenheimer  funds  currently
available  for  exchanges  in the  Statement  of  Additional
Information   or   obtain   one   by   calling   a   service
representative at 1.800.225.5677.  That list can change from time to time.

HOW  DO  YOU  SUBMIT  EXCHANGE  REQUESTS?  Exchanges  may be
requested in writing or by telephone:

Written  Exchange  Requests.   Submit  an   OppenheimerFunds
     Exchange  Request  form,  signed  by all  owners of the
     account.  Send it to the Transfer  Agent at the address
     on the Back  Cover.  Exchanges  of  shares  held  under
     certificates  cannot be  processed  unless the Transfer
     Agent receives the certificates with the request.

Telephone  Exchange  Requests.  Telephone  exchange requests may be made either by calling a service  representative
     or  by  using  PhoneLink  for  automated  exchanges  by
     calling  1.800.225.5677.  Telephone  exchanges  may  be
     made only between  accounts  that are  registered  with
     the  same  name(s)  and  address.   Shares  held  under
     certificates may not be exchanged by telephone.

ARE  THERE  LIMITATIONS  ON  EXCHANGES?  There  are  certain exchange policies you should be aware of:

  o  Shares are redeemed  from one fund and  purchased  from the other fund in the exchange  transaction on the same
     regular  business  day  on  which  the  Transfer  Agent
     receives  an  exchange  request  that  conforms  to the
     policies  described  above.  It must be received by the
     close of The New York Stock  Exchange  that day,  which
     is normally 4:00 P.M. but may be earlier on some days.
  o  The interests of the Fund's long-term  shareholders and its ability to manage its  investments may be adversely
     affected  when its  shares  are  repeatedly  bought and
     sold    in     response    to     short-term     market
     fluctuations-also   known  as  "market   timing."  When
     large dollar  amounts are  involved,  the Fund may have
     difficulty     implementing     long-term    investment
     strategies,  because it cannot predict how much cash it
     will have to invest.  Market  timing also may force the
     Fund to sell  portfolio  securities at  disadvantageous
     times to raise the cash needed to buy a market  timer's
     Fund  shares.   These   factors  may  hurt  the  Fund's
     performance  and its  shareholders.  When  the  Manager
     believes  frequent  trading  would  have  a  disruptive
     effect   on  the   Fund's   ability   to   manage   its
     investments,  the  Manager  and  the  Fund  may  reject
     purchase  orders  and  exchanges  into  the Fund by any
     person,  group or account that the Manager  believes to
     be a market timer.
  o  The Fund may amend,  suspend or terminate  the exchange privilege  at any  time.  The  Fund  will  provide  you
     notice  whenever it is required to do so by  applicable
     law but it may impose  changes  anytime  for  emergency
     purposes.
  o  If the Transfer  Agent  cannot  exchange all the shares you request because of a restriction  cited above, only
     the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More  information  about the Fund's  policies and procedures for buying,  selling and  exchanging  shares is contained in the Statement of Additional Information.

A $12 annual fee is assessed  on any account  valued at less than $500. The fee is  automatically  deducted from accounts annually  on or about  the  second to last  business  day of
September.  See the Statement of Additional  Information  or
visit  the  OppenheimerFunds  website,  to learn how you can avoid this fee and for circumstances  when this fee will not be assessed.

The  Offering of Shares may be  suspended  during any period in  which  the  determination  of net  asset  value  is
     suspended,  and the  offering  may be  suspended by the
     Board of Trustees at any time the Board  believes it is
     in the Fund's best interest to do so.
Telephone transaction privileges for purchases,  redemptions or exchanges  may be modified,  suspended or terminated
     by the Fund at any  time.  The Fund  will  provide  you
     notice  whenever  it is required to do so by law. If an
     account  has  more  than  one  owner,  the Fund and the
     Transfer Agent may rely on the  instructions of any one
     owner.  Telephone privileges apply to each owner of the
     account  and the  dealer  representative  of record for
     the  account   unless  the  Transfer   Agent   receives
     cancellation instructions from an owner of the account.
The  Transfer  Agent  will  Record  any  Telephone  Calls to verify  data  concerning  transactions  and has adopted
     other    procedures    to   confirm   that    telephone
     instructions  are  genuine,  by  requiring  callers  to
     provide tax  identification  numbers and other  account
     data  or  by  using  PINs,   and  by  confirming   such
     transactions  in writing.  The  Transfer  Agent and the
     Fund will not be liable for losses or expenses  arising
     out of telephone  instructions  reasonably  believed to
     be genuine.
Redemption  or Transfer  Requests  will not be Honored until the  Transfer  Agent  Receives  All  Required  Documents  in
Proper Form.
     From  time  to  time,   the   Transfer   Agent  in  its
     discretion  may waive certain of the  requirements  for
     Redemptions stated in this Prospectus.
Dealers that perform account  transactions for their clients by  participating  in NETWORKING  through the National
      Securities  Clearing  Corporation  are responsible for
      obtaining  their clients'  permission to perform those
      transactions,  and are  responsible  to their  clients
      who  are  shareholders  of  the  Fund  if  the  dealer
      performs any transaction erroneously or improperly.
The  Redemption  Price for Shares  Will Vary from day to day because  the  value  of the  securities  in the  Fund's
     portfolio  fluctuates.  The redemption price,  which is
     the net asset  value per share,  will  normally  differ
     for each class of shares.  The redemption value of your
     shares may be more or less than their original cost.
Payment for Redeemed  Shares  ordinarily is made in cash. It is  forwarded  by  check  or  through  AccountLink  (as
     elected  by the  shareholder)  within  seven days after
     the Transfer Agent receives redemption  instructions in
     proper  form.  However,   under  unusual  circumstances
     determined by the Securities  and Exchange  Commission,
     payment  may be  delayed  or  suspended.  For  accounts
     registered  in the  name  of a  broker-dealer,  payment
     will normally be forwarded  within three  business days
     after redemption.
The Transfer Agent may delay processing any type of
      redemption payment as described under "How to Sell
      Shares" for recently purchased shares, but only until
      the purchase payment has cleared. That delay may be
      as much as 10 days from the date the shares were
      purchased. That delay may be avoided if you purchase
      shares by Federal Funds wire or certified check, or
      arrange with your bank to provide telephone or
      written assurance to the Transfer Agent that your
      purchase payment has cleared.
Involuntary  Redemptions  of Small  Accounts  may be made by the Fund if the  account  value has  fallen  below $500
     for reasons  other than the fact that the market  value
     of  shares  has  dropped.  In  some  cases  involuntary
     redemptions  may be made to repay the  Distributor  for
     losses from the cancellation of share purchase orders.
Shares   May   be   "Redeemed   in   Kind"   under   unusual
     circumstances  (such  as a  lack  of  liquidity  in the
     Fund's portfolio to meet redemptions).  This means that
     the  redemption  proceeds  will  be  paid  with  liquid
     securities from the Fund's portfolio.
"Backup  Withholding"  of Federal  income tax may be applied
     against   taxable    dividends,    distributions    and
     redemption proceeds  (including  exchanges) if you fail
     to  furnish  the Fund your  correct,  certified  Social
     Security  or  Employer  Identification  Number when you
     sign  your  application,  or if you  under-report  your
     income to the Internal Revenue Service.
To  Avoid   Sending   Duplicate   Copies  of   Materials  to
     Households,  the Fund  will  mail only one copy of each
     prospectus,    annual   and   semi-annual   report   to
     shareholders  having the same last name and  address on
     the  Fund's  records.   The   consolidation   of  these
     mailings,   called  householding,   benefits  the  Fund
     through reduced mailing expense.

     If  you  want  to  receive  multiple  copies  of  these
     materials,   you  may  call  the   Transfer   Agent  at
     1.800.225.5677.   You  may  also  notify  the  Transfer
     Agent in writing.  Individual  copies of  prospectuses,
     reports  and  privacy  notices  will  be  sent  to  you
     commencing  within  30 days  after the  Transfer  Agent
     receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS.  The Fund intends to declare dividends separately for each class of shares  from net  investment  income on an annual basis and to pay them to  shareholders in December on a date  selected  by the Board of  Trustees.  Dividends  and distributions  paid on  Class  A and  Class  Y  shares  will generally be higher than  dividends for Class B, Class C and
Class N shares,  which  normally  have higher  expenses than
Class A and  Class Y. The  Fund has no fixed  dividend  rate and  cannot  guarantee  that it will  pay any  dividends  or distributions.

CAPITAL  GAINS.  The Fund may realize  capital  gains on the sale  of  portfolio  securities.  If it  does,  it may  make
distributions   out  of  any  net  short-term  or  long-term
capital  gains in December  of each year.  The Fund may make supplemental  distributions  of dividends  and capital gains following  the  end  of its  fiscal  year.  There  can be no
assurance   that  the  Fund  will  pay  any  capital   gains
distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING  DISTRIBUTIONS?  When
you open your account,  specify on your  application how you want to receive your dividends and  distributions.  You have four options:
Reinvest  All  Distributions  in the Fund.  You can elect to reinvest all dividends and capital gains  distributions
     in additional shares of the Fund.
Reinvest  Dividends  or  Capital  Gains.  You can  elect  to
     reinvest  some  distributions  (dividends,   short-term
     capital    gains    or    long-term    capital    gains
     distributions)  in the Fund while  receiving  the other
     types of  distributions by check or having them sent to
     your bank account through AccountLink.
Receive All  Distributions in Cash. You can elect to receive
     a  check   for  all   dividends   and   capital   gains
     distributions  or have them  sent to your bank  through
     AccountLink.
Reinvest  Your  Distributions  in  Another  OppenheimerFunds
     Account.  You can  reinvest  all  distributions  in the
     same  class  of  shares  of  another   OppenheimerFunds
     account you have established.

TAXES.  If  your  shares  are  not  held  in a  tax-deferred retirement  account,  you  should be aware of the  following tax  implications  of investing  in the Fund.  Distributions are  subject  to  federal  income  tax and may be subject to
state  or  local  taxes.   Dividends  paid  from  short-term
capital  gains and net  investment  income  are  taxable  as ordinary  income.  Long-term  capital  gains are  taxable as long-term  capital gains when  distributed to  shareholders.
It does not  matter  how long you  have  held  your  shares.
Whether  you  reinvest  your   distributions  in  additional
shares or take them in cash, the tax treatment is the same.

     Every  year  the  Fund  will  send  you  and  the IRS a
statement  showing  the amount of any  taxable  distribution you received in the previous  year.  Any  long-term  capital gains will be separately  identified in the tax  information the Fund sends you after the end of the calendar year.

Avoid  "Buying  a  Dividend."  If you buy  shares on or just before the  ex-dividend  date,  or just before the Fund
     declares  a capital  gains  distribution,  you will pay
     the  full  price  for the  shares  and then  receive  a
     portion  of the  price  back as a taxable  dividend  or
     capital gain.
Remember,  There May be Taxes on  Transactions.  Because the
     Fund's share price  fluctuates,  you may have a capital
     gain or loss when you sell or exchange  your shares.  A
     capital  gain  or loss is the  difference  between  the
     price  you  paid  for  the  shares  and the  price  you
     received  when  you  sold  them.  Any  capital  gain is
     subject to capital gains tax.
Returns  of   Capital   Can   Occur.   In   certain   cases,
     distributions  made by the  Fund  may be  considered  a
     non-taxable return of capital to shareholders.  If that
     occurs,   it  will  be   identified   in   notices   to
     shareholders.

This  information  is  only a  summary  of  certain  federal income tax  information  about your  investment.  You should consult  with  your  tax  adviser  about  the  effect  of an investment in the Fund on your particular tax situation.

INFORMATION AND SERVICES

For More Information on Oppenheimer Multi Cap Value Fund
The  following  additional  information  about  the  Fund is available without charge upon request:

STATEMENT OF ADDITIONAL  INFORMATION This document  includes
additional   information   about   the   Fund's   investment
policies,  risks,  and  operations.  It is  incorporated  by reference  into this  Prospectus  (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS Additional  information about the Fund's  investments  and performance is available in the
Fund's Annual and Semi-Annual  Reports to shareholders.  The
Annual  Report  includes a discussion  of market  conditions and investment  strategies that  significantly  affected the
Fund's performance during its last fiscal year.

How to Get More Information:
You can request the  Statement  of  Additional  Information, the Annual and Semi-Annual  Reports,  the notice  explaining the Fund's  privacy policy and other  information  about the
Fund or your account:

--------------------------------------------------------------------------------
By Telephone:                    Call OppenheimerFunds Services toll-free:
                                 1.800.CALL.OPP (225.5677)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Mail:                         Write to:
                                 OppenheimerFunds Services
                                 P.O. Box 5270
                                 Denver, Colorado 80217-5270
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
On the Internet:                 You can send us a  request  by  e-mail  or
                                 read   or   download   documents   on  the
                                 OppenheimerFunds                  website:
                                 www.oppenheimerfunds.com
--------------------------------------------------------------------------------

Information  about  the Fund,  including  the  Statement  of
Additional  Information  can be  reviewed  and copied at the
SEC's Public Reference Room in Washington,  D.C. Information
on  the  operation  of  the  Public  Reference  Room  may be obtained by calling the SEC at  1.202.942.8090.  Reports and other  information about the Fund are available on the EDGAR database  on the  SEC's  Internet  website  at  WWW.SEC.GOV.
                                                -----------
Copies may be obtained  after payment of a  duplicating  fee
by   electronic   request  at  the  SEC's  e-mail   address:
publicinfo@sec.gov   or  by  writing  to  the  SEC's  Public
Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information  about the  Fund or to make  any  representations  about  the  Fund other  than  what  is  contained  in this  Prospectus.  This
Prospectus  is not an offer to sell shares of the Fund,  nor a  solicitation  of an offer to buy  shares of the Fund,  to any  person in any state or other  jurisdiction  where it is unlawful to make such an offer.

The Fund's SEC                                The Fund's
shares are distributed by:
File No.: is 811-21208                        [logo]
OppenheimerFunds(R)
PR0600.001.1102                               Distributor,
Inc.
Printed on recycled paper.

Oppenheimer Multi Cap Value Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL.OPP (225.5677)

Statement of Additional Information dated November 26, 2002

      This Statement of Additional Information is not a
Prospectus. This document contains additional information
about the Fund and supplements information in the
Prospectus dated November 26, 2002. It should be read
together with the Prospectus, which may be obtained by
writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by
calling the Transfer Agent at the toll-free number shown
above or by downloading it from the Oppenheimerfunds
Internet website at www.oppenheimerfunds.com.

Contents
                                                                     Page
About the Fund
Additional Information About the Fund's Investment Policies

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies
and Risks

The investment objective, the principal investment policies
and the main risks of the Fund are described in the
Prospectus. This Statement of Additional Information
contains supplemental information about those policies and
risks and the types of securities that the Fund's
investment Manager, OppenheimerFunds, Inc., can select for
the Fund. Additional information is also provided about the
strategies that the Fund can use to try to achieve its
objective.

The Fund's Investment Policies. The composition of the
Fund's portfolio and the techniques and strategies that the
Fund's Manager can use in selecting portfolio securities
will vary over time. The Fund is not required to use any of
the investment techniques and strategies described below at
all times in seeking its goal. It can use some of the
special investment techniques and strategies at some times
or not at all.

      |X|   Investments in Equity Securities. The Fund does
not limit its investments in equity securities to issuers
having a market capitalization of a specified size or
range, and therefore can invest in securities of small-,
mid- and large-capitalization issuers. At times, the Fund
can focus its equity investments in securities of one or
more capitalization ranges, based upon the Manager's
judgment of where the best market opportunities are to seek
the Fund's objective. At times, the market may favor or
disfavor securities of issuers of a particular
capitalization range. Securities of small capitalization
issuers may be subject to greater price volatility in
general than securities of larger companies. Therefore, if
the Fund is focusing on or has substantial investments in
smaller capitalization companies at times of market
volatility, the Fund's share prices may fluctuate more than
that of funds focusing on larger capitalization issuers.

      |_|         Over-the-Counter Securities. Securities
of small capitalization issuers may be traded on securities
exchanges or in the over-the-counter market. The
over-the-counter markets, both in the U.S. and abroad, may
have less liquidity than securities exchanges. That can
affect the price the Fund is able to obtain when it wants
to sell a security.

      Small-cap growth companies may offer greater
opportunities for capital appreciation than securities of
large, more established companies. However, these
securities also involve greater risks than securities of
larger companies. Securities of small capitalization
issuers may be subject to greater price volatility in
general than securities of large-cap and mid-cap companies.
Therefore, to the degree that the Fund has investments in
smaller capitalization companies at times of market
volatility, the Fund's share price may fluctuate more. As
noted below, the Fund limits its investments in small,
unseasoned issuers.

      |_| Rights and Warrants. The Fund can invest up to
10% of its total assets in warrants or rights, although the
Fund does not currently intend to invest more than 5% of
its total assets in warrants or rights. Warrants basically
are options to purchase equity securities at specific
prices valid for a specific period of time. Their prices do
not necessarily move parallel to the prices of the
underlying securities. Rights are similar to warrants, but
normally have a short duration and are distributed directly
by the issuer to its shareholders. Rights and warrants have
no voting rights, receive no dividends and have no rights
with respect to the assets of the issuer.

      |X| Convertible Securities. Convertible securities
are preferred stocks or debt securities that are
convertible into an issuer's common stock. Convertible
securities rank senior to common stock in a corporation's
capital structure and therefore are subject to less risk
than common stock in case of the issuer's bankruptcy or
liquidation.

      The value of a convertible security is a function of
its "investment value" and its "conversion value." If the
investment value exceeds the conversion value, the security
will behave more like a debt security, and the security's
price will likely increase when interest rates fall and
decrease when interest rates rise. If the conversion value
exceeds the investment value, the security will behave more
like an equity security. In that case, it will likely sell
at a premium over its conversion value, and its price will
tend to fluctuate directly with the price of the underlying
security.

      While some convertible securities are a form of debt
security, in many cases their conversion feature (allowing
conversion into equity securities) causes them to be
regarded by the Manager more as "equity equivalents."  As a
result, the rating assigned to the security has less impact
on the Manager's investment decision than in the case of
non-convertible debt fixed-income securities. To determine
whether convertible securities should be regarded as
"equity equivalents," the Manager examines the following
factors:
o     whether, at the option of the investor, the
      convertible security can be exchanged for a fixed
      number of shares of common stock of the issuer, and
o     the extent to which the convertible security may
      provide the ability to participate in any
      appreciation in the price of the issuer's common
      stock.

      |_| Preferred Stock. Preferred stock, unlike common
stock, has a stated dividend rate payable from the
corporation's earnings. Preferred stock dividends may be
cumulative or non-cumulative. "Cumulative" dividend
provisions require all or a portion of prior unpaid
dividends to be paid before dividends can be paid on the
issuer's common stock. Preferred stock may be
"participating" stock, which means that it may be entitled
to a dividend exceeding the stated dividend in certain
cases.

      If interest rates rise, the fixed dividend on
preferred stocks may be less attractive, causing the price
of preferred stocks to decline. Preferred stock may have
mandatory sinking fund provisions, as well as provisions
allowing calls or redemptions prior to maturity, which can
also have a negative impact on prices when interest rates
decline. Preferred stock generally has a preference over
common stock on the distribution of a corporation's assets
in the event of liquidation of the corporation. The rights
of preferred stock on distribution of a corporation's
assets in the event of a liquidation are generally
subordinate to the rights associated with a corporation's
debt securities.

      |X|   Foreign Securities. The Fund can purchase
equity and debt securities issued or guaranteed by foreign
companies or foreign governments or their agencies.
"Foreign securities" include equity and debt securities of
companies organized under the laws of countries other than
the United States and debt securities of foreign
governments. They may be traded on foreign securities
exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by
American Depository Receipts or that are listed on a U.S.
securities exchange or traded in the U.S. over-the-counter
markets are not considered "foreign securities" for the
purpose of the Fund's investment allocations. That is
because they are not subject to many of the special
considerations and risks, discussed below, that apply to
foreign securities traded and held abroad.

      Investing in foreign securities offers potential
benefits not available from investing solely in securities
of domestic issuers. They include the opportunity to invest
in foreign issuers that appear to offer growth potential,
or in foreign countries with economic policies or business
cycles different from those of the U.S., or to reduce
fluctuations in portfolio value by taking advantage of
foreign stock markets that do not move in a manner parallel
to U.S. markets. The Fund will hold foreign currency only
in connection with the purchase or sale of foreign
securities.

|_|   Risks of Foreign Investing. Investments in foreign
            securities may offer special opportunities for
            investing but also present special additional
            risks and considerations not typically
            associated with investments in domestic
            securities. Some of these additional risks are:

o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to
            changes in currency rates or currency control
            regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial
            reporting standards in foreign countries
            comparable to those applicable to domestic
            issuers;
o     less volume on foreign exchanges than on U.S.
            exchanges;
o     greater volatility and less liquidity on foreign
            markets than in the U.S.;
o     less governmental regulation of foreign issuers,
            stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio
            transactions or loss of certificates for
            portfolio securities;
o     possibilities in some countries of expropriation,
            confiscatory taxation, political, financial or
            social instability or adverse diplomatic
            developments; and
o     unfavorable differences between the U.S. economy and
            foreign economies.

      In the past, U.S. government policies have
discouraged certain investments abroad by U.S. investors,
through taxation or other restrictions, and it is possible
that such restrictions could be re-imposed.

      |X|   Portfolio Turnover. "Portfolio turnover"
describes the rate at which the Fund traded its portfolio
securities during its previous fiscal year. For example, if
a fund sold all of its securities during the year, its
portfolio turnover rate would have been 100%. The Fund's
portfolio turnover rate will fluctuate from year to year,
and the Fund can have a portfolio turnover rate of 100% or
more.

      Increased portfolio turnover creates higher brokerage
and transaction costs for the Fund, which may reduce its
overall performance. Additionally, the realization of
capital gains from selling portfolio securities may result
in distributions of taxable long-term capital gains to
shareholders, since the Fund will normally distribute all
of its capital gains realized each year, to avoid excise
taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its
objective, the Fund can from time to time use the types of
investment strategies and investments described below. It
is not required to use all of these strategies at all times
and at times may not use them.

      |X|   Investing in Small, Unseasoned Companies. The
Fund can invest in securities of small, unseasoned
companies. These are companies that have been in operation
for less than three years, including the operations of any
predecessors. Securities of these companies may be subject
to volatility in their prices. They may have a limited
trading market, which may adversely affect the Fund's
ability to dispose of them and can reduce the price the
Fund might be able to obtain for them. Other investors that
own a security issued by a small, unseasoned issuer for
which there is limited liquidity might trade the security
when the Fund is attempting to dispose of its holdings of
that security. In that case the Fund might receive a lower
price for its holdings than might otherwise be obtained.
The Fund currently intends to invest no more than 35% of
its net assets in securities of small, unseasoned issuers.

      |X|   Repurchase Agreements. The Fund can acquire
securities subject to repurchase agreements. It may do so
for liquidity purposes to meet anticipated redemptions of
Fund shares, or pending the investment of the proceeds from
sales of Fund shares, or pending the settlement of
portfolio securities transactions or for temporary
defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security
from, and simultaneously resells it to, an approved vendor
for delivery on an agreed-upon future date. The resale
price exceeds the purchase price by an amount that reflects
an agreed-upon interest rate effective for the period
during which the repurchase agreement is in effect.
Approved vendors include U.S. commercial banks, U.S.
branches of foreign banks, or broker-dealers that have been
designated as primary dealers in government securities.
They must meet credit requirements set by the Manager from
time to time.

      The majority of these transactions run from day to
day, and delivery pursuant to the resale typically occurs
within one to five days of the purchase. Repurchase
agreements having a maturity beyond seven days are subject
to the Fund's limits on holding illiquid investments. The
Fund will not enter into a repurchase agreement that causes
more than 15% of its net assets to be subject to repurchase
agreements having a maturity beyond seven days. There is no
limit on the amount of the Fund's net assets that may be
subject to repurchase agreements having maturities of seven
days or less.

      Repurchase agreements, considered "loans" under the
Investment Company Act of 1940 ("Investment Company Act"),
are collateralized by the underlying security. The Fund's
repurchase agreements require that at all times while the
repurchase agreement is in effect, the value of the
collateral must equal or exceed the repurchase price to
fully collateralize the repayment obligation. However, if
the vendor fails to pay the resale price on the delivery
date, the Fund may incur costs in disposing of the
collateral and may experience losses if there is any delay
in its ability to do so. The Manager will monitor the
vendor's creditworthiness to confirm that the vendor is
financially sound and will continuously monitor the
collateral's value.

      Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with
other affiliated entities managed by the Manager, may
transfer uninvested cash balances into one or more joint
repurchase agreement accounts.  These balances are invested
in one or more repurchase agreements, secured by U.S.
government securities.  Securities that are pledged as
collateral for repurchase agreements are held by a
custodian bank until the agreements mature.  Each joint
repurchase agreement requires that the market value of the
collateral be sufficient to cover payments of interest and
principal; however, in the event of default by the other
party to the agreement, retention or sale of the collateral
may be subject to legal proceedings.

Investment in Other Investment Companies. The Fund can also
invest in the securities of other investment companies,
which can include open-end funds, closed-end funds and unit
investment trusts, subject to the limits set forth in the
Investment Company Act of 1940 (the "Investment Company
Act") that apply to those types of investments.  For
example, the Fund can invest in Exchange-Traded Funds,
which are typically open-end funds or unit investment
trusts, listed on a stock exchange.  The Fund might do so
as a way of gaining exposure to the segments of the equity
or fixed-income markets represented by the Exchange-Traded
Funds' portfolio, at times when the Fund may not be able to
buy those portfolio securities directly.

      Investing in another investment company may involve
the payment of substantial premiums above the value of such
investment company's portfolio securities and is subject to
limitations under the Investment Company Act.  The Fund
does not intend to invest in other investment companies
unless the Manager believes that the potential benefits of
the investment justify the payment of any premiums or sales
charges.  As a shareholder of an investment company, the
Fund would be subject to its ratable share of that
investment company's expenses, including its advisory and
administration expenses.  The Fund does not anticipate
investing a substantial amount of its net assets in shares
of other investment companies.

      |X|   Illiquid and Restricted Securities. Under the
policies and procedures established by the Fund's Board of
Trustees, the manager determines the liquidity of certain
of the Fund's investments. To enable the Fund to sell its
holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those
securities to be registered. The expenses of registering
restricted securities may be negotiated by the Fund with
the issuer at the time the Fund buys the securities. When
the Fund must arrange registration because the Fund wishes
to sell the security, a considerable period may elapse
between the time the decision is made to sell the security
and the time the security is registered so that the Fund
could sell it. The Fund would bear the risks of any
downward price fluctuation during that period.

      The Fund can also acquire restricted securities
through private placements. Those securities have
contractual restrictions on their public resale. Those
restrictions might limit the Fund's ability to dispose of
the securities and might lower the amount the Fund could
realize upon the sale.

      The Fund has limitations that apply to purchases of
restricted securities, as stated in the Prospectus. Those
percentage restrictions do not limit purchases of
restricted securities that are eligible for sale to
qualified institutional purchasers under Rule 144A of the
Securities Act of 1933, if those securities have been
determined to be liquid by the Manager under Board-approved
guidelines. Those guidelines take into account the trading
activity for such securities and the availability of
reliable pricing information, among other factors. If there
is a lack of

trading interest in a particular Rule 144A security, the
Fund's holdings of that security may be considered to be
illiquid.

      Illiquid securities include repurchase agreements
maturing in more than seven days.

      |X|   Loans of Portfolio Securities. The Fund can
lend its portfolio securities to certain types of eligible
borrowers approved by the Board of Trustees. These loans
are limited to not more than 25% of the value of the Fund's
total assets.

      There are some risks in connection with securities
lending. The Fund might experience a delay in receiving
additional collateral to secure a loan, or a delay in
recovery of the loaned securities if the borrower defaults.
The Fund must receive collateral for a loan. Under current
applicable regulatory requirements (which are subject to
change), on each business day the loan collateral must be
at least equal to the value of the loaned securities. It
must consist of cash, bank letters of credit, securities of
the U.S. government or its agencies or instrumentalities,
or other cash equivalents in which the Fund is permitted to
invest. To be acceptable as collateral, letters of credit
must obligate a bank to pay amounts demanded by the Fund if
the demand meets the terms of the letter. The terms of the
letter of credit and the issuing bank both must be
satisfactory to the Fund.

      When it lends securities, the Fund receives amounts
equal to the dividends or interest on loaned securities. It
also receives one or more of (a) negotiated loan fees, (b)
interest on securities used as collateral, and (c) interest
on any short-term debt securities purchased with such loan
collateral. Either type of interest may be shared with the
borrower. The Fund can also pay reasonable finder's,
custodian bank and administrative fees in connection with
these loans. The terms of the Fund's loans must meet
applicable tests under the Internal Revenue Code and must
permit the Fund to reacquire loaned securities on five
days' notice or in time to vote on any important matter.

      |X|   Borrowing for Leverage. The Fund has the
ability to borrow from banks on an unsecured basis to
invest the borrowed funds in portfolio securities. This
speculative technique is known as "leverage." The Fund may
borrow only from banks. Under current regulatory
requirements, borrowings can be made only to the extent
that the value of the Fund's assets, less its liabilities
other than borrowings, is equal to at least 300% of all
borrowings (including the proposed borrowing). If the value
of the Fund's assets fails to meet this 300% asset coverage
requirement, the Fund will reduce its bank debt within
three days to meet the requirement. To do so, the Fund
might have to sell a portion of its investments at a
disadvantageous time.

      The Fund will pay interest on these loans, and that
interest expense will raise the overall expenses of the
Fund and reduce its returns. If it does borrow, its
expenses will be greater than comparable funds that do not
borrow for leverage. Additionally, the Fund's net asset
value per share might fluctuate more than that of funds
that do not borrow. Currently, the Fund does not
contemplate using this technique, but if it does so, it
will not likely do so to a substantial degree.

      |X|   Derivatives. The Fund can invest in a variety
of derivative investments to seek income, for liquidity
needs or for hedging purposes. Some derivative investments
the Fund can use are the hedging instruments described
below in this Statement of Additional Information. However,
the Fund does not use, and does not currently contemplate
using, derivatives or hedging instruments to a significant
degree. Segregated accounts will be maintained for all
derivative transactions, as required by the Investment
Company Act.

      Other derivative investments the Fund can invest in
include "index-linked" notes. Principal and/or interest
payments on these notes depend on the performance of an
underlying index. Currency-indexed securities are another
derivative the Fund can use. Typically these are short-term
or intermediate-term debt securities. Their value at
maturity or the rates at which they pay income are
determined by the change in value of the U.S. dollar
against one or more foreign currencies or an index. In some
cases, these securities may pay an amount at maturity based
on a multiple of the amount of the relative currency
movements. This type of index security offers the potential
for increased income or principal payments but at a greater
risk of loss than a typical debt security of the same
maturity and credit quality.

      Other derivative investments the Fund can use include
debt exchangeable for common stock of an issuer or
"equity-linked debt securities" of an issuer. At maturity,
the debt security is exchanged for common stock of the
issuer or it is payable in an amount based on the price of
the issuer's common stock at the time of maturity. Both
alternatives present a risk that the amount payable at
maturity will be less than the principal amount of the debt
because the price of the issuer's common stock might not be
as high as the Manager expected.

      |X|   Hedging. Although the Fund does not anticipate
the extensive use of hedging instruments, the Fund can use
them. However, the Fund is not required to do so in seeking
its goal. The Fund may use hedging instruments to attempt
to protect against declines in the market value of the
Fund's portfolio, to permit the Fund to retain unrealized
gains in the value of portfolio securities which have
appreciated, or to facilitate selling securities for
investment reasons. To do so, the Fund could:

      o  sell futures contracts,
      o  buy puts on such futures or on securities, or
      o  write covered calls on securities or futures.

      The Fund can use hedging to establish a position in
the securities market as a temporary substitute for
purchasing particular securities. In that case, the Fund
would normally seek to purchase the securities and then
terminate that hedging position. The Fund might also use
this type of hedge to attempt to protect against the
possibility that its portfolio securities would not be
fully included in a rise in value of the market. To do so
the Fund could:

      o  buy futures, or
      o  buy calls on such futures or on securities.

      If the Fund hedges with futures and/or options on
futures, it will be incidental to the Fund's activities in
the underlying cash market. The particular hedging
instruments the Fund can use are described below. The Fund
may employ new hedging instruments and strategies when they
are developed, if those investment methods are consistent
with the Fund's investment objective and are permissible
under applicable regulations governing the Fund.

         |_|      Futures. The Fund can buy and sell
futures contracts that relate to (1) broadly-based stock
indices (these are referred to as "stock index futures"),
(2) securities indices (these are referred to as "financial
futures") and (3) foreign currencies (these are referred to
as "forward contracts").

      A stock index is used as the basis for trading stock
index futures. In some cases these futures may be based on
stocks of issuers in a particular industry or group of
industries. A stock index assigns relative values to the
common stocks included in the index and its value
fluctuates in response to the changes in value of the
underlying stocks. A stock index cannot be purchased or
sold directly. Financial futures are similar contracts
based on the future value of the basket of securities that
comprise the index. These contracts obligate the seller to
deliver, and the purchaser to take, cash to settle the
futures transaction. There is no delivery made of the
underlying securities to settle the futures obligation.
Either party may also settle the transaction by entering
into an offsetting contract.

      No money is paid or received by the Fund on the
purchase or sale of a future. Upon entering into a futures
transaction, the Fund will be required to deposit an
initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be
deposited with the Fund's custodian bank in an account
registered in the futures broker's name. However, the
futures broker can gain access to that account only under
specified conditions. As the future is marked to market
(that is, its value on the Fund's books is changed) to
reflect changes in its market value, subsequent margin
payments, called variation margin, will be paid to or by
the futures broker daily.

      At any time prior to the expiration of the future,
the Fund may elect to close out its position by taking an
opposite position, at which time a final determination of
variation margin is made and any additional cash must be
paid by or released to the Fund. Any loss or gain on the
future is then realized by the Fund for tax purposes. All
futures transactions, except forward contracts, are
effected through a clearinghouse associated with the
exchange on which the contracts are traded.

         |_|      Put and Call Options. The Fund can buy
and sell certain kinds of put options ("puts") and call
options ("calls"). The Fund can buy and sell
exchange-traded and over-the-counter put and call options,
including index options, securities options, currency
options, commodities options, and options on the other
types of futures described above.

         |_|      Writing Covered Call Options. The Fund
can write (that is, sell) covered calls. If the Fund sells
a call option, it must be covered. That means the Fund must
own the security subject to the call while the call is
outstanding, or, for certain types of calls, the call can
be covered by identifying liquid assets on the Fund's books
to enable the Fund to satisfy its obligations if the call
is exercised. Up to 25% of the Fund's total assets can be
subject to calls the Fund writes.

      When the Fund writes a call on a security, it
receives cash (a premium). The Fund agrees to sell the
underlying security to a purchaser of a corresponding call
on the same security during the call period at a fixed
exercise price regardless of market price changes during
the call period. The call period is usually not more than
nine months. The exercise price may differ from the market
price of the underlying security. The Fund has the risk of
loss that the price of the underlying security may decline
during the call period. That risk may be offset to some
extent by the premium the Fund receives. If the value of
the investment does not rise above the call price, it is
likely that the call will lapse without being exercised. In
that case the Fund would keep the cash premium and the
investment.

      When the Fund writes a call on an index, it receives
cash (a premium). If the buyer of the call exercises it,
the Fund will pay an amount of cash equal to the difference
between the closing price of the call and the exercise
price, multiplied by a specified multiple that determines
the total value of the call for each point of difference.
If the value of the underlying investment does not rise
above the call price, it is likely that the call will lapse
without being exercised. In that case the Fund would keep
the cash premium.

      The Fund's custodian bank, or a securities depository
acting for the custodian bank, will act as the Fund's
escrow agent, through the facilities of the Options
Clearing Corporation ("OCC"), as to the investments on
which the Fund has written calls traded on exchanges or as
to other acceptable escrow securities. In that way, no
margin will be required for such transactions. OCC will
release the securities on the expiration of the option or
when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC")
option, it will enter into an arrangement which will
establish a formula price at which the Fund will have the
absolute right to repurchase that OTC option. The formula
price will generally be based on a multiple of the premium
received for the option, plus the amount by which the
option is exercisable below the market price of the
underlying security (that is, the option is "in the
money"). When the Fund writes an OTC option, it will treat
as illiquid (for purposes of its restriction on holding
illiquid securities) the mark-to-market value of any OTC
option it holds, unless the option is subject to a buy-back
agreement by the executing broker.

      To terminate its obligation on a call it has written,
the Fund can purchase a corresponding call in a "closing
purchase transaction."  The Fund will then realize a profit
or loss, depending upon whether the net of the amount of
the option transaction costs and the premium received on
the call the Fund wrote is more or less than the price of
the call the Fund purchases to close out the transaction.
The Fund may realize a profit if the call expires
unexercised, because the Fund will retain the underlying
security and the premium it received when it wrote the
call. Any such profits are considered short-term capital
gains for federal income tax purposes, as are the premiums
on lapsed calls. When distributed by the Fund they are
taxable as ordinary income. If the Fund cannot effect a
closing purchase transaction due to the lack of a market,
it will have to hold the callable securities until the call
expires or is exercised.

      The Fund can also write calls on a futures contract
without owning the futures contract or securities
deliverable under the contract. To do so, at the time the
call is written, the Fund must cover the call by
identifying an equivalent dollar amount of liquid assets on
the Fund's books. The Fund will identify additional liquid
assets on its books if the value of the segregated assets
drops below 100% of the current value of the future.
Because of this segregation requirement, in no
circumstances would the Fund's receipt of an exercise
notice as to that future require the Fund to deliver a
futures contract. It would simply put the Fund in a short
futures position, which is permitted by the Fund's hedging
policies.

         |_|      Writing Put Options. The Fund may sell
put options. A put option on securities gives the purchaser
the right to sell, and the writer the obligation to buy,
the underlying investment at the exercise price during the
option period. The Fund will not write puts if, as a
result, more than 25% of the Fund's total assets would be
required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by
liquid assets identified on the Fund's books. The premium
the Fund receives from writing a put represents a profit,
as long as the price of the underlying investment remains
equal to or above the exercise price of the put. However,
the Fund also assumes the obligation during the option
period to buy the underlying investment from the buyer of
the put at the exercise price, even if the value of the
investment falls below the exercise price. If a put the
Fund has written expires unexercised, the Fund realizes a
gain in the amount of the premium less the transaction
costs incurred. If the put is exercised, the Fund must
fulfill its obligation to purchase the underlying
investment at the exercise price. That price will usually
exceed the market value of the investment at that time. In
that case, the Fund may incur an unrealized loss
immediately, which would then be realized when the
underlying security is sold. That loss will be equal to the
sum of the sale price of the underlying investment and the
premium received minus the sum of the exercise price and
any transaction costs the Fund incurred.

      When writing a put option on a security, to secure
its obligation to pay for the underlying security the Fund
will deposit in escrow liquid assets with a value equal to
or greater than the exercise price of the underlying
securities. The Fund therefore forgoes the opportunity of
investing the segregated assets or writing calls against
those assets.

      As long as the Fund's obligation as the put writer
continues, it may be assigned an exercise notice by the
broker-dealer through which the put was sold. That notice
will require the Fund to take delivery of the underlying
security and pay the exercise price. The Fund has no
control over when it may be required to purchase the
underlying security, since it may be assigned an exercise
notice at any time prior to the termination of its
obligation as the writer of the put. That obligation
terminates upon expiration of the put. It may also
terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a
put of the same series as it sold. Once the Fund has been
assigned an exercise notice, it cannot effect a closing
purchase transaction.

      The Fund may decide to effect a closing purchase
transaction to realize a profit on an outstanding put
option it has written or to prevent the underlying security
from being put. Effecting a closing purchase transaction
will also permit the Fund to write another put option on
the security, or to sell the security and use the proceeds
from the sale for other investments. The Fund will realize
a profit or loss from a closing purchase transaction
depending on whether the cost of the transaction is less or
more than the premium received from writing the put option.
Any profits from writing puts are considered short-term
capital gains for federal tax purposes, and when
distributed by the Fund, are taxable as ordinary income.

         |_|      Purchasing Calls and Puts. The Fund may
purchase calls to protect against the possibility that the
Fund's portfolio will not participate in an anticipated
rise in the securities market. When the Fund buys a call
(other than in a closing purchase transaction), it pays a
premium. The Fund then has the right to buy the underlying
investment from a seller of a corresponding call on the
same investment during the call period at a fixed exercise
price. The Fund benefits only if it sells the call at a
profit or if, during the call period, the market price of
the underlying investment is above the sum of the call
price plus the transaction costs and the premium paid for
the call and the Fund exercises the call. If the Fund does
not exercise the call or sell it (whether or not at a
profit), the call will become worthless at its expiration
date. In that case the Fund will have paid the premium but
lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the
underlying investment in its portfolio. When the Fund
purchases a put, it pays a premium and, except as to puts
on indices, has the right to sell the underlying investment
to a seller of a put on a corresponding investment during
the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own
(such as an index or future) permits the Fund either to
resell the put or to buy the underlying investment and sell
it at the exercise price.   The resale price will vary
inversely to the price of the underlying investment.  If
the market price of the underlying investment is above the
exercise price and, as a result, the put is not exercised,
the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns
enables the Fund to attempt to protect itself during the
put period against a decline in the value of the underlying
investment below the exercise price by selling the
underlying investment at the exercise price to a seller of
a corresponding put. If the market price of the underlying
investment is equal to or above the exercise price and, as
a result, the put is not exercised or resold, the put will
become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to sell
the underlying investment. However, the Fund can sell the
put prior to its expiration. That sale may or may not be at
a profit.

      When the Fund purchases a call or put on an index or
future, it pays a premium, but settlement is in cash rather
than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market
generally) rather than on price movements in individual
securities or futures contracts.

      The Fund may buy a call or put only if, after the
purchase, the value of all call and put options held by the
Fund will not exceed 5% of the Fund's total assets.

         |_|      Buying and Selling Options on Foreign
Currencies. The Fund can buy and sell calls and puts on
foreign currencies. They include puts and calls that trade
on a securities or commodities exchange or in the
over-the-counter markets or are quoted by major recognized
dealers in such options. The Fund could use these calls and
puts to try to protect against declines in the dollar value
of foreign securities and increases in the dollar cost of
foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value
of a foreign currency in which securities to be acquired
are denominated, the increased cost of those securities may
be partially offset by purchasing calls or writing puts on
that foreign currency. If the Manager anticipates a decline
in the dollar value of a foreign currency, the decline in
the dollar value of portfolio securities denominated in
that currency might be partially offset by writing calls or
purchasing puts on that foreign currency. However, the
currency rates could fluctuate in a direction adverse to
the Fund's position. The Fund will then have incurred
option premium payments and transaction costs without a
corresponding benefit.

      A call the Fund writes on a foreign currency is
"covered" if the Fund owns the underlying foreign currency
covered by the call or has an absolute and immediate right
to acquire that foreign currency without additional cash
consideration (or it can do so for additional cash
consideration held in a segregated account by its custodian
bank) upon conversion or exchange of other foreign currency
held in its portfolio.

      The Fund could write a call on a foreign currency to
provide a hedge against a decline in the U.S. dollar value
of a security which the Fund owns or has the right to
acquire and which is denominated in the currency underlying
the option. That decline might be one that occurs due to an
expected adverse change in the exchange rate. In those
circumstances, the Fund covers the option by maintaining
cash, U.S. government securities or other liquid, high
grade debt securities in an amount equal to the exercise
price of the option, in a segregated account with the
Fund's custodian bank.

o     Forward Contracts.  Forward contracts are foreign
currency exchange contracts.  They are used to buy or sell
foreign currency for future delivery at a fixed price.  The
Fund uses them to "lock in" the U.S. dollar price of a
security denominated in a foreign currency that the Fund
has bought or sold, or to protect against possible losses
from changes in the relative values of the U.S. dollar and
a foreign currency.  The Fund limits its exposure in
foreign currency exchange contracts in a particular foreign
currency to the amount of its assets denominated in that
currency or a closely-correlated currency.  The Fund may
also use "cross-hedging" where the Fund hedges against
changes in currencies other than the currency in which a
security it holds is denominated.

      Under a forward contract, one party agrees to
purchase, and another party agrees to sell, a specific
currency at a future date. That date may be any fixed
number of days from the date of the contract agreed upon by
the parties. The transaction price is set at the time the
contract is entered into.  These contracts are traded in
the inter-bank market conducted directly among currency
traders (usually large commercial banks) and their
customers.

      The Fund may use forward contracts to protect against
uncertainty in the level of future exchange rates.  The use
of forward contracts does not eliminate the risk of
fluctuations in the prices of the underlying securities the
Fund owns or intends to acquire, but it does fix a rate of
exchange in advance. Although forward contracts may reduce
the risk of loss from a decline in the value of the hedged
currency, at the same time they limit any potential gain if
the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase
or sale of a security denominated in a foreign currency, or
when it anticipates receiving dividend payments in a
foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar
equivalent of the dividend payments.  To do so, the Fund
could enter into a forward contract for the purchase or
sale of the amount of foreign currency involved in the
underlying transaction, in a fixed amount of U.S. dollars
per unit of the foreign currency. This is called a
"transaction hedge."  The transaction hedge will protect
the Fund against a loss from an adverse change in the
currency exchange rates during the period between the date
on which the security is purchased or sold or on which the
payment is declared, and the date on which the payments are
made or received.

      The Fund could also use forward contracts to lock in
the U.S. dollar value of portfolio positions. This is
called a "position hedge."  When the Fund believes that
foreign currency might suffer a substantial decline against
the U.S. dollar, it could enter into a forward contract to
sell an amount of that foreign currency approximating the
value of some or all of the Fund's portfolio securities
denominated in that foreign currency.  When the Fund
believes that the U.S. dollar might suffer a substantial
decline against a foreign currency, it could enter into a
forward contract to buy that foreign currency for a fixed
dollar amount.  Alternatively, the Fund could enter into a
forward contract to sell a different foreign currency for a
fixed U.S. dollar amount if

the Fund believes that the U.S. dollar value of the foreign
currency to be sold pursuant to its forward contract will
fall whenever there is a decline in the U.S. dollar value
of the currency in which portfolio securities of the Fund
are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these
cases by identifying to its Custodian bank assets having a
value equal to the aggregate amount of the Fund's
commitment under forward contracts.  The Fund will not
enter into forward contracts or maintain a net exposure to
such contracts if the consummation of the contracts would
obligate the Fund to deliver an amount of foreign currency
in excess of the value of the Fund's portfolio securities
or other assets denominated in that currency or another
currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction
costs, the Fund may maintain a net exposure to forward
contracts in excess of the value of the Fund's portfolio
securities or other assets denominated in foreign
currencies if the excess amount is "covered" by liquid
securities denominated in any currency. The cover must be
at least equal at all times to the amount of that excess.
As one alternative, the Fund may purchase a call option
permitting the Fund to purchase the amount of foreign
currency being hedged by a forward sale contract at a price
no higher than the forward contract price.  As another
alternative, the Fund may purchase a put option permitting
the Fund to sell the amount of foreign currency subject to
a forward purchase contract at a price as high or higher
than the forward contract price.

      The precise matching of the amounts under forward
contracts and the value of the securities involved
generally will not be possible because the future value of
securities denominated in foreign currencies will change as
a consequence of market movements between the date the
forward contract is entered into and the date it is sold.
In some cases the Manager might decide to sell the security
and deliver foreign currency to settle the original
purchase obligation. If the market value of the security is
less than the amount of foreign currency the Fund is
obligated to deliver, the Fund might have to purchase
additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of
the security instead exceeds the amount of foreign currency
the Fund is obligated to deliver to settle the trade, the
Fund might have to sell on the spot market some of the
foreign currency received upon the sale of the security.
There will be additional transaction costs on the spot
market in those cases.

      The projection of short-term currency market
movements is extremely difficult, and the successful
execution of a short-term hedging strategy is highly
uncertain.  Forward contracts involve the risk that
anticipated currency movements will not be accurately
predicted, causing the Fund to sustain losses on these
contracts and to pay additional transactions costs. The use
of forward contracts in this manner might reduce the Fund's
performance if there are unanticipated changes in currency
prices to a greater degree than if the Fund had not entered
into such contracts.

      At or before the maturity of a forward contract
requiring the Fund to sell a currency, the Fund might sell
a portfolio security and use the sale proceeds to make
delivery of the currency. In the alternative the Fund might
retain the security and offset its contractual obligation
to deliver the currency by purchasing a second contract.
Under that contract the Fund will obtain, on the same
maturity date, the same amount of the currency that it is
obligated to deliver.  Similarly, the Fund might close out
a forward contract requiring it to purchase a specified
currency by entering into a second contract entitling it to
sell the same amount of the same currency on the maturity
date of the first contract.  The Fund would realize a gain
or loss as a result of entering into such an offsetting
forward contract under either circumstance. The gain or
loss will depend on the extent to which the exchange rate
or rates between the currencies involved moved between the
execution dates of the first contract and offsetting
contract.

      The costs to the Fund of engaging in forward
contracts varies with factors such as the currencies
involved, the length of the contract period and the market
conditions then prevailing. Because forward contracts are
usually entered into on a principal basis, no brokerage
fees or commissions are involved.  Because these contracts
are not traded on an exchange, the Fund must evaluate the
credit and performance risk of the counterparty under each
forward contract.

      Although the Fund values its assets daily in terms of
U.S. dollars, it does not intend to convert its holdings of
foreign currencies into U.S. dollars on a daily basis.  The
Fund may convert foreign currency from time to time, and
will incur costs in doing so. Foreign exchange dealers do
not charge a fee for conversion, but they do seek to
realize a profit based on the difference between the prices
at which they buy and sell various currencies.  Thus, a
dealer might offer to sell a foreign currency to the Fund
at one rate, while offering a lesser rate of exchange if
the Fund desires to resell that currency to the dealer.

o     Interest Rate Swap Transactions.  The Fund can enter
into interest rate swap agreements. In an interest rate
swap, the Fund and another party exchange their right to
receive or their obligation to pay interest on a security.
For example, they might swap the right to receive floating
rate payments for fixed rate payments. The Fund can enter
into swaps only on securities that it owns. The Fund will
not enter into swaps with respect to more than 25% of its
total assets. Also, the Fund will identify on its books
liquid assets (such as cash or U.S. government securities)
to cover any amounts it could owe under swaps that exceed
the amounts it is entitled to receive, and it will adjust
that amount daily, as needed.

      Swap agreements entail both interest rate risk and
credit risk.  There is a risk that, based on movements of
interest rates in the future, the payments made by the Fund
under a swap agreement will be greater than the payments it
received.  Credit risk arises from the possibility that the
counterparty will default.  If the counterparty defaults,
the Fund's loss will consist of the net amount of
contractual interest payments that the Fund has not yet
received.  The Manager will monitor the creditworthiness of
counterparties to the Fund's interest rate swap
transactions on an ongoing basis.

      The Fund can enter into swap transactions with
certain counterparties pursuant to master netting
agreements.  A master netting agreement provides that all
swaps done between the Fund and that counterparty shall be
regarded as parts of an integral agreement.  If amounts are
payable on a particular date in the same currency in
respect of one or more swap transactions, the amount
payable on that date in that currency shall be the net
amount.  In addition, the master netting agreement may
provide that if one party defaults generally or on one
swap, the counterparty can terminate all of the swaps with
that party.  Under these agreements, if a default results
in a loss to one party, the measure of that party's damages
is calculated by reference to the average cost of a
replacement swap for each swap. It is measured by the
mark-to-market value at the time of the termination of each
swap.  The gains and losses on all swaps are then netted,
and the result is the counterparty's gain or loss on
termination.  The termination of all swaps and the netting
of gains and losses on termination is generally referred to
as "aggregation."

         |_|      Risks of Hedging with Options and
Futures. The use of hedging instruments requires special
skills and knowledge of investment techniques that are
different than what is required for normal portfolio
management. If the Manager uses a hedging instrument at the
wrong time or judges market conditions incorrectly, hedging
strategies may reduce the Fund's return. The Fund could
also experience losses if the prices of its futures and
options positions were not correlated with its other
investments.

      The Fund's option activities could affect its
portfolio turnover rate and brokerage commissions. The
exercise of calls written by the Fund might cause the Fund
to sell related portfolio securities, thus increasing its
turnover rate. The exercise by the Fund of puts on
securities will cause the sale of underlying investments,
increasing portfolio turnover. Although the decision
whether to exercise a put it holds is within the Fund's
control, holding a put might cause the Fund to sell the
related investments for reasons that would not exist in the
absence of the put.

      The Fund could pay a brokerage commission each time
it buys a call or put, sells a call or put, or buys or
sells an underlying investment in connection with the
exercise of a call or put. Those commissions could be
higher on a relative basis than the commissions for direct
purchases or sales of the underlying investments. Premiums
paid for options are small in relation to the market value
of the underlying investments. Consequently, put and call
options offer large amounts of leverage. The leverage
offered by trading in options could result in the Fund's
net asset values being more sensitive to changes in the
value of the underlying investment.

      If a covered call written by the Fund is exercised on
an investment that has increased in value, the Fund will be
required to sell the investment at the call price. It will
not be able to realize any additional appreciation in
excess of the covered call price if the investment has
increased in value above the call price.

      An option position may be closed out only on a market
that provides secondary trading for options of the same
series, and there is no assurance that a liquid secondary
market will exist for any particular option. The Fund might
experience losses if it could not close out a position
because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling
futures or purchasing puts on broadly-based indices or
futures to attempt to protect against declines in the value
of the Fund's portfolio securities. The risk is that the
prices of the futures or the applicable index will
correlate imperfectly with the behavior of the cash prices
of the Fund's securities. For example, it is possible that
while the Fund has used hedging instruments in a short
hedge, the market might advance and the value of the
securities held in the Fund's portfolio might decline. If
that occurred, the Fund would lose money on the hedging
instruments and also experience a decline in the value of
its portfolio securities. However, while this could occur
for a very brief period or to a very small degree, over
time the value of a diversified portfolio of securities
will tend to move in the same direction as the indices upon
which the hedging instruments are based.

      The risk of imperfect correlation increases as the
composition of the Fund's portfolio diverges from the
securities included in the applicable index. To compensate
for the imperfect correlation of movements in the price of
the portfolio securities being hedged and movements in the
price of the hedging instruments, the Fund might use
hedging instruments in a greater dollar amount than the
dollar amount of portfolio securities being hedged. It
might do so if the historical volatility of the prices of
the portfolio securities being hedged is more than the
historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and
futures markets are subject to distortions, due to
differences in the nature of those markets. First, all
participants in the futures market are subject to margin
deposit and maintenance requirements. Rather than meeting
additional margin deposit requirements, investors may close
futures contracts through offsetting transactions which
could distort the normal relationship between the cash and
futures markets. Second, the liquidity of the futures
market depends on participants entering into offsetting
transactions rather than making or taking delivery. To the
extent participants decide to make or take delivery,
liquidity in the futures market could be reduced, thus
producing distortion. Third, from the point of view of
speculators, the deposit requirements in the futures market
are less onerous than margin requirements in the securities
markets. Therefore, increased participation by speculators
in the futures market may cause temporary price
distortions.

      The Fund can use hedging instruments to establish a
position in the securities markets as a temporary
substitute for the purchase of individual securities (long
hedging) by buying futures and/or calls on such futures,
broadly-based indices or on securities. It is possible that
when the Fund does so the market might decline. If the Fund
then concludes not to invest in securities because of
concerns that the market might decline further or for other
reasons, the Fund will realize a loss on the hedging
instruments that is not offset by a reduction in the price
of the securities purchased.

         |X| Regulatory Aspects of Hedging Instruments.
When using futures and options on futures, the Fund is
required to operate within certain guidelines and
restrictions with respect to the use of futures as
established by the Commodities Futures Trading Commission
(the "CFTC"). In particular, the Fund is exempted from
registration with the CFTC as a "commodity pool operator"
if the Fund complies with the requirements of Rule 4.5
adopted by the CFTC. The Rule does not limit the percentage
of the Fund's assets that may be used for futures margin
and related options premiums for a bona fide hedging
position. However, under the Rule, the Fund must limit its
aggregate initial futures margin and related options
premiums to not more than 5% of the Fund's net assets for
hedging strategies that are not considered bona fide
hedging strategies under the Rule.

      Transactions in options by the Fund are subject to
limitations established by the option exchanges. The
exchanges limit the maximum number of options that may be
written or held by a single investor or group of investors
acting in concert. Those limits apply regardless of whether
the options were written or purchased on the same or
different exchanges or are held in one or more accounts or
through one or more different exchanges or through one or
more brokers. Thus, the number of options that the Fund can
write or hold may be affected by options written or held by
other entities, including other investment companies having
the same advisor as the Fund (or an advisor that is an
affiliate of the Fund's adviser). The exchanges also impose
position limits on futures transactions. An exchange may
order the liquidation of positions found to be in violation
of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund
purchases a future, it must maintain cash or readily
marketable short-term debt instruments in an amount equal
to the market value of the securities underlying the
future, less the margin deposit applicable to it.

         |_|      Tax Aspects of Certain Hedging
Instruments. Certain foreign currency exchange contracts in
which the Fund can invest are treated as "Section 1256
contracts" under the Internal Revenue Code. In general,
gains or losses relating to Section 1256 contracts are
characterized as 60% long-term and 40% short-term capital
gains or losses under the Code. However, foreign currency
gains or losses arising from Section 1256 contracts that
are forward contracts generally are treated as ordinary
income or loss. In addition, Section 1256 contracts held by
the Fund at the end of each taxable year are
"marked-to-market," and unrealized gains or losses are
treated as though they were realized. These contracts also
may be marked-to-market for purposes of determining the
excise tax applicable to investment company distributions
and for other purposes under rules prescribed pursuant to
the Internal Revenue Code. An election can be made by the
Fund to exempt those transactions from this
marked-to-market treatment.

      Certain forward contracts the Fund enters into may
result in "straddles" for federal income tax purposes. The
straddle rules may affect the character and timing of gains
(or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a
position making up a straddle is allowed only to the extent
that the loss exceeds any unrecognized gain in the
offsetting positions making up the straddle. Disallowed
loss is generally allowed at the point where there is no
unrecognized gain in the offsetting positions making up the
straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains
or losses are treated as ordinary income or loss:

(1)   gains or losses attributable to fluctuations in
         exchange rates that occur between the time the
         Fund accrues interest or other receivables or
         accrues expenses or other liabilities denominated
         in a foreign currency and the time the Fund
         actually collects such receivables or pays such
         liabilities, and
(2)   gains or losses attributable to fluctuations in the
         value of a foreign currency between the date of
         acquisition of a debt security denominated in a
         foreign currency or foreign currency forward
         contracts and the date of disposition.

      Currency gains and losses are offset against market
gains and losses on each trade before determining a net
"Section 988" gain or loss under the Internal Revenue Code
for that trade, which may increase or decrease the amount
of the Fund's investment income available for distribution
to its shareholders.

      |X| Temporary Defensive and Interim Investments.
When market conditions are unstable, or the Manager
believes it is otherwise appropriate to reduce holdings in
stocks, the Fund can invest in a variety of debt securities
for defensive purposes.  The Fund can also purchase these
securities for liquidity purposes to meet cash needs due to
the redemption of Fund shares, or to hold while waiting to
reinvest cash received from the sale of other portfolio
securities.  The Fund can buy:

|_|   high-quality (rated in the top rating categories of
         nationally-recognized rating organizations or
         deemed by the Manager to be of comparable
         quality), short-term money market instruments,
         including those issued by the U. S. Treasury or
         other government agencies,
|_|   commercial paper (short-term, unsecured, promissory
         notes of domestic or foreign companies) rated in
         the top rating category of a nationally recognized
         rating organization,
|_|   debt obligations of corporate issuers, rated
         investment grade (rated at least Baa by Moody's
         Investors Service, Inc. or at least BBB by
         Standard & Poor's Corporation, or a comparable
         rating by another rating organization), or unrated
         securities judged by the Manager to have a
         comparable quality to rated securities in those
         categories,
|_|   preferred stocks,
|_|   certificates of deposit and bankers' acceptances of
         domestic and foreign banks and savings and loan
         associations, and
|_|   repurchase agreements.

      Short-term debt securities would normally be selected
for defensive or cash management purposes because they can
normally be disposed of quickly, are not generally subject
to significant fluctuations in principal value and their
value will be less subject to interest rate risk than
longer-term debt securities.

Investment Restrictions

      |X|   What Are "Fundamental Policies?" Fundamental
policies are those policies that the Fund has adopted to
govern its investments that can be changed only by the vote
of a "majority" of the Fund's outstanding voting
securities. Under the Investment Company Act, a "majority"
vote is defined as the vote of the holders of the lesser of:

      o  67% or more of the shares present or represented
         by proxy at a shareholder meeting, if the
         holders of more than 50% of the outstanding
         shares are present or represented by proxy, or
      o  more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental
policy. Other policies described in the Prospectus or this
Statement of Additional Information are "fundamental" only
if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without
shareholder approval. However, significant changes to
investment policies will be described in supplements or
updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant
investment policies are described in the Prospectus.

      |X|   Does the Fund Have Additional Fundamental
Policies?  The following investment restrictions are
fundamental policies of the Fund.

      o  The Fund cannot buy securities or other
instruments issued or guaranteed by any one issuer if more
than 5% of its total assets would be invested in securities
or other instruments of that issuer or if it would then own
more than 10% of that issuer's voting securities.  This
limitation applies to 75% of the Fund's total assets.  The
limit does not apply to securities issued or guaranteed by
the U.S. government or any of its agencies or
instrumentalities or securities of other investment
companies.

      o  The Fund cannot make loans, except to the extent
permitted under the Investment Company Act, the rules or
regulations thereunder or any exemption therefrom that is
applicable to the Fund, as such statute, rules or
regulations may be amended or interpreted from time to time.

o     The Fund may not borrow money, except to the extent
permitted under the Investment Company Act, the rules or
regulations thereunder or any exemption therefrom that is
applicable to the Fund, as such statute, rules or
regulations may be amended or interpreted from time to time.

      o  The Fund cannot invest 25% or more of its total
assets in any one industry.  That limit does not apply to
securities issued or guaranteed by the U.S. government or
its agencies and instrumentalities or securities issued by
investment companies.

o     The Fund cannot invest in real estate, physical
commodities or commodity contracts, except to the extent
permitted under the Investment Company Act, the rules or
regulations thereunder or any exemption therefrom, as such
statute, rules or regulations may be amended or interpreted
from time to time.

      o  The Fund cannot underwrite securities of other
companies. A permitted exception is in case it is deemed to
be an underwriter under the Securities Act of 1933 when
reselling any securities held in its own portfolio.

      o  The Fund cannot issue "senior securities," but
this does not prohibit certain investment activities for
which assets of the Fund are designated as segregated, or
margin, collateral or escrow arrangements are established,
to cover the related obligations. Examples of those
activities include borrowing money, reverse repurchase
agreements, delayed-delivery and when-issued arrangements
for portfolio securities transactions, and contracts to buy
or sell derivatives, hedging instruments, options or
futures.

      Unless the Prospectus or this Statement of Additional
Information states that a percentage restriction applies on
an ongoing basis, it applies only at the time the Fund
makes an investment with the exception of the borrowing
policy. The Fund need not sell securities to meet the
percentage limits if the value of the investment increases
in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate
its investments as described above, the Fund has adopted
the industry classifications set forth in Appendix A to
this Statement of Additional Information. This is not a
fundamental policy.

      The Fund cannot invest in other investment companies
except to the extent permitted by the Act. The Fund would
be permitted under this policy to invest its assets in the
securities of one or more open-end management investment
company for which the Manager, one of its affiliates or a
successor is the investment advisor or sub-advisor. That
fund or funds must have substantially the same fundamental
investment objective, policies and limitations as the Fund.
The Fund's policy not to concentrate its investments, as
described above, also would permit the Fund to adopt a
"master-feeder" structure. Under that structure, the Fund
would be a "feeder" fund and would invest all of its assets
in a single pooled "master fund" in which other feeder
funds could also invest. This could enable the Fund to take
advantage of potential operational and cost efficiencies in
the master-feeder structure. The Fund has no present
intention of adopting the master-feeder structure. If it
did so, the Prospectus and this Statement of Additional
Information would be revised accordingly.

      The Fund currently has no intention of investing in
commodity contracts. If the Fund's intention changes, the
Prospectus and this Statement of Additional Information
will be revised accordingly.

How the Fund is Managed

Organization and History. The Fund is an open-end,
diversified, management investment company with an
unlimited number of authorized shares of beneficial
interest. The Fund was organized as a Massachusetts
business trust on August 27, 2002.

      The Fund is governed by a Board of Trustees, which is
responsible for protecting the interests of shareholders
under Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager. Although the Fund will not normally hold annual
meetings of its shareholders, it may hold shareholder
meetings from time to time on important matters, and
shareholders have the right to call a meeting to remove a
Trustee or to take other action described in the Fund's
Declaration of Trust.

      Classes of Shares. The Board of Trustees has the
power, without shareholder approval, to divide unissued
shares of the Fund into two or more classes. The Board has
done so, and the Fund currently has five classes of shares:
Class A, Class B, Class C, Class N and Class Y. All classes
invest in the same investment portfolio. Only retirement
plans may purchase Class N shares. Only certain
institutional investors may elect to purchase Class Y
shares. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the
      different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which
      interests of one class are different from interests
      of another class, and
o     votes as a class on matters that affect that class
      alone.

      Shares are freely transferable, and each share of
each class has one vote at shareholder meetings, with
fractional shares voting proportionally on matters
submitted to the vote of shareholders.  Each share of the
Fund represents an interest in the Fund proportionately
equal to the interest of each other share of the same
class.

Meetings of Shareholders.  As a Massachusetts business
trust, the Fund is not required to hold, and does not plan
to hold, regular annual meetings of shareholders. The Fund
will hold meetings when required to do so by the Investment
Company Act or other applicable law. It will also do so
when a shareholder meeting is called by the Trustees or
upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in
writing or vote of two-thirds of the outstanding shares of
the Fund, to remove a Trustee.  The Trustees will call a
meeting of shareholders to vote on the removal of a Trustee
upon the written request of the record holders of 10% of
its outstanding shares.  If the Trustees receive a request
from at least 10 shareholders stating that they wish to
communicate with other shareholders to request a meeting to
remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail
their communication to all other shareholders at the
applicants' expense. The shareholders making the request
must have been shareholders for at least six months and
must hold shares of the Fund valued at $25,000 or more or
constituting at least 1% of the Fund's outstanding shares,
whichever is less. The Trustees may also take other action
as permitted by the Investment Company Act.

Shareholder and Trustee Liability.  The Fund's Declaration
of Trust contains an express disclaimer of shareholder or
Trustee liability for the Fund's obligations. It also
provides for indemnification and reimbursement of expenses
out of the Fund's property for any shareholder held
personally liable for its obligations.  The Declaration of
Trust also states that upon request, the Fund shall assume
the defense of any claim made against a shareholder for any
act or obligation of the Fund and shall satisfy any
judgment on that claim.  Massachusetts law permits a
shareholder of a business trust (such as the Fund) to be
held personally liable as a "partner" under certain
circumstances. However, the risk that a Fund shareholder
will incur financial loss from being held liable as a
"partner" of the Fund is limited to the relatively remote
circumstances in which the Fund would be unable to meet its
obligations.

      The Fund's contractual arrangements state that any
person doing business with the Fund (and each shareholder
of the Fund) agrees under its Declaration of Trust to look
solely to the assets of the Fund for satisfaction of any
claim or demand that may arise out of any dealings with the
Fund. Additionally, the Trustees shall have no personal
liability to any such person, to the extent permitted by
law.

Board of Trustees and Oversight Committees.   The Fund is
governed by a Board of Trustees, which is responsible for
protecting the interests of shareholders under
Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager. Although the Fund will not normally hold annual
meetings of its shareholders, it may hold shareholder
meetings from time to time on important matters, and
shareholders have the right to call a meeting to remove a
Trustee or to take other action described in the Fund's
Declaration of Trust.

      The Trustees have appointed an Audit Committee,
comprised of Messrs., Abdow, Wikler (Chairman) and Wold,
all of whom are independent Trustees.  The Fund is a new
fund and as such has not completed its first fiscal year.
However, the Audit Committee plans to meet at least once
during each fiscal year.  The Board of Trustees does not
have a standing nominating or compensation committee.

      The Audit Committee furnishes the Board with
recommendations regarding the selection of the independent
auditor.  Other functions of the Audit Committee include:
(i) reviewing the scope and results of audits and the audit
fees charged; (ii) reviewing reports from the Fund's
independent auditor regarding the adequacy of the Fund's
internal accounting procedures and controls; and (iii)
establishing a separate line of communication between the
Fund's independent auditors and its Non-Affiliated Trustees.

      Based on the Audit Committee's recommendation, the
Board of Trustees of the Fund, including a majority of the
Non-Affiliated Trustees, on October 21, 2002, selected
Ernst & Young LLP ("Ernst & Young") as auditors of the
Fund. Ernst & Young also serve as auditors for certain
other funds for which the Manager acts as investment
advisor.

      It is anticipated the Ernst & Young will perform
audit services for the Fund including the audit of the
Fund's financial statements, review of the Fund's annual
report and registration statement amendment, consultation
on financial accounting and reporting matters, and meetings
with the Board of Trustees.

Trustees and Officers of the Fund.  The Fund's Trustees and
officers and their positions held with the Fund and length
of service in such position(s) and their principal
occupations and business affiliations during the past five
years are listed below.  Each of the Trustees except Mr.
Murphy and Mr. Walcott are independent trustees, as defined
in the Investment Company Act ("Independent Trustee").  Mr.
Murphy is an "interested trustee," because he is affiliated
with the Manager by virtue of his positions as an officer
and director of the Manager, and as a shareholder of its
parent company.  Mr. Walcott is an "interested trustee" by
virtue of his former position as an officer of the
Manager's parent company.  Mr. Murphy was elected as a
trustee of the Fund with the understanding that in the
event his affiliation with the Manager is terminated, he
will resign as a trustee of the Fund and the other
Oppenheimer funds, defined below, for which he is a trustee
or director.  All information in the following tables is as
of December 31, 2001.  All of the Trustees are Trustees or
Managers of the following Oppenheimer funds (referred to as
"Board IV Funds"):

                  Oppenheimer Tremont Market Neutral Fund LLC
                   Oppenheimer Tremont Opportunity Fund LLC
                         Oppenheimer Real Estate Fund
                       Oppenheimer Multi Cap Value Fund

      Messrs. Murphy, Masterson, Wixted, Vottiero, Zack,
Leavy and Mses. Bechtolt, Feld and Ives who are officers of
the Fund, respectively hold the same offices with the other
Oppenheimer funds.  Ms. Lee is also an officer of the
Fund.  As of the date of this Statement of Additional
Information, the Trustees and the officers of the Fund as a
group owned less than 1% of the outstanding shares of the
Fund. The foregoing statement does not reflect ownership of
shares of the Fund held of record by an employee benefit
plan for employees of the Manager, other than the shares
beneficially owned under the plan by the officers of the
Fund listed above. In addition, each Independent Trustee,
and his family members, do not own securities of either the
Manager or Distributor of the Board IV Funds, or any person
directly or indirectly controlling, controlled by or under
common control with the Manager or Distributor.  The chart
below does not disclose information as of December 31, 2001
about each Trustee's ownership of Fund shares or ownership
of shares of any of the Board IV Funds as neither the Fund
nor any of the Board IV Funds were in existence as of
December 31, 2001.

      The address of each Trustee and Independent Trustee
in the charts below is 6803 S. Tucson Way, Centennial, CO
80112-3924. Each Trustee serves for an indefinite term,
until his resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal   Occupation(s)  During  Past  5 Dollar   Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                Range    Beneficially
                                                                of       Owned in
                     Years;                                     Shares   Any of the
Position(s) Held     Other  Trusteeships/Directorships  Held by BeneficiaOppenheimer
with Fund,           Trustee;                                   Owned    Funds
Length of Service,   Number  of   Portfolios  in  Fund  Complex in the   Overseen
Age                  Currently Overseen by Trustee              Fund     by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                 As of December 31,
                                                                        2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald J. Abdow,     President, Abdow Corporation (operator of     $0        $0
Trustee since 2002,  restaurants): Trustee, Abdow G&R Trust
Age: 70              and Abdow Co. (owners and operators of
                     restaurant properties); Partner, Abdow
                     Partnership, Abdow Auburn Associates and
                     Abdow Hazard Associates (owners and
                     operators of restaurant properties);
                     Chairman, Western Mass Development Corp;
                     Chairman, American International College;
                     Trustee (since 1993) of MML Series
                     Investment Fund and Trustee (since 1994)
                     of MassMutual Institutional Funds
                     (open-end investment companies). Oversees
                     3 portfolios in the OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joseph M. Wikler,    Self-employed as an investment                $0        $0
Trustee since 2002,  consultant; a director of Lakes
Age: 61              Environmental Association (since 1996),
                     and Medintec (since 1992) and Cathco
                     (since 1995) (medical device companies);
                     and a member of the investment committee
                     of the Associated Jewish Charities of
                     Baltimore (since 1994); formerly a
                     director of Fortis/Hartford mutual funds
                     (1994 - December 2001). Oversees 3
                     portfolios in the OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Peter I. Wold,       President of Wold Properties, Inc. (an        $0        $0
Trustee since 2002,  oil and gas exploration and production
Age: 54              company); Vice President, Secretary and
                     Treasurer of Wold Trona Company, Inc.
                     (soda ash processing and production);
                     Vice President of Wold Talc Company, Inc.
                     (talc mining); Managing Member,
                     Hole-in-the-Wall Ranch (cattle ranching);
                     formerly Director and Chairman of the
                     Board, Denver Branch of the Federal
                     Reserve Bank of Kansas City (1993-1999)
                     and Director of PacifiCorp. (1995 -
                     1999), an electric utility. Oversees 3
                     portfolios in the OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                 Interested Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                   Range of   Any of the
Position(s) Held     Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,           by Trustee;                              BeneficiallFunds
Length of Service,   Number of Portfolios in Fund Complex     Owned in   Overseen
Age                  Currently Overseen by Trustee            the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Eustis Walcott,      Principal   with   Ardsley    Associates $0             $0
Trustee since 2002,  (since August 2000)  (consulting  firm);
Age: 64              formerly    Senior    Vice    President,
                     MassMutual  Financial  Group (May 1990 -
                     July  2000).  Trustee  (since  2000)  of
                     Cornerstone  Real Estate  Advisors,  MML
                     Investors  Services  (since  2000),  OFI
                     Trust  Company   (since  2001)  and  the
                     American  International  College  (since
                     1995).   Trustee   and  Vice   President
                     (since    1996)   of   the    MassMutual
                     Foundation.  Oversees  3  portfolios  in
                     the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy, an interested trustee and
officer of the Fund as indicated in the chart below, is 498
Seventh Avenue, New York, NY 10018. Mr. Murphy serves for
an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                         Dollar
                                                                         Range
                                                                         Of Shares
                     Years;                                   Range of   Beneficially
Position(s) Held     Other Trusteeships/Directorships Held    Shares     Owned in
with Fund,           by Trustee;                              BeneficiallAny of the
Length of Service;   Number of Portfolios in Fund Complex     Owned in   Oppenheimer
Age                  Currently Overseen by Trustee            the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,      Chairman,  Chief  Executive  Officer and     $0     $50,001-$100,000
President, Trustee   director    (since    June   2001)   and
and Chairman of the  President  (since September 2000) of the
Board,               Manager;  President  and a  director  or
Trustee since 2002   trustee  of  other  Oppenheimer   funds;
Age: 53              President  and a  director  (since  July
                     2001) of Oppenheimer  Acquisition  Corp.
                     and    of    Oppenheimer     Partnership
                     Holdings,   Inc.;   a  director   (since
                     November   2001)   of   OppenheimerFunds
                     Distributor,   Inc.;   Chairman   and  a
                     director    (since    July    2001)   of
                     Shareholder   Services,   Inc.   and  of
                     Shareholder  Financial  Services,  Inc.;
                     President  and a  director  (since  July
                     2001)   of    OppenheimerFunds    Legacy
                     Program  (a  charitable   trust  program
                     established by the Manager);  a director
                     of  the  following  investment  advisory
                     subsidiaries of OppenheimerFunds,  Inc.:
                     OFI   Institutional   Asset  Management,
                     Inc.  and  Centennial  Asset  Management
                     Corporation   (since   November   2001),
                     HarbourView       Asset       Management
                     Corporation      and     OFI     Private
                     Investments,  Inc.  (since  July  2001);
                     President  (since  November 1, 2001) and
                     a   director   (since   July   2001)  of
                     Oppenheimer   Real   Asset   Management,
                     Inc.; a director  (since  November 2001)
                     of Trinity  Investment  Management Corp.
                     and Tremont Advisers,  Inc.  (investment
                     advisory  affiliates  of  the  Manager);
                     Executive    Vice    President    (since
                     February 1997) of  Massachusetts  Mutual
                     Life  Insurance  Company (the  Manager's
                     parent company);  a director (since June
                     1995) of DLB Acquisition  Corporation (a
                     holding  company  that owns the shaes of
                     David L.  Babson &  Company);  formerly,
                     Chief   Operating   Officer   (September
                     2000-June    2001)   of   the   Manager;
                     President    and    trustee    (November
                     1999-November   2001)   of  MML   Series
                     Investment     Fund    and    MassMutual
                     Institutional       Funds      (open-end
                     investment   companies);    a   director
                     (September  1999-August  2000)  of  C.M.
                     Life   Insurance   Company;   President,
                     Chief  Executive  Officer  and  director
                     (September  1999-August 2000) of MML Bay
                     State   Life   Insurance    Company;   a
                     director   (June   1989-June   1998)  of
                     Emerald   Isle   Bancorp  and   Hibernia
                     Savings Bank (a wholly-owned  subsidiary
                     of Emerald  Isle  Bancorp).  Oversees 69
                     portfolios   in   the   OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is 498
Seventh Avenue, New York, NY 10018 except for Mr. Wixted
and Mses. Bechtolt and Ives whose address is 6803 S. Tucson
Way, Centennial, CO 80112-3924. Each Officer serves for an
annual term or until his or her earlier resignation, death
or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                          Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,               Senior Vice  President  and  Treasurer  (since  March
Treasurer, Principal           1999) of the  Manager;  Treasurer  (since March 1999)
Financial and Accounting       of   HarbourView   Asset   Management    Corporation,
Officer since 2002             Shareholder  Services,  Inc.,  Oppenheimer Real Asset
Age: 42                        Management    Corporation,    Shareholder   Financial
                               Services,  Inc.,  Oppenheimer  Partnership  Holdings,
                               Inc.,  OFI Private  Investments,  Inc.  (since  March
                               2000),   OppenheimerFunds   International   Ltd.  and
                               Oppenheimer  Millennium  Funds plc  (since  May 2000)
                               and OFI Institutional  Asset Management,  Inc. (since
                               November   2000);   Treasurer  and  Chief   Financial
                               Officer  (since  May  2000)  of   Oppenheimer   Trust
                               Company (a trust company  subsidiary of the Manager);
                               Assistant    Treasurer    (since   March   1999)   of
                               Oppenheimer  Acquisition  Corp. and  OppenheimerFunds
                               Legacy   Program   (since   April   2000);   formerly
                               Principal   and  Chief   Operating   Officer   (March
                               1995-March  1999)  of  Bankers  Trust  Company-Mutual
                               Fund Services  Division.  An officer of 85 portfolios
                               in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,               Vice President/Fund  Accounting of the Manager (since
Assistant Treasurer since 2002 March   2002;   formerly   Vice   President/Corporate
Age: 39                        Accounting  of the  Manager  (July  1999-March  2002)
                               prior to  which he was  Chief  Financial  Officer  at
                               Sovlink   Corporation   (April  1996-June  1999).  An
                               officer  of 85  portfolios  in  the  OppenheimerFunds
                               complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,               Assistant   Vice  President  of  the  Manager  (since
Assistant Treasurer since 2002 September  1998);  formerly  Manager/Fund  Accounting
Age: 39                        (September  1994-September  1998) of the Manager.  An
                               officer  of 85  portfolios  in  the  OppenheimerFunds
                               complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,                Senior  Vice  President  (since May 1985) and General
Secretary since 2002           Counsel   (since   February  2002)  of  the  Manager;
Age: 54                        General  Counsel and a director (since November 2001)
                               of  OppenheimerFunds  Distributor,  Inc.; Senior Vice
                               President and General  Counsel (since  November 2001)
                               of HarbourView  Asset  Management  Corporation;  Vice
                               President  and a director  (since  November  2000) of
                               Oppenheimer  Partnership Holdings,  Inc.; Senior Vice
                               President,  General  Counsel  and a  director  (since
                               November   2001)  of  Shareholder   Services,   Inc.,
                               Shareholder  Financial  Services,  Inc.,  OFI Private
                               Investments,  Inc., Oppenheimer Trust Company and OFI
                               Institutional   Asset   Management,   Inc.;   General
                               Counsel  (since  November  2001) of Centennial  Asset
                               Management  Corporation;  a director  (since November
                               2001) of  Oppenheimer  Real Asset  Management,  Inc.;
                               Assistant  Secretary and a director  (since  November
                               2001) of  OppenheimerFunds  International  Ltd.; Vice
                               President  (since November 2001) of  OppenheimerFunds
                               Legacy  Program;  Secretary  (since November 2001) of
                               Oppenheimer   Acquisition   Corp.;   formerly  Acting
                               General  Counsel  (November  2001-February  2002) and
                               Associate General Counsel (May 1981-October  2001) of
                               the  Manager;   Assistant  Secretary  of  Shareholder
                               Services, Inc. (May 1985-November 2001),  Shareholder
                               Financial  Services,   Inc.  (November  1989-November
                               2001);   OppenheimerFunds   International   Ltd.  And
                               Oppenheimer    Millennium    Funds    plc    (October
                               1997-November  2001).  An officer of 85 portfolios in
                               the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,           Vice  President and Assistant  Counsel of the Manager
Assistant Secretary since 2002 (since  July  1998);   formerly,  an  associate  with
Age: 38                        Davis,   Graham,  &  Stubbs  LLP  (January  1997-June
                               1998).   An   officer   of  85   portfolios   in  the
                               OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Dina C. Lee,                   Assistant  Vice  President and  Assistant  Counsel of
Assistant Secretary since 2002 the  Manager  (since  December  2000);   formerly  an
Age: 32                        attorney  and  Assistant  Secretary of Van Eck Global
                               (until  December 2000). An officer of 3 portfolios in
                               the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,             Vice  President and Senior  Counsel (since July 1999)
Assistant Secretary since 2002 of the Manager;  Vice President  (since June 1990) of
Age: 44                        OppenheimerFunds  Distributor,  Inc.; Director,  Vice
                               President and Assistant  Secretary  (since June 1999)
                               of  Centennial  Asset  Management  Corporation;  Vice
                               President  (since  1997) of  Oppenheimer  Real  Asset
                               Management,   Inc.;   formerly  Vice   President  and
                               Associate  Counsel  of the  Manager  (June  1990-July
                               1999).   An   officer   of  85   portfolios   in  the
                               OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,              Vice  President  and  Assistant  Counsel  (since June
Assistant Secretary since 2002 1998) of the Manager;  Vice President (since 1999) of
Age: 36                        OppenheimerFunds  Distributor,  Inc.;  Vice President
                               and Assistant  Secretary  (since 1999) of Shareholder
                               Services,  Inc.;  Assistant Secretary (since December
                               2001)  of   OppenheimerFunds   Legacy   Program   and
                               Shareholder   Financial   Services,   Inc.;  formerly
                               Assistant  Vice  President and  Assistant  Counsel of
                               the  Manager  (August   1997-June  1998);   Assistant
                               Counsel of the Manager (August  1994-August 1997). An
                               officer  of 85  portfolios  in  the  OppenheimerFunds
                               complex.
-------------------------------------------------------------------------------------

      |X| Remuneration of Trustees. The officers of the
Fund are affiliated with the Manager and receive no salary
or fee from the Fund. The Trustees of the Fund will receive
the estimated compensation shown below from the Fund with
respect to the Fund's fiscal year ending April 30, 2003.
The compensation from all of the Oppenheimer funds includes
the compensation from the Fund and represents compensation
received as a trustee, manager or member of a committee of
the Board during the calendar year ended December 31, 2001.

--------------------------------------------------------------------------------
Trustee Name and Other Fund      Estimated Aggregate   Total Compensation from
                                                        all Oppenheimer Funds
                                                        for which Individual
                                                      Serves as Trustee/Manager
                                  Compensation from     For the Calendar Year
                                     Fund for the               Ended
                                  Fiscal Year Ending          12/31/01
Position(s) (as applicable)            4/30/03                (2 Funds)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ronald J. Abdow                         $4,500                 $2,367
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eustis Walcott                          $4,500                   $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph M. Wikler                                                 $0
Audit Committee Chairman                $4,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Peter I. Wold                                                  $2,367
Audit Committee Member                  $4,500
--------------------------------------------------------------------------------
1. Aggregate compensation from the Fund includes fees and
deferred compensation, if any.

      |X|   Major Shareholders. As of the date of this
Statement of Additional Information, OppenheimerFunds, Inc.
is the only shareholder of record.

The Manager. The Manager is wholly-owned by Oppenheimer
Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company.

Code of Ethics. The Manager, the Distributor and the Fund
have a Code of Ethics. It is designed to detect and prevent
improper personal trading by certain employees, including
portfolio managers, that would compete with or take
advantage of the Fund's portfolio transactions. Covered
persons include persons with knowledge of the investments
and investment intentions of the Fund and other funds
advised by the Manager. The Code of Ethics does permit
personnel subject to the Code to invest in securities,
including securities that may be purchased or held by the
Fund, subject to a number of restrictions and controls.
Compliance with the Code of Ethics is carefully monitored
and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's
registration statement filed with the Securities and
Exchange Commission and can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. You can
obtain information about the hours of operation of the
Public Reference Room by calling the SEC at 1-202-942-8090.
The Code of Ethics can also be viewed as part of the Fund's
registration statement on the SEC's EDGAR database at the
SEC's Internet website at WWW.SEC.GOV copies may be
                          -----------
obtained, after paying a duplicating fee, by electronic
request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.

      |X|   The Investment Advisory Agreement. The Board of
Trustees concluded that is was in the best interest of
shareholders to approve the adoption of the Investment
Advisory Agreement, based on the factors discussed below.
The Manager provides investment advisory and management
services to the Fund under an investment advisory agreement
between the Manager and the Fund. The Manager selects
securities for the Fund's portfolio and handles its
day-to-day business. The portfolio managers of the Fund are
employed by the Manager and are the persons who are
principally responsible for the day-to-day management of
the Fund's portfolio. Other members of the Manager's Equity
Portfolio Department provide the portfolio managers with
counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense,
to provide the Fund with adequate office space, facilities
and equipment. It also requires the Manager to provide and
supervise the activities of all administrative and clerical
personnel required to provide effective administration for
the Fund. Those responsibilities include the compilation
and maintenance of records with respect to its operations,
the preparation and filing of specified reports, and
composition of proxy materials and registration statements
for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the
Manager under the advisory agreement. The advisory
agreement lists examples of expenses paid by the Fund. The
major categories relate to interest, taxes, brokerage
commissions, fees to certain Trustees, legal and audit
expenses, custodian bank and transfer agent expenses, share
issuance costs, certain printing and registration costs and
non-recurring expenses, including litigation costs. The
management fees paid by the Fund to the Manager are
calculated at the rates described in the Prospectus, which
are applied to the assets of the Fund as a whole. The fees
are allocated to each class of shares based upon the
relative proportion of the Fund's net assets represented by
that class.  The Fund is a new fund and has not yet
completed its first fiscal year end, therefore the total
amount that the Fund paid to the manager under the
investment advisory contact during the Fund's last three
fiscal years is not yet available.

      The investment advisory agreement states that in the
absence of willful misfeasance, bad faith, gross negligence
in the performance of its duties or reckless disregard of
its obligations and duties under the investment advisory
agreement, the Manager is not liable for any loss resulting
from a good faith error or omission on its part with
respect to any of its duties under the agreement.

      The agreement permits the Manager to act as
investment adviser for any other person, firm or
corporation and to use the name "Oppenheimer" in connection
with other investment companies for which it may act as
investment adviser or general distributor. If the Manager
shall no longer act as investment adviser to the Fund, the
Manager may withdraw the right of the Fund to use the name
"Oppenheimer" as part of its name.

      |X|   Annual Approval of Investment Advisory
Agreement. Each year, the Board of Trustees, including a
majority of the Independent Trustees, is required to
approve the renewal of the investment advisory agreement.
The Investment Company Act requires that the Board request
and evaluate and the Manager provide such information as
may be reasonably necessary to evaluate the terms of the
investment advisory agreement.  The Board employs an
independent consultant to prepare a report that provides
such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1
distribution fees the Fund pays.  These distribution fees
are reviewed and approved at a different time of the year.

      For the initial approval of the Fund's investment
advisory agreement, the Board reviewed the foregoing
information.  Among other factors, the Board considered:

o     The nature, cost, and quality of the services to be
   provided to the Fund and its shareholders;
o     The anticipated profitability of the Fund to the
   Manager;
o     Economies of scale that may be available to the Fund
   from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or
   services to be received by the Fund from its
   relationship with the Manager, and
o     The direct and indirect benefits the Manager will
   receive from its relationship with the Fund.  These
   included services to be provided by the Distributor and
   the Transfer Agent, and brokerage and soft dollar
   arrangements permissible under Section 28(e) of the
   Securities Exchange Act.

      The Board considered that the Manager must be able to
pay and retain high quality personnel at competitive rates
to provide services to the Fund. The Board also considered
that maintaining the financial viability of the Manager is
important so that the Manager will be able to continue to
provide quality services to the Fund and its shareholders
in adverse times.  The Board considered the investment
performance of other mutual funds advised by the Manager.
The Board is aware that there are alternatives to the use
of the Manager.

      These matters were also considered by the Independent
Trustees, meeting separately from the full Board with
experienced Counsel to the Fund who assist the Board in its
deliberations.  The Fund's Counsel is independent of the
Manager within the meaning and intent of the SEC rules
regarding the independence of counsel.

      In arriving at a decision to approve the Investment
Advisory Agreement, the Board did not single out any one
factor or group of factors as being more important than
other factors, but considered all factors together.  The
Board judged the terms and conditions of the investment
advisory agreement, including the investment advisory fee,
in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.
One of the duties of the Manager under the investment
advisory agreement is to arrange the portfolio transactions
for the Fund. The advisory agreement contains provisions
relating to the employment of broker-dealers to effect the
Fund's portfolio transactions. The Manager is authorized by
the advisory agreement to employ broker-dealers, including
"affiliated" brokers, as that term is defined in the
Investment Company Act. The Manager may employ
broker-dealers that the Manager thinks, in its best
judgment based on all relevant factors, will implement the
policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions.
"Best execution" means prompt and reliable execution at the
most favorable price obtainable. The Manager need not seek
competitive commission bidding. However, it is expected to
be aware of the current rates of eligible brokers and to
minimize the commissions paid to the extent consistent with
the interests and policies of the Fund as established by
its Board of Trustees.

      Under the investment advisory agreement, the Manager
may select brokers (other than affiliates) that provide
brokerage and/or research services for the Fund and/or the
other accounts over which the Manager or its affiliates
have investment discretion. The commissions paid to such
brokers may be higher than another qualified broker would
charge, if the Manager makes a good faith determination
that the commission is fair and reasonable in relation to
the services provided. Subject to those considerations, as
a factor in selecting brokers for the Fund's portfolio
transactions, the Manager may also consider sales of shares
of the Fund and other investment companies for which the
Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager. The Manager
allocates brokerage for the Fund subject to the provisions
of the investment advisory agreement and the procedures and
rules described above. Generally, the Manager's portfolio
traders allocate brokerage based upon recommendations from
the Manager's portfolio managers. In certain instances,
portfolio managers may directly place trades and allocate
brokerage. In either case, the Manager's executive officers
supervise the allocation of brokerage.

      Transactions in securities other than those for which
an exchange is the primary market are generally done with
principals or market makers. In transactions on foreign
exchanges, the Fund may be required to pay fixed brokerage
commissions and therefore would not have the benefit of
negotiated commissions available in U.S. markets. Brokerage
commissions are paid primarily for transactions in listed
securities or for certain fixed-income agency transactions
in the secondary market. In an option transaction, the Fund
ordinarily uses the same broker for the purchase or sale of
the option and any transaction in the securities to which
the option relates.

      Other funds advised by the Manager have investment
policies similar to those of the Fund. Those other funds
may purchase or sell the same securities as the Fund at the
same time as the Fund, which could affect the supply and
price of the securities. If two or more funds advised by
the Manager purchase the same security on the same day from
the same dealer, the transactions under those combined
orders are averaged as to price and allocated in accordance
with the purchase or sale orders actually placed for each
account.

      Most purchases of debt obligations are principal
transactions at net prices. Instead of using a broker for
those transactions, the Fund normally deals directly with
the selling or purchasing principal or market maker unless
the Manager determines that a better price or execution can
be obtained by using the services of a broker. Purchases of
portfolio securities from underwriters include a concession
paid by the issuer to the underwriter. Purchases from
dealers include a spread between the bid and asked prices.
The Fund seeks to obtain prompt execution of these orders
at the most favorable net price.

      The investment advisory agreement permits the Manager
to allocate brokerage for research services. The research
services provided by a particular broker may be useful only
to one or more of the advisory accounts of the Manager and
its affiliates. The investment research received for the
commissions of those other accounts may be useful both to
the Fund and one or more of the Manager's or subsidiaries
of the Manager's other accounts. Investment research may be
supplied to the Manager by a third party at the instance of
a broker through which trades are placed.

      Investment research services include information and
analysis on particular companies and industries as well as
market or economic trends and portfolio strategy, market
quotations for portfolio evaluations, information systems,
computer hardware and similar products and services. If a
research service also assists the Manager in a non-research
capacity (such as bookkeeping or other administrative
functions), then only the percentage or component that
provides assistance to the Manager in the investment
decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use
stated commissions on secondary fixed-income agency trades
to obtain research if the broker represents to the Manager
that: (i) the trade is not from or for the broker's own
inventory, (ii) the trade was executed by the broker on an
agency basis at the stated commission, and (iii) the trade
is not a riskless principal transaction. The Board of
Trustees permits the Manager to use concessions on
fixed-price offerings to obtain research, in the same
manner as is permitted for agency transactions.

      The research services provided by brokers broadens
the scope and supplements the research activities of the
Manager. That research provides additional views and
comparisons for consideration, and helps the Manager to
obtain market information for the valuation of securities
that are either held in the Fund's portfolio or are being
considered for purchase. The Manager provides information
to the Board about the commissions paid to brokers
furnishing such services, together with the Manager's
representation that the amount of such commissions was
reasonably related to the value or benefit of such
services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement
with the Fund, the Distributor acts as the Fund's principal
underwriter in the continuous public offering of the
different classes of shares of the Fund.  The Distributor
bears the expenses normally attributable to sales,
including advertising and the cost of printing and mailing
prospectuses, other than those furnished to existing
shareholders. The Distributor is not obligated to sell a
specific number of shares. Expenses normally attributable
to sales are borne by the Distributor.

Distribution and Service Plans. The Fund has adopted a
Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under
Rule 12b-1 of the Investment Company Act. Under those plans
the Fund pays the Distributor for all or a portion of its
costs incurred in connection with the distribution and/or
servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees,
cast in person at a meeting called for the purpose of
voting on that plan. Each plan has also been approved by
the holders of a "majority" (as defined in the Investment
Company Act) of the shares of the applicable class. The
shareholder votes for the 12b-1 plans were cast by the
Manager as the sole initial holder of each class of shares
of the Fund.

      Under the plans, the Manager and the Distributor may
make payments to affiliates and in their sole discretion,
from time to time, may use their own resources (at no
direct cost to the Fund) to make payments to brokers,
dealers or other financial institutions for distribution
and administrative services they perform.  The Manager may
use its profits from the advisory fee it receives from the
Fund. In their sole discretion, the Distributor and the
Manager may increase or decrease the amount of payments
they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the
plan continues in effect from year to year but only if the
Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting
called for the purpose of voting on continuing the plan. A
plan may be terminated at any time by the vote of a
majority of the Independent Trustees or by the vote of the
holders of a "majority" (as defined in the Investment
Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees
must approve all material amendments to a plan. An
amendment to increase materially the amount of payments to
be made under a plan must be approved by shareholders of
the class affected by the amendment. Because Class B shares
of the Fund automatically convert into Class A shares after
six years, the Fund must obtain the approval of both Class
A and Class B shareholders for a proposed material
amendment to the Class A Plan that would materially
increase payments under the Plan. That approval must be by
a "majority" (as defined in the Investment Company Act) of
the shares of each class, voting separately by class.

      While the Plans are in effect, the Treasurer of the
Fund shall provide separate written reports on the plans to
the Board of Trustees at least quarterly for its review.
The Reports shall detail the amount of all payments made
under a plan and the purpose for which the payments were
made. Those reports are subject to the review and approval
of the Independent Trustees.

      Each Plan states that while it is in effect, the
selection and nomination of those Trustees of the Fund who
are not "interested persons" of the Fund (or the Fund) is
committed to the discretion of the Independent Trustees.
This does not prevent the involvement of others in the
selection and nomination process as long as the final
decision as to selection or nomination is approved by a
majority of the Independent Trustees.

      Under the plans for a class, no payment will be made
to any recipient in any quarter in which the aggregate net
asset values of all Fund shares of that class held by the
recipient for itself and its customers does not exceed a
minimum amount, if any, that may be set from time to time
by a majority of the Independent Trustees. The Board of
Trustees has set no minimum amount of assets to qualify for
payments under the plans.

         |_|      Class A Service Plan Fees. Under the
Class A service plan, the Distributor currently uses the
fees it receives from the Fund to pay brokers, dealers and
other financial institutions (they are referred to as
"recipients") for personal services and account maintenance
services they provide for their customers who hold Class A
shares. The services include, among others, answering
customer inquiries about the Fund, assisting in
establishing and maintaining accounts in the Fund, making
the Fund's investment plans available and providing other
services at the request of the Fund or the Distributor. The
Class A service plan permits reimbursements to the
Distributor at a rate of up to 0.25% of average annual net
assets of Class A shares.  While the plan permits the Board
to authorize payments to the Distributor to reimburse
itself for services under the plan, the Board has not yet
done so. The Distributor makes payments to plan recipients
quarterly at an annual rate not to exceed 0.25% of the
average annual net assets consisting of Class A shares held
in the accounts of the recipients or their customers.

      Any unreimbursed expenses the Distributor incurs with
respect to Class A shares in any fiscal year cannot be
recovered in subsequent years. The Distributor may not use
payments received under the Class A Plan to pay any of its
interest expenses, carrying charges, or other financial
costs, or allocation of overhead.

         |_|            Class B, Class C and Class N
Service and Distribution Plan Fees. Under each plan,
service fees and distribution fees are computed on the
average of the net asset values of shares in the respective
class, determined as of the close of each regular business
day during the period. The Class B, Class C and Class N
plans provide for the Distributor to be compensated at a
flat rate, whether the Distributor's distribution expenses
are more or less than the amounts paid by the Fund under
the plan during the period for which the fee is paid. The
types of services that recipients provide are similar to
the services provided under the Class A service plan,
described above.

      The Class B, Class C and Class N plans permit the
Distributor to retain both the asset-based sales charges
and the service fees or to pay recipients the service fee
on a quarterly basis, without payment in advance. However,
the Distributor currently intends to pay the service fee to
recipients in advance for the first year after the shares
are purchased. After the first year shares are outstanding,
the Distributor makes service fee payments quarterly on
those shares. The advance payment is based on the net asset
value of shares sold. Shares purchased by exchange do not
qualify for the advance service fee payment. If Class B,
Class C or Class N shares are redeemed during the first
year after their purchase, the recipient of the service
fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of
the service fee made on those shares.

      The asset-based sales charge and service fees
increase Class B and Class C expenses by 1.00% and the
asset-based sales charge and service fees increase Class N
expenses by 0.50% of the net assets per year of the
respective class.

      The Distributor retains the asset-based sales charge
on Class B shares. The Distributor retains the asset-based
sales charge on Class C shares during the first year the
shares are outstanding. It pays the asset-based sales
charge as an ongoing commission to the recipient on Class C
shares outstanding for a year or more. The Distributor
retains the asset based sales charge on Class N shares. If
a dealer has a special agreement with the Distributor, the
Distributor will pay the Class B, Class C or Class N
service fee and the asset-based sales charge to the dealer
quarterly in lieu of paying the sales commissions and
service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and
Class N shares allow investors to buy shares without a
front-end sales charge while allowing the Distributor to
compensate dealers that sell those shares. The Fund pays
the asset-based sales charges to the Distributor for its
services rendered in distributing Class B, Class C and
Class N shares. The payments are made to the Distributor in
recognition that the Distributor:

o     pays sales commissions to authorized brokers and
         dealers at the time of sale and pays service fees
         as described above,
o     may finance payment of sales commissions and/or the
         advance of the service fee payment to recipients
         under the plans, or may provide such financing
         from its own resources or from the resources of an
         affiliate,
o     employs personnel to support distribution of Class B,
         Class C and Class N shares, and
o     bears the costs of sales literature, advertising and
         prospectuses (other than those furnished to
         current shareholders) and state "blue sky"
         registration fees and certain other distribution
         expenses.
o     may not be able to adequately compensate dealers that
         sell Class B, Class C and Class N shares without
         receiving payment under the plans and therefore
         may not be able to offer such Classes for sale
         absent the plans,
o     receives payments under the plans consistent with the
         service fees and asset-based sales charges paid by
         other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the
         Fund in various third-party distribution programs
         that may increase sales of Fund shares,
o     may experience increased difficulty selling the
         Fund's shares if payments under the plan are
         discontinued because most competitor funds have
         plans that pay dealers for rendering distribution
         services as much or more than the amounts
         currently being paid by the Fund, and
o     may not be able to continue providing, at the same or
         at a lesser cost, the same quality distribution
         sales efforts and services, or to obtain such
         services from brokers and dealers, if the plan
         payments were to be discontinued.

      When Class B, Class C or Class N shares are sold
without the designation of a broker-dealer, the Distributor
is automatically designated as the broker-dealer of record.
In those cases, the Distributor retains the service fee and
asset-based sales charge paid on Class B, Class C and Class
N shares.

      The Distributor's actual expenses in selling Class B,
Class C and Class N shares may be more than the payments it
receives from the contingent deferred sales charges
collected or redeemed shares and from the Fund under the
plans.  If the Class B, Class C or Class N plan is
terminated by the Fund, the Board of Trustees may allow the
Fund to continue payments of the asset-based sales change
to the Distributor for distributing shares before the plan
was terminated.

      All payments under the Class B, Class C and Class N
plans are subject to the limitations imposed by the Conduct
Rules of the National Association of Securities Dealers,
Inc. on payments of asset-based sales charges and service
fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a
variety of terms to illustrate its investment performance.
Those terms include "cumulative total return," "average
annual total return," "average annual total return at net
asset value" and "total return at net asset value." An
explanation of how total returns are calculated is set
forth below.

      The Fund's illustrations of its performance data in
advertisements must comply with rules of the Securities and
Exchange Commission. Those rules describe the types of
performance data that may be used and how it is to be
calculated. In general, any advertisement by the Fund of
its performance data must include the average annual total
returns for the advertised class of shares of the Fund.
Those returns must be shown for the 1-, 5- and 10-year
periods (or the life of the class, if less) ending as of
the most recently ended calendar quarter prior to the
publication of the advertisement (or its submission for
publication).

      Use of standardized performance calculations enables
an investor to compare the Fund's performance to the
performance of other funds for the same periods. However, a
number of factors should be considered before using the
Fund's performance information as a basis for comparison
with other investments:

      o  Total returns measure the performance of a
hypothetical account in the Fund over various periods and
do not show the performance of each shareholder's account.
Your account's performance will vary from the model
performance data if your dividends are received in cash, or
you buy or sell shares during the period, or you bought
your shares at a different time and price than the shares
used in the model.
      o  An investment in the Fund is not insured by the
FDIC or any other government agency.
      o  The Fund's performance returns do not reflect the
effect of taxes on dividends and capital gains
distributions.
      o  The principal value of the Fund's shares and total
returns are not guaranteed and normally will fluctuate on a
daily basis.
      o  When an investor's shares are redeemed, they may
be worth more or less than their original cost.
      o  Total returns for any given past period represent
historical performance information and are not, and should
not be considered, a prediction of future returns.

      The performance of each class of shares is shown
separately, because the performance of each class of shares
will usually be different. That is because of the different
kinds of expenses each class bears. The total returns of
each class of shares of the Fund are affected by market
conditions, the quality of the Fund's investments, the
maturity of debt investments, the types of investments the
Fund holds, and its operating expenses that are allocated
to the particular class.

      |X|   Total Return Information. There are different
types of "total returns" to measure the Fund's performance.
Total return is the change in value of a hypothetical
investment in the Fund over a given period, assuming that
all dividends and capital gains distributions are
reinvested in additional shares and that the investment is
redeemed at the end of the period. Because of differences
in expenses for each class of shares, the total returns for
each class are separately measured. The cumulative total
return measures the change in value over the entire period
(for example, ten years). An average annual total return
shows the average rate of return for each year in a period
that would produce the cumulative total return over the
entire period. However, average annual total returns do not
show actual year-by-year performance. The Fund uses
standardized calculations for its total returns as
prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the
current maximum sales charge of 5.75% (as a percentage of
the offering price) is deducted from the initial investment
("P") (unless the return is shown without sales charge, as
described below). For Class B shares, payment of the
applicable contingent deferred sales charge is applied,
depending on the period for which the return is shown: 5.0%
in the first year, 4.0% in the second year, 3.0% in the
third and fourth years, 2.0% in the fifth year, 1.0% in the
sixth year and none thereafter. For Class C shares, the 1%
contingent deferred sales charge is deducted for returns
for the 1-year period. For Class N shares, the 1%
contingent deferred sales charge is deducted for returns
for the life-of-class periods as applicable. There is no
sales charge for Class Y shares.

      |_|   Average Annual Total Return. The "average
annual total return" of each class is an average annual
compounded rate of return for each year in a specified
number of years. It is the rate of return based on the
change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of
years ("n" in the formula) to achieve an Ending Redeemable
Value ("ERV" in the formula) of that investment, according
to the following formula:

------------------------------------------------------------
[OBJECT OMITTED]
------------------------------------------------------------
      |_| Average Annual Total Return (After Taxes on
Distributions). The "average annual total return (after
taxes on distributions)" of Class A shares is an average
annual compounded rate of return for each year in a
specified number of years, adjusted to show the effect of
federal taxes (calculated using the highest individual
marginal federal income tax rates in effect on any
reinvestment date) on any distributions made by the Fund
during the specified period. It is the rate of return based
on the change in value of a hypothetical initial investment
of $1,000 ("P" in the formula below) held for a number of
years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking
into account the effect of taxes on Fund distributions, but
not on the redemption of Fund shares, according to the
following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

      |_| Average Annual Total Return (After Taxes on
Distributions and Redemptions).  The "average annual total
return (after taxes on distributions and redemptions)" of
Class A shares is an average annual compounded rate of
return for each year in a specified number of years,
adjusted to show the effect of federal taxes (calculated
using the highest individual marginal federal income tax
rates in effect on any reinvestment date) on any
distributions made by the Fund during the specified period
and the effect of capital gains taxes or capital loss tax
benefits (each calculated using the highest federal
individual capital gains tax rate in effect on the
redemption date) resulting from the redemption of the
shares at the end of the period. It is the rate of return
based on the change in value of a hypothetical initial
investment of $1,000 ("P" in the formula below) held for a
number of years ("n" in the formula) to achieve an ending
value ("ATVDR" in the formula) of that investment, after
taking into account the effect of taxes on fund
distributions and on the redemption of Fund shares,
according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemption)
  P

      |_|   Cumulative Total Return. The "cumulative total
return" calculation measures the change in value of a
hypothetical investment of $1,000 over an entire period of
years. Its calculation uses some of the same factors as
average annual total return, but it does not average the
rate of return on an annual basis. Cumulative total return
is determined as follows:

------------------------------------------------------------
                      [OBJECT OMITTED]
------------------------------------------------------------
      |_|   Total Returns at Net Asset Value. From time to
time the Fund may also quote a cumulative or an average
annual total return "at net asset value" (without deducting
sales charges) for Class A, Class B, Class C or Class N
shares.  There is no sales charge on Class Y shares. Each
is based on the difference in net asset value per share at
the beginning and the end of the period for a hypothetical
investment in that class of shares (without considering
front-end or contingent deferred sales charges) and takes
into consideration the reinvestment of dividends and
capital gains distributions.

Other Performance Comparisons. The Fund compares its
performance annually to that of an appropriate
broadly-based market index in its Annual Report to
shareholders. You can obtain that information by contacting
the Transfer Agent at the addresses or telephone numbers
shown on the cover of this Statement of Additional
Information. The Fund may also compare its performance to
that of other investments, including other mutual funds, or
use rankings of its performance by independent ranking
entities. Examples of these performance comparisons are set
forth below.

      |_|   Lipper Rankings. From time to time the Fund may
publish the ranking of the performance of its classes of
shares by Lipper, Inc. ("Lipper").  Lipper monitors the
performance of regulated investment companies, including
the Fund, and ranks their performance for various periods
based on categories relating to investment styles. The
Lipper performance rankings are based on total returns that
include the reinvestment of capital gain distributions and
income dividends but do not take sales charges or taxes
into consideration. Lipper also publishes "peer-group"
indices of the performance of all mutual funds in a
category that it monitors and averages of the performance
of the funds in particular categories.

      |_|   Morningstar Ratings. From time to time the Fund
may publish the star rating of the performance of its
classes of shares by Morningstar, Inc., an independent
mutual fund monitoring service. Morningstar rates mutual
funds in their specialized market sector.  The Fund is
rated among the mid-cap value category.

      Morningstar proprietary star ratings reflect
historical risk-adjusted total investment return.  For each
fund with at least a three-year history, Morningstar
calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in
a fund's monthly performance (including the effects of
sales charges, loads, and redemption fees), placing more
emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category
receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars, the next 22.5% receive 2 stars, and
the bottom 10% receive 1 star.  (Each share class is
counted as a fraction of one fund within this scale and
rated separately, which may cause slight variations in the
distribution percentages.) The Overall Morningstar Rating
for a fund is derived from a weighted average of the
performance figures associated with its three-, five-and
ten-year (if applicable) Morningstar Rating metrics.

      |_|   Performance Rankings and Comparisons by Other
Entities and Publications. From time to time the Fund may
include in its advertisements and sales literature
performance information about the Fund cited in newspapers
and other periodicals such as The New York Times, The Wall
Street Journal, Barron's, or similar publications. That
information may include performance quotations from other
sources, including Lipper and Morningstar. The performance
of the Fund's classes of shares may be compared in
publications to the performance of various market indices
or other investments, and averages, performance rankings or
other benchmarks prepared by recognized mutual fund
statistical services.

      Investors may also wish to compare the returns on the
Fund's share classes to the return on fixed-income
investments available from banks and thrift institutions.
Those include certificates of deposit, ordinary
interest-paying checking and savings accounts, and other
forms of fixed or variable time deposits, and various other
instruments such as Treasury bills. However, the Fund's
returns and share prices are not guaranteed or insured by
the FDIC or any other agency and will fluctuate daily,
while bank depository obligations may be insured by the
FDIC and may provide fixed rates of return. Repayment of
principal and payment of interest on Treasury securities is
backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or
ratings of the Manager or Transfer Agent, and of the
investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of
shareholder and investor services by third parties may
include comparisons of their services to those provided by
other mutual fund families selected by the rating or
ranking services. They may be based upon the opinions of
the rating or ranking service itself, using its research or
judgment, or based upon surveys of investors, brokers,
shareholders or others.

           From time to time the Fund may include in its advertisements and sales literature the total return performance of a
hypothetical investment account that includes shares of the
fund and other Oppenheimer funds. The combined account may
be part of an illustration of an asset allocation model or
similar presentation. The account performance may combine
total return performance of the fund and the total return
performance of other Oppenheimer funds included in the
account. Additionally, from time to time, the Fund's
advertisements and sales literature may include, for
illustrative or comparative purposes, statistical data or
other information about general or specific market and
economic conditions. That may include, for example,

o     information about the performance of certain
   securities or commodities markets or segments of those
   markets,
o     information about the performance of the economies of
   particular countries or regions,
o     the earnings of companies included in segments of
   particular industries, sectors, securities markets,
   countries or regions,
o     the availability of different types of securities or
   offerings of securities,
o     information relating to the gross national or gross
   domestic product of the United States or other countries
   or regions,
o     comparisons of various market sectors or indices to
   demonstrate performance, risk, or other characteristics
   of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods
that can be used to buy shares of the Fund. Appendix B
contains more information about the special sales charge
arrangements offered by the Fund, and the circumstances in
which sales charges may be reduced or waived for certain
classes of investors.

AccountLink.  When shares are purchased through
AccountLink, each purchase must be at least $50 and
                                                ---
shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new
account. Shares will be purchased on the regular business
day the Distributor is instructed to initiate the Automated
Clearing House ("ACH") transfer to buy the shares.
Dividends will begin to accrue on shares purchased with the
proceeds of ACH transfers on the business day the Fund
receives Federal Funds for the purchase through the ACH
system before the close of The New York Stock Exchange. The
Exchange normally closes at 4:00 P.M., but may close
earlier on certain days.  If Federal Funds are received on
a business day after the close of the Exchange, the shares
will be purchased and dividends will begin to accrue on the
next regular business day.  The proceeds of ACH transfers
are normally received by the Fund three days after the
transfers are initiated. If the proceeds of the ACH
transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase
order. The Distributor and the Fund are not responsible for
any delays in purchasing shares resulting from delays in
ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a
reduced sales charge rate may be obtained for Class A
shares under Right of Accumulation and Letters of Intent
because of the economies of sales efforts and reduction in
expenses realized by the Distributor, dealers and brokers
making such sales. No sales charge is imposed in certain
other circumstances described in Appendix B to this
Statement of Additional Information because the Distributor
or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower
sales charge rates that apply to larger purchases of Class
A shares, you and your spouse can add together:

      o  Class A, Class B and Class N shares you purchase
         for your individual accounts (including IRA's and
         403(b) plans), or for your joint accounts, or for
         trust or custodial accounts on behalf of your
         children who are minors, and
      o  current purchases of Class A, Class B and Class N
         shares of the Fund and other Oppenheimer funds to
         reduce the sales charge rate that applies to
         current purchases of Class A shares, and
      o  Class A, Class B and Class N shares of Oppenheimer
         funds you previously purchased subject to an
         initial or contingent deferred sales charge to
         reduce the sales charge rate for current purchases
         of Class A shares, provided that you still hold
         your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a
trust, estate or other fiduciary account (including one or
more employee benefit plans of the same employer) that has
multiple accounts. The Distributor will add the value, at
current offering price, of the shares you previously
purchased and currently own to the value of current
purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current
purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds. The Oppenheimer funds are
         those mutual funds for which the Distributor acts
         as the distributor or the sub-distributor and
         currently include the following:

Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer Quest Capital Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer Quest Global Value Fund,
Oppenheimer Convertible Securities Fund   Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Real Asset Fund
                                          Oppenheimer Rochester National
Oppenheimer Emerging Growth Fund          Municipals
Oppenheimer Emerging Technologies Fund    Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund               Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                   Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer Trinity Large Cap Growth
Oppenheimer Gold & Special Minerals Fund  Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer International Small Company
Fund                                      Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
Oppenheimer Main Street Growth & Income
Fund                                      OSM1 - Mercury Advisors S&P 500 Index
                                          OSM1 - Mercury Advisors Focus Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                   OSM1 - Salomon Brothers Capital Fund
Oppenheimer Multiple Strategies Fund

and the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.

1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of
Class A shares of each of the Oppenheimer funds except the
money market funds. Under certain circumstances described
in this Statement of Additional Information, redemption
proceeds of certain money market fund shares may be subject
to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you
purchase Class A shares or Class A and Class B shares of
the Fund and other Oppenheimer funds during a 13-month
period, you can reduce the sales charge rate that applies
to your purchases of Class A shares. The total amount of
your intended purchases of both Class A and Class B shares
will determine the reduced sales charge rate for the Class
A shares purchased during that period. You can include
purchases made up to 90 days before the date of the
Letter.  Letters of Intent do not consider Class C or Class
N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in
writing to the Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this
may include purchases made up to 90 days prior to the date
of the Letter. The Letter states the investor's intention
to make the aggregate amount of purchases of shares which,
when added to the investor's holdings of shares of those
funds, will equal or exceed the amount specified in the
Letter. Purchases made by reinvestment of dividends or
distributions of capital gains and purchases made at net
asset value without sales charge do not count toward
satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and
Class B shares purchased under the Letter to obtain the
reduced sales charge rate on purchases of Class A shares of
the Fund (and other Oppenheimer funds) that applies under
the Right of Accumulation to current purchases of Class A
shares. Each purchase of Class A shares under the Letter
will be made at the offering price (including the sales
charge) that applies to a single lump-sum purchase of
shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no
commitment to purchase shares. However, if the investor's
purchases of shares within the Letter of Intent period,
when added to the value (at offering price) of the
investor's holdings of shares on the last day of that
period, do not equal or exceed the intended purchase
amount, the investor agrees to pay the additional amount of
sales charge applicable to such purchases. That amount is
described in "Terms of Escrow," below (those terms may be
amended by the Distributor from time to time). The investor
agrees that shares equal in value to 5% of the intended
purchase amount will be held in escrow by the Transfer
Agent subject to the Terms of Escrow. Also, the investor
agrees to be bound by the terms of the Prospectus, this
Statement of Additional Information and the Application
used for a Letter of Intent. If those terms are amended, as
they may be from time to time by the Fund, the investor
agrees to be bound by the amended terms and that those
amendments will apply automatically to existing Letters of
Intent.

      If the total eligible purchases made during the
Letter of Intent period do not equal or exceed the intended
purchase amount, the commissions previously paid to the
dealer of record for the account and the amount of sales
charge retained by the Distributor will be adjusted to the
rates applicable to actual total purchases. If total
eligible purchases during the Letter of Intent period
exceed the intended purchase amount and exceed the amount
needed to qualify for the next sales charge rate reduction
set forth in the Prospectus, the sales charges paid will be
adjusted to the lower rate. That adjustment will be made
only if and when the dealer returns to the Distributor the
excess of the amount of commissions allowed or paid to the
dealer over the amount of commissions that apply to the
actual amount of purchases. The excess commissions returned
to the Distributor will be used to purchase additional
shares for the investor's account at the net asset value
per share in effect on the date of such purchase, promptly
after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for
purchases of shares of the Fund and other Oppenheimer funds
by OppenheimerFunds prototype 401(k) plans under a Letter
of Intent. If the intended purchase amount under a Letter
of Intent entered into by an OppenheimerFunds prototype
401(k) plan is not purchased by the plan by the end of the
Letter of Intent period, there will be no adjustment of
commissions paid to the broker-dealer or financial
institution of record for accounts held in the name of that
plan.

      In determining the total amount of purchases made
under a Letter, shares redeemed by the investor prior to
the termination of the Letter of Intent period will be
deducted. It is the responsibility of the dealer of record
and/or the investor to advise the Distributor about the
Letter in placing any purchase orders for the investor
during the Letter of Intent period. All of such purchases
must be made through the Distributor.

         |_|      Terms of Escrow That Apply to Letters of
Intent.

      1. Out of the initial purchase (or subsequent
purchases if necessary) made pursuant to a Letter, shares
of the Fund equal in value up to 5% of the intended
purchase amount specified in the Letter shall be held in
escrow by the Transfer Agent. For example, if the intended
purchase amount is $50,000, the escrow shall be shares
valued in the amount of $2,500 (computed at the offering
price adjusted for a $50,000 purchase). Any dividends and
capital gains distributions on the escrowed shares will be
credited to the investor's account.

      2. If the total minimum investment specified under
the Letter is completed within the thirteen-month Letter of
Intent period, the escrowed shares will be promptly
released to the investor.

      3. If, at the end of the thirteen-month Letter of
Intent period the total purchases pursuant to the Letter
are less than the intended purchase amount specified in the
Letter, the investor must remit to the Distributor an
amount equal to the difference between the dollar amount of
sales charges actually paid and the amount of sales charges
which would have been paid if the total amount purchased
had been made at a single time. That sales charge
adjustment will apply to any shares redeemed prior to the
completion of the Letter. If the difference in sales
charges is not paid within twenty days after a request from
the Distributor or the dealer, the Distributor will, within
sixty days of the expiration of the Letter, redeem the
number of escrowed shares necessary to realize such
difference in sales charges. Full and fractional shares
remaining after such redemption will be released from
escrow. If a request is received to redeem escrowed shares
prior to the payment of such additional sales charge, the
sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably
constitutes and appoints the Transfer Agent as
attorney-in-fact to surrender for redemption any or all
escrowed shares.

5.    The shares eligible for purchase under the Letter (or
the holding of which may be counted toward completion of a
Letter) include:
(a)   Class A shares sold with a front-end sales charge or
            subject to a Class A contingent deferred sales
            charge,
(b)   Class B shares of other Oppenheimer funds acquired
            subject to a contingent deferred sales charge,
            and
(c)   Class A or Class B shares acquired by exchange of
            either (1) Class A shares of one of the other
            Oppenheimer funds that were acquired subject to
            a Class A initial or contingent deferred sales
            charge or (2) Class B shares of one of the
            other Oppenheimer funds that were acquired
            subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically
be exchanged for shares of another fund to which an
exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow
will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you
must initially establish your account with $500.
Subsequently, you can establish an Asset Builder Plan to
automatically purchase additional shares directly from a
bank account for as little as $50. Shares purchased by
Asset Builder Plan payments from bank accounts are subject
to the redemption restrictions for recent purchases
described in the Prospectus.  Asset Builder Plans are
available only if your bank is an ACH member.  Asset
Builder Plans may not be used to buy shares for
OppenheimerFunds employer-sponsored qualified retirement
accounts. Asset Builder Plans also enable shareholders of
Oppenheimer Cash Reserves to use their fund account to make
monthly automatic purchases of shares of up to four other
Oppenheimer funds.

      If you make payments from your bank account to
purchase shares of the Fund, your bank account will be
debited automatically. Normally the debt will be made two
business days prior to the investment dates you selected in
your Application. Neither the Distributor, the Transfer
Agent nor the Fund shall be responsible for any delays in
purchasing shares that result from delays in ACH
transmissions.

      Before you establish Asset Builder payments, you
should obtain a prospectus of the selected fund(s) from
your financial advisor  (or the Distributor) and request an
application from the distributor.  Complete the application
and return it.  You may change the amount of your Asset
Builder payment or you can terminate these automatic
investments at any time by writing to the Transfer Agent.
The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions
to implement them.  The Fund reserves the right to amend,
suspend or discontinue offering Asset Builder plans at any
time without prior notice.

Retirement Plans. Certain types of retirement plans are
entitled to purchase shares of the Fund without sales
charge or at reduced sales charge rates, as described in
Appendix B to this Statement of Additional Information.
Certain special sales charge arrangements described in that
Appendix apply to retirement plans whose records are
maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special
arrangement with Merrill Lynch. If on the date the plan
sponsor signed the Merrill Lynch record keeping service
agreement the Plan has less than $3 million in assets
(other than assets invested in money market funds) invested
in applicable investments, then the retirement plan may
purchase only Class B shares of the Oppenheimer funds. Any
retirement plans in that category that currently invest in
Class B shares of the Fund will have their Class B shares
converted to Class A shares of the Fund when the Plan's
applicable investments reach $5 million.  OppenheimerFunds
has entered into arrangements with certain record keepers
whereby the Transfer Agent compensates the record keeper
for its record keeping and account servicing functions that
it performs on behalf of the participant level accounts of
a retirement plan.  While such compensation may act to
reduce the record keeping fees charged by the retirement
plan's record keeper, that compensation arrangement may be
terminated at any time, potentially affecting the record
keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase
orders for the Fund's shares (for example, when a purchase
check is returned to the Fund unpaid) causes a loss to be
incurred when the net asset value of the Fund's shares on
the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net
asset value per share multiplied by the number of shares in
the purchase order. The investor is responsible for that
loss. If the investor fails to compensate the Fund for the
loss, the Distributor will do so. The Fund may reimburse
the Distributor for that amount by redeeming shares from
any account registered in that investor's name, or the Fund
or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund
represents an interest in the same portfolio of investments
of the Fund. However, each class has different shareholder
privileges and features. The net income attributable to
Class B, Class C, Class N or Class Y shares and the
dividends payable on Class B, Class C, Class N or Class Y
shares will be reduced by incremental expenses borne solely
by that class. Those expenses include the asset-based sales
charges to which Class B, Class C and Class N shares are
subject.

      The availability of different classes of shares
permits an investor to choose the method of purchasing
shares that is more appropriate for the investor. That may
depend on the amount of the purchase, the length of time
the investor expects to hold shares, and other relevant
circumstances. Class A shares normally are sold subject to
an initial sales charge. While Class B, Class C and Class N
shares have no initial sales charge, the purpose of the
deferred sales charge and asset-based sales charge on Class
B, Class C and Class N shares is the same as that of the
initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions
that sell shares of the Fund. A salesperson who is entitled
to receive compensation from his or her firm for selling
Fund shares may receive different levels of compensation
for selling one class of shares than another.

      The Distributor will not accept any order in the
amount of $500,000 or more for Class B shares or $1 million
or more for Class C shares on behalf of a single investor
(not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for
that investor to purchase Class A shares of the Fund.

         |_|  Class A Shares Subject to a Contingent
Deferred Sales Charge. For purchases of Class A shares at
net asset value whether or not subject to a contingent
deferred sales charge as described in the Prospectus, no
sales concessions will be paid to the broker-dealer of
record, as described in the Prospectus, on sales of Class A
shares purchased with the redemption proceeds of shares of
another mutual fund offered as an investment option in a
retirement plan in which Oppenheimer funds are also offered
as investment options under a special arrangement with the
Distributor, if the purchase occurs more than 30 days after
the Oppenheimer funds are added as an investment option
under that plan. Additionally, that concession will not be
paid on purchases of shares by a retirement plan made with
the redemption proceeds of Class N shares of one or more
Oppenheimer funds held by the plan for more than 18 months.

         |_|  Class B Conversion. Under current
interpretation of applicable federal tax law by the
Internal Revenue Service, the conversion of Class B shares
to Class A shares after six years is not treated as a
taxable event for the shareholder.  If those laws or the
IRS interpretation of those laws should change, the
automatic conversion feature may be suspended. In that
event, no further conversion of Class B shares would occur
while that suspension remained in effect. Although Class B
shares could then be exchanged for Class A shares on the
basis of relative net asset values of the two classes,
without the imposition of a sales charge or fee, such
exchange could constitute a taxable event for the
shareholder, and absent such exchange, Class B shares might
continue to be subject to the asset-based sales charge for
longer than six years.

      |X|  Availability of Class N Shares.  In addition to
the description of the types of retirement plans which may
purchase Class N shares contained in the prospectus, Class
N shares also are offered to the following:

o     to all rollover IRAs, (including SEP IRAs and SIMPLE
               IRAs)
o     to all direct rollovers from
               OppenheimerFunds-sponsored Pinnacle and
               Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to all rollover contributions made to individual
               401(k) plans, Profit-Sharing Plans and Money
               Purchase Pension Plans,
o     to Group Retirement Plans (as defined in Appendix B
               to this Statement of Additional Information)
               which have entered into a special agreement
               with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a)
               or 401(k) of the Internal Revenue Code, the
               recordkeeper or the plan sponsor for which
               has entered into a special agreement with
               the Distributor,
o     to Retirement Plans of a plan sponsor where the
               aggregate assets of all such plans invested
               in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans
               that pay for the purchase with the
               redemption proceeds of Class A shares of one
               or more Oppenheimer funds.
o     to certain customers of broker-dealers and financial
               advisors that are identified in a special
               agreement between the broker-dealer or
               financial advisor and the Distributor for
               that purpose.

         The sales concession and the advance of the
service fee, as described in the Prospectus, will not be
paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of Class
            A shares of one or more Oppenheimer funds
            (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan to any IRA invested in the
            Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of  Class
            C shares of one or more Oppenheimer funds held
            by the plan for more than one year (other than
            rollovers from an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan to any IRA
            invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan made with the redemption proceeds
            of Class A shares of one or more Oppenheimer
            funds.

         No sales concessions will be paid to the
broker-dealer of record, as described in the Prospectus, on
sales of Class N shares purchased with the redemption
proceeds of shares of another mutual fund offered as an
investment option in a retirement plan in which Oppenheimer
funds are also offered as investment options under a
special arrangement with the Distributor, if the purchase
occurs more than 30 days after the Oppenheimer funds are
added as an investment option under that plan.

         |_|      Allocation of Expenses. The Fund pays
expenses related to its daily operations, such as custodian
fees, Trustees' fees, transfer agency fees, legal fees and
auditing costs. Those expenses are paid out of the Fund's
assets and are not paid directly by shareholders. However,
those expenses reduce the net asset value of shares, and
therefore are indirectly borne by shareholders through
their investment.

      The methodology for calculating the net asset value,
dividends and distributions of the Fund's share classes
recognizes two types of expenses. General expenses that do
not pertain specifically to any one class are allocated pro
rata to the shares of all classes. The allocation is based
on the percentage of the Fund's total assets that is
represented by the assets of each class, and then equally
to each outstanding share within a given class. Such
general expenses include management fees, legal,
bookkeeping and audit fees, printing and mailing costs of
shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders,
fees to unaffiliated Trustees, custodian expenses, share
issuance costs, organization and start-up costs, interest,
taxes and brokerage commissions, and non-recurring
expenses, such as litigation costs.

      Other expenses that are directly attributable to a
particular class are allocated equally to each outstanding
share within that class. Examples of such expenses include
distribution and service plan (12b-1) fees, transfer and
shareholder servicing agent fees and expenses and
shareholder meeting expenses (to the extent that such
expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee
is assessed on any account valued at less than $500.  This
fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the
      automatic conversion of shares from Class B to Class
      A shares;
o     Accounts with an active Asset Builder Plan, payroll
      deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts
      that are making continuing purchases;
o     Certain accounts held by broker-dealers through the
      National Securities Clearing Corporation; and
o     Accounts that fall below the $500 threshold due
      solely to market fluctuations within the 12-month
      period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying
accounts annually on or about the second to last business
day of September.  This annual fee is waived for any
shareholders who elect to access their account documents
through electronic document delivery rather than in paper
copy and who elect to utilize the Internet or PhoneLink as
their primary source for their general servicing needs.  To
sign up to access account documents electronically via
eDocs Direct, please visit the Service Center on our
website at WWW.OPPENHEIMERFUNDS.COM or call 1.888.470.0862
           ------------------------
for instructions.

Determination of Net Asset Values Per Share. The net asset
values per share of each class of shares of the Fund are
determined as of the close of business of The New York
Stock Exchange (the "Exchange") on each day that the
Exchange is open. The calculation is done by dividing the
value of the Fund's net assets attributable to a class by
the number of shares of that class that are outstanding.
The Exchange normally closes at 4:00 P.M., Eastern time,
but may close earlier on some other days (for example, in
case of weather emergencies or on days falling before a
holiday). The Exchange's most recent annual announcement
(which is subject to change) states that it will close on
New Year's Day, Martin Luther King, Jr. Day, Washington's
Birthday, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day. It may also
close on other days.

      Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and U.S. holidays) or after
4:00 P.M. on a regular business day. Because the Fund's net
asset values will not be calculated on those days, the
Fund's net asset values per share may be significantly
affected on such days when shareholders may not purchase or
redeem shares.  Additionally, trading on European and Asian
stock exchanges and over-the-counter markets normally is
completed before the close of The Exchange.

      Changes in the values of securities traded on foreign
exchanges or markets as a result of events that occur after
the prices of those securities are determined, but before
the close of The New York Stock Exchange, will not be
reflected in the Fund's calculation of its net asset values
that day unless the Manager determines that the event is
likely to effect a material change in the value of the
security. The Manager, or an internal valuation committee
established by the Manager, as applicable, may establish a
valuation, under procedures established by the Board and
subject to the approval, ratification and confirmation by
the Board at its next ensuing meeting.

      |X|   Securities Valuation. The Fund's Board of
Trustees has established procedures for the valuation of
the Fund's securities. In general those procedures are as
follows:

      o  Equity securities traded on a U.S. securities
exchange or on NASDAQ are valued as follows:

(1)   if last sale information is regularly reported, they
            are valued at the last reported sale price on
            the principal exchange on which they are traded
            or on NASDAQ, as applicable, on that day, or
(2)   if last sale information is not available on a
            valuation date, they are valued at the last
            reported sale price preceding the valuation
            date if it is within the spread of the closing
            "bid" and "asked" prices on the valuation date
            or, if not,  at the closing "bid" price on the
            valuation date.

      o  Equity securities traded on a foreign securities
exchange generally are valued in one of the following ways:

(1)   at the last sale price available to the pricing
            service approved by the Board of Trustees, or
(2)   at the last sale price obtained by the Manager from
            the report of the principal exchange on which
            the security is traded at its last trading
            session on or immediately before the valuation
            date, or
(3)   at the mean between the "bid" and "asked" prices
            obtained from the principal exchange on which
            the security is traded or, on the basis of
            reasonable inquiry, from two market makers in
            the security.

      o  Long-term debt securities having a remaining
maturity in excess of 60 days are valued based on the mean
between the "bid" and "asked" prices determined by a
portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market
makers in the security on the basis of reasonable inquiry.

      o  The following securities are valued at the mean
between the "bid" and "asked" prices determined by a
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry:

(1)   debt instruments that have a maturity of more than
            397 days when issued,
(2)   debt instruments that had a maturity of 397 days or
            less when issued and have a remaining maturity
            of more than 60 days, and
(3)   non-money market debt instruments that had a maturity
            of 397 days or less when issued and which have
            a remaining maturity of 60 days or less.

      o  The following securities are valued at cost,
adjusted for amortization of premiums and accretion of
discounts:

(1)   money market debt securities held by a non-money
            market fund that had a maturity of less than
            397 days when issued that have a remaining
            maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that
            have a remaining maturity of 397 days or less.

      o  Securities (including restricted securities) not
having readily-available market quotations are valued at
fair value determined under the Board's procedures. If the
Manager is unable to locate two market makers willing to
give quotes, a security may be priced at the mean between
the "bid" and "asked" prices provided by a single active
market maker (which in certain cases may be the "bid" price
if no "asked" price is available).

      In the case of U.S. government securities,
mortgage-backed securities, corporate bonds and foreign
government securities, when last sale information is not
generally available, the Manager may use pricing services
approved by the Board of Trustees. The pricing service may
use "matrix" comparisons to the prices for comparable
instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the
tax-exempt status of the interest paid by municipal
securities). The Manager will monitor the accuracy of the
pricing services. That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

      The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager by a bank, dealer or pricing service that the
Manager has determined to be reliable are used to value
foreign currency, including forward contracts, and to
convert to U.S. dollars securities that are denominated in
foreign currency.

      Puts, calls, and futures are valued at the last sale
price on the principal exchange on which they are traded or
on NASDAQ, as applicable, as determined by a pricing
service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be
valued at the last sale price on the preceding trading day
if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange or on NASDAQ on the
valuation date. If not, the value shall be the closing bid
price on the principal exchange or on NASDAQ on the
valuation date. If the put, call or future is not traded on
an exchange or on NASDAQ, it shall be valued by the mean
between "bid" and "asked" prices obtained by the Manager
from two active market makers. In certain cases that may be
at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to
the premium received is included in the Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is
included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of
the option. In determining the Fund's gain on investments,
if a call or put written by the Fund is exercised, the
proceeds are increased by the premium received. If a call
or put written by the Fund expires, the Fund has a gain in
the amount of the premium. If the Fund enters into a
closing purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction. If the Fund
exercises a put it holds, the amount the Fund receives on
its sale of the underlying investment is reduced by the
amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions
for redeeming shares set forth in the Prospectus.

Reinvestment Privilege. Within six months of a redemption,
a shareholder may reinvest all or part of the redemption
proceeds of:

      o  Class A shares purchased subject to an initial
         sales charge or Class A shares on which a
         contingent deferred sales charge was paid, or
      o  Class B shares that were subject to the Class B
         contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge
only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are
exchangeable as described in "How to Exchange Shares"
below. Reinvestment will be at the net asset value next
computed after the Transfer Agent receives the reinvestment
order. The shareholder must ask the Transfer Agent for that
privilege at the time of reinvestment. This privilege does
not apply to Class C, Class N or Class Y shares. The Fund
may amend, suspend or cease offering this reinvestment
privilege at any time as to shares redeemed after the date
of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares
were redeemed is taxable, and reinvestment will not alter
any capital gains tax payable on that gain.  If there has
been a capital loss on the redemption, some or all of the
loss may not be tax deductible, depending on the timing and
amount of the reinvestment.  Under the Internal Revenue
Code, if the redemption proceeds of Fund shares on which a
sales charge was paid are reinvested in shares of the Fund
or another of the Oppenheimer funds within 90 days of
payment of the sales charge, the shareholder's basis in the
shares of the Fund that were redeemed may not include the
amount of the sales charge paid.  That would reduce the
loss or increase the gain recognized from the redemption.
However, in that case the sales charge would be added to
the basis of the shares acquired by the reinvestment of the
redemption proceeds.

Payments "In Kind". The Prospectus states that payment for
shares tendered for redemption is ordinarily made in cash.
However, under certain circumstances, the Board of Trustees
of the Fund may determine that it would be detrimental to
the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly
in cash. In that case, the Fund may pay the redemption
proceeds in whole or in part by a distribution "in kind" of
liquid securities from the portfolio of the Fund, in lieu
of cash.

      The Fund has elected to be governed by Rule 18f-1
under the Investment Company Act. Under that rule, the Fund
is obligated to redeem shares solely in cash up to the
lesser of $250,000 or 1% of the net assets of the Fund
during any 90-day period for any one shareholder. If shares
are redeemed in kind, the redeeming shareholder might incur
brokerage or other costs in selling the securities for
cash. The Fund will value securities used to pay
redemptions in kind using the same method the Fund uses to
value its portfolio securities described above under
"Determination of Net Asset Values Per Share." That
valuation will be made as of the time the redemption price
is determined.

Involuntary Redemptions. The Fund's Board of Trustees has
the right to cause the involuntary redemption of the shares
held in any account if the aggregate net asset value of
those shares is less than $500 or such lesser amount as the
Board may fix. The Board will not cause the involuntary
redemption of shares in an account if the aggregate net
asset value of such shares has fallen below the stated
minimum solely as a result of market fluctuations. If the
Board exercises this right, it may also fix the
requirements for any notice to be given to the shareholders
in question (not less than 30 days). The Board may
alternatively set requirements for the shareholder to
increase the investment, or set other terms and conditions
so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different
registration is not an event that triggers the payment of
sales charges. Therefore, shares are not subject to the
payment of a contingent deferred sales charge of any class
at the time of transfer to the name of another person or
entity. It does not matter whether the transfer occurs by
absolute assignment, gift or bequest, as long as it does
not involve, directly or indirectly, a public sale of the
shares. When shares subject to a contingent deferred sales
charge are transferred, the transferred shares will remain
subject to the contingent deferred sales charge. It will be
calculated as if the transferee shareholder had acquired
the transferred shares in the same manner and at the same
time as the transferring shareholder.

      If less than all shares held in an account are
transferred, and some but not all shares in the account
would be subject to a contingent deferred sales charge if
redeemed at the time of transfer, the priorities described
in the Prospectus under "How to Buy Shares" for the
imposition of the Class B, Class C or Class N contingent
deferred sales charge will be followed in determining the
order in which shares are transferred.

Distributions From Retirement Plans. Requests for
distributions from OppenheimerFunds-sponsored IRAs,
SEP-IRAs, SIMPLE IRA's, 403(b)(7) custodial plans, 401(k)
plans or pension or profit-sharing plans should be
addressed to "Trustee, OppenheimerFunds Retirement Plans,"
c/o the Transfer Agent at its address listed in "How To
Sell Shares" in the Prospectus or on the back cover of this
Statement of Additional Information. The request must

(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the
         distribution is premature; and
(3)   conform to the requirements of the plan and the
         Fund's other redemption requirements.

      Participants (other than self-employed persons) in
OppenheimerFunds-sponsored pension or profit-sharing plans
with shares of the Fund held in the name of the plan or its
fiduciary may not directly request redemption of their
accounts. The plan administrator or fiduciary must sign the
request.

      Distributions from pension and profit sharing plans
are subject to special requirements under the Internal
Revenue Code and certain documents (available from the
Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.
Distributions from retirement plans are subject to
withholding requirements under the Internal Revenue Code,
and IRS Form W-4P (available from the Transfer Agent) must
be submitted to the Transfer Agent with the distribution
request, or the distribution may be delayed. Unless the
shareholder has provided the Transfer Agent with a
certified tax identification number, the Internal Revenue
Code requires that tax be withheld from any distribution
even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer
Agent assume no responsibility to determine whether a
distribution satisfies the conditions of applicable tax
laws and will not be responsible for any tax penalties
assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers
and Brokers. The Distributor is the Fund's agent to
repurchase its shares from authorized dealers or brokers on
behalf of their customers. Shareholders should contact
their broker or dealer to arrange this type of redemption.
The repurchase price per share will be the net asset value
next computed after the Distributor receives an order
placed by the dealer or broker. However, if the Distributor
receives a repurchase order from a dealer or broker after
the close of The Exchange on a regular business day, it
will be processed at that day's net asset value if the
order was received by the dealer or broker from its
customers prior to the time the Exchange closes. Normally,
the Exchange closes at 4:00 P.M., but may do so earlier on
some days. Additionally, the order must have been
transmitted to and received by the Distributor prior to its
close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer
under this procedure, payment will be made within three
business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents
in proper form. The signature(s) of the registered owners
on the redemption documents must be guaranteed as described
in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning
shares of the Fund valued at $5,000 or more can authorize
the Transfer Agent to redeem shares (having a value of at
least $50) automatically on a monthly, quarterly,
semi-annual or annual basis under an Automatic Withdrawal
Plan. Shares will be redeemed three business days prior to
the date requested by the shareholder for receipt of the
payment. Automatic withdrawals of up to $1,500 per month
may be requested by telephone if payments are to be made by
check payable to all shareholders of record. Payments must
also be sent to the address of record for the account and
the address must not have been changed within the prior 30
days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be
arranged on this basis.

      Payments are normally made by check, but shareholders
having AccountLink privileges (see "How To Buy Shares") may
arrange to have Automatic Withdrawal Plan payments
transferred to the bank account designated on the account
application or by signature-guaranteed instructions sent to
the Transfer Agent. Shares are normally redeemed pursuant
to an Automatic Withdrawal Plan three business days before
the payment transmittal date you select in the account
application. If a contingent deferred sales charge applies
to the redemption, the amount of the check or payment will
be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the
date requested. The Fund reserves the right to amend,
suspend or discontinue offering these plans at any time
without prior notice. Because of the sales charge assessed
on Class A share purchases, shareholders should not make
regular additional Class A share purchases while
participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish
automatic withdrawal plans, because of the potential
imposition of the contingent deferred sales charge on such
withdrawals (except where the Class B, Class C or Class N
contingent deferred sales charge is waived as described in
Appendix B to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange
Plan, the shareholder agrees to the terms and conditions
that apply to such plans, as stated below. These provisions
may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will
automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can
authorize the Transfer Agent to exchange a pre-determined
amount of shares of the Fund for shares (of the same class)
of other Oppenheimer funds automatically on a monthly,
quarterly, semi-annual or annual basis under an Automatic
Exchange Plan. The minimum amount that may be exchanged to
each other fund account is $50.  Instructions should be
provided on the OppenheimerFunds Application or
signature-guaranteed instructions. Exchanges made under
these plans are subject to the restrictions that apply to
exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic Withdrawal Plans. Fund shares will be
redeemed as necessary to meet withdrawal payments. Shares
acquired without a sales charge will be redeemed first.
Shares acquired with reinvested dividends and capital gains
distributions will be redeemed next, followed by shares
acquired with a sales charge, to the extent necessary to
make withdrawal payments. Depending upon the amount
withdrawn, the investor's principal may be depleted.
Payments made under these plans should not be considered as
a yield or income on your investment.

      The Transfer Agent will administer the investor's
Automatic Withdrawal Plan as agent for the shareholder(s)
(the "Planholder") who executed the Plan authorization and
application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to
the Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the Plan. Share
certificates will not be issued for shares of the Fund
purchased for and held under the Plan, but the Transfer
Agent will credit all such shares to the account of the
Planholder on the records of the Fund. Any share
certificates held by a Planholder may be surrendered
unendorsed to the Transfer Agent with the Plan application
so that the shares represented by the certificate may be
held under the Plan.

      For accounts subject to Automatic Withdrawal Plans,
distributions of capital gains must be reinvested in shares
of the Fund, which will be done at net asset value without
a sales charge. Dividends on shares held in the account may
be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments
at the net asset value per share determined on the
redemption date. Checks or AccountLink payments
representing the proceeds of Plan withdrawals will normally
be transmitted three business days prior to the date
selected for receipt of the payment, according to the
choice specified in writing by the Planholder. Receipt of
payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments
and the address to which checks are to be mailed or
AccountLink payments are to be sent may be changed at any
time by the Planholder by writing to the Transfer Agent.
The Planholder should allow at least two weeks' time after
mailing such notification for the requested change to be
put in effect. The Planholder may, at any time, instruct
the Transfer Agent by written notice to redeem all, or any
part of, the shares held under the Plan. That notice must
be in proper form in accordance with the requirements of
the then-current Prospectus of the Fund. In that case, the
Transfer Agent will redeem the number of shares requested
at the net asset value per share in effect and will mail a
check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by
writing to the Transfer Agent. The Fund may also give
directions to the Transfer Agent to terminate a Plan. The
Transfer Agent will also terminate a Plan upon its receipt
of evidence satisfactory to it that the Planholder has died
or is legally incapacitated. Upon termination of a Plan by
the Transfer Agent or the Fund, shares that have not been
redeemed will be held in uncertificated form in the name of
the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and
until proper instructions are received from the Planholder,
his or her executor or guardian, or another authorized
person.

      To use shares held under the Plan as collateral for a
debt, the Planholder may request issuance of a portion of
the shares in certificated form. Upon written request from
the Planholder, the Transfer Agent will determine the
number of shares for which a certificate may be issued
without causing the withdrawal checks to stop. However,
should such uncertificated shares become exhausted, Plan
withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent
for the Fund, the Planholder will be deemed to have
appointed any successor transfer agent to act as agent in
administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular
class of Oppenheimer funds having more than one class of
shares may be exchanged only for shares of the same class
of other Oppenheimer funds.  Shares of Oppenheimer funds
that have a single class without a class designation are
deemed "Class A" shares for this purpose. You can obtain a
current list showing which funds offer which classes by
calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A,
      B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial Tax Exempt Trust
      Centennial California Tax Exempt Trust  Oppenheimer Money Market Fund, Inc.
      Centennial Government Trust
      Centennial Money Market Trust
      Centennial New York Tax Exempt Trust

      The following funds do not offer Class N shares:
      Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Limited Term Municipal Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Municipal Bond Fund         Limited Term New York Municipal
                                              Fund
      Oppenheimer New Jersey Municipal Fund   Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer New York Municipal Fund     Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer New Jersey Municipal
                                              Fund
      Oppenheimer Cash Reserves               Oppenheimer New York Municipal Fund
      Oppenheimer Champion Income Fund        Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Disciplined Allocation Fund Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer Gold & Special Minerals     Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Small         Limited Term New York Municipal
      Company Fund                            Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not
      be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer
      Cash Reserves are generally available only by
      exchange from the same class of shares of other
      Oppenheimer funds or through
      OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities
      Fund may be exchanged only for Class A shares of
      other Oppenheimer funds. They may not be acquired by
      exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal
      Fund may be exchanged only for Class B shares of
      other Oppenheimer funds and no exchanges may be made
      to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may
      not be exchanged for shares of Oppenheimer Money
      Market Fund, Inc., Oppenheimer Cash Reserves or
      Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase
      shares of Oppenheimer Capital Preservation Fund, and
      only those participants may exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Capital
      Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate
      Fund are not available by exchange of shares of
      Oppenheimer Money Market Fund or Class A shares of
      Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury
      Advisors S&P Index Fund and Oppenheimer Select
      Managers QM Active Balanced Fund are only available
      to retirement plans and are available only by
      exchange from the same class of shares of other
      Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged
      at net asset value for shares of any money market
      fund offered by the Distributor. Shares of any money
      market fund purchased without a sales charge may be
      exchanged for shares of Oppenheimer funds offered
      with a sales charge upon payment of the sales charge.
      They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal
      charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc.
      purchased with the redemption proceeds of shares of
      other mutual funds (other than funds managed by the
      Manager or its subsidiaries) redeemed within the 30
      days prior to that purchase may subsequently be
      exchanged for shares of other Oppenheimer funds
      without being subject to an initial sales charge or
      contingent deferred sales charge. To qualify for that
      privilege, the investor or the investor's dealer must
      notify the Distributor of eligibility for this
      privilege at the time the shares of Oppenheimer Money
      Market Fund, Inc. are purchased. If requested, they
      must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of
      dividends or distributions from any of the other
      Oppenheimer funds or from any unit investment trust
      for which reinvestment arrangements have been made
      with the Distributor may be exchanged at net asset
      value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange
privilege at any time. Although the Fund may impose these
changes at any time, it will provide you with notice of
those changes whenever it is required to do so by
applicable law. It may be required to provide 60 days'
notice prior to materially amending or terminating the
exchange privilege. That 60 day notice is not required in
extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales
Charges. No contingent deferred sales charge is imposed on
exchanges of shares of any class purchased subject to a
contingent deferred sales charge, with the following
exceptions:

o     When Class A shares of any Oppenheimer fund (other
      than Rochester National Municipals and Rochester Fund
      Municipals) acquired by exchange of Class A shares of
      any Oppenheimer fund purchased subject to a Class A
      contingent deferred sales charge are redeemed within
      18 months measured from the beginning of the calendar
      month of the initial purchase of the exchanged Class
      A shares, the Class A contingent deferred sales
      charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals
      and Rochester Fund Municipals acquired by exchange of
      Class A shares of any Oppenheimer fund purchased
      subject to a Class A contingent deferred sales charge
      are redeemed within 24 months of the beginning of the
      calendar month of the initial purchase of the
      exchanged Class A shares, the Class A contingent
      deferred sales charge is imposed on the redeemed
      shares.

o     If any Class A shares of another Oppenheimer fund
      that are exchanged for Class A shares of Oppenheimer
      Senior Floating Rate Fund are subject to the Class A
      contingent deferred sales charge of the other
      Oppenheimer fund at the time of exchange, the holding
      period for that Class A contingent deferred sales
      charge will carry over to the Class A shares of
      Oppenheimer Senior Floating Rate Fund acquired in the
      exchange. The Class A shares of Oppenheimer Senior
      Floating Rate Fund acquired in that exchange will be
      subject to the Class A Early Withdrawal Charge of
      Oppenheimer Senior Floating Rate Fund if they are
      repurchased before the expiration of the holding
      period.

o     When Class A shares of Oppenheimer Cash Reserves and
      Oppenheimer Money Market Fund, Inc. acquired by
      exchange of Class A shares of any Oppenheimer fund
      purchased subject to a Class A contingent deferred
      sales charge are redeemed within the Class A holding
      period of the fund from which the shares were
      exchanged, the Class A contingent deferred sales
      charge of the fund from which the shares were
      exchanged is imposed on the redeemed shares.  With
      respect to Class B shares, the Class B contingent
      deferred sales charge is imposed on Class B shares
      acquired by exchange if they are redeemed within six
      years of the initial purchase of the exchanged Class
      B shares.

o     With respect to Class C shares, the Class C
      contingent deferred sales charge is imposed on Class
      C shares acquired by exchange if they are redeemed
      within 12 months of the initial purchase of the
      exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent
      deferred sales charge will be imposed if the
      retirement plan (not including IRAs and 403(b) plans)
      is terminated or Class N shares of all Oppenheimer
      funds are terminated as an investment option of the
      plan and the Class N Oppenheimer fund or with respect
      to an individual retirement plan or 403(b) plan,
      Class N shares are redeemed within 18 months of the
      plan's first purchase of Class N shares of any
      Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed
      to effect an exchange, the priorities described in
      "How To Buy Shares" in the Prospectus for the
      imposition of the Class B, Class C or Class N
      contingent deferred sales charge will be followed in
      determining the order in which the shares are
      exchanged. Before exchanging shares, shareholders
      should take into account how the exchange may affect
      any contingent deferred sales charge that might be
      imposed in the subsequent redemption of remaining
      shares. Shareholders owning shares of more than one
      class must specify which class of shares they wish to
      exchange.

         |_|      Limits on Multiple Exchange Orders. The
Fund reserves the right to reject telephone or written
exchange requests submitted in bulk by anyone on behalf of
more than one account. The Fund may accept requests for
exchanges of up to 50 accounts per day from representatives
of authorized dealers that qualify for this privilege.

         |_|      Telephone Exchange Requests. When
exchanging shares by telephone, a shareholder must have an
existing account in the fund to which the exchange is to be
made. Otherwise, the investors must obtain a prospectus of
that fund before the exchange request may be submitted. If
all telephone lines are busy (which might occur, for
example, during periods of substantial market
fluctuations), shareholders might not be able to request
exchanges by telephone and would have to submit written
exchange requests.

|_|   Processing Exchange Requests. Shares to be exchanged
are redeemed on the regular business day the Transfer Agent
receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be
acquired are purchased on the Redemption Date, but such
purchases may be delayed by either fund up to five business
days if it determines that it would be disadvantaged by an
immediate transfer of the redemption proceeds. The Fund
reserves the right, in its discretion, to refuse any
exchange request that may disadvantage it. For example, if
the receipt of multiple exchange requests from a dealer
might require the disposition of portfolio securities at a
time or at a price that might be disadvantageous to the
Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one
fund to another, any special account feature such as an
Asset Builder Plan or Automatic Withdrawal Plan, will be
switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption
and exchange features such as Automatic Exchange Plans and
Automatic Withdrawal Plans cannot be switched to an account
in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number
of shares exchanged may be less than the number requested
if the exchange or the number requested would include
shares subject to a restriction cited in the Prospectus or
this Statement of Additional Information, or would include
shares covered by a share certificate that is not tendered
with the request. In those cases, only the shares available
for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for
exchange have different investment objectives, policies and
risks. A shareholder should assure himself that the fund
selected is appropriate for his or her investment and
should be aware of the tax consequences of an exchange. For
federal income tax purposes, an exchange transaction is
treated as a redemption of shares of one fund and a
purchase of shares of another. "Reinvestment Privilege,"
above, discusses some of the tax consequences of
reinvestment of redemption proceeds in such cases. The
Fund, the Distributor, and the Transfer Agent are unable to
provide investment, tax or legal advice to a shareholder in
connection with an exchange request or any other investment
transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend
rate and there can be no assurance as to the payment of any
dividends or the realization of any capital gains. The
dividends and distributions paid by a class of shares will
vary from time to time depending on market conditions, the
composition of the Fund's portfolio, and expenses borne by
the Fund or borne separately by a class. Dividends are
calculated in the same manner, at the same time, and on the
same day for each class of shares. However, dividends on
Class B, Class C and Class N shares are expected to be
lower than dividends on Class A and Class Y shares. That is
because of the effect of the asset-based sales charge on
Class B, Class C and Class N shares. Those dividends will
also differ in amount as a consequence of any difference in
the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the
redemption of Fund shares represented by checks returned to
the Transfer Agent by the Postal Service as undeliverable
will be invested in shares of Oppenheimer Money Market
Fund, Inc. Reinvestment will be made as promptly as
possible after the return of such checks to the Transfer
Agent, to enable the investor to earn a return on otherwise
idle funds. Unclaimed accounts may be subject to state
escheatment laws, and the Fund and the Transfer Agent will
not be liable to shareholders or their representatives for
compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and
Redemptions of Shares.  The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly
highlighted in the Prospectus. The following is only a
summary of certain additional tax considerations generally
affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this
Statement of Additional Information is based on tax law in
effect on the date of the Prospectus and this Statement of
Additional Information. Those laws and regulations may be
changed by legislative, judicial, or administrative action,
sometimes with retroactive effect. State and local tax
treatment of ordinary income dividends and capital gain
dividends from regulated investment companies may differ
from the treatment under the Internal Revenue Code
described below. Potential purchasers of shares of the Fund
are urged to consult their tax advisers with specific
reference to their own tax circumstances as well as the
consequences of  federal, state and local tax rules
affecting an investment in the Fund.

      |X|   Qualification as a Regulated Investment
Company.  The Fund has elected to be taxed as a regulated
investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended.  As a regulated
investment company, the Fund is not subject to federal
income tax on the portion of its investment company taxable
income (that is, taxable interest, dividends, other taxable
ordinary income net of expenses) and capital gain net
income (that is, the excess of net long-term capital gains
over net short-term capital losses) that it distributes to
shareholders.  That qualification enables the Fund to "pass
through" its income and realized capital gains to
shareholders without having to pay tax on them. This avoids
a "double tax" on that income and capital gains, since
shareholders normally will be taxed on the dividends and
capital gains they receive from the Fund (unless their Fund
shares are held in a retirement account or the shareholder
is otherwise exempt from tax).

      The Internal Revenue Code contains a number of
complex tests relating to qualification that the Fund might
not meet in a particular year. If it did not qualify as a
regulated investment company, the Fund would be treated for
tax purposes as an ordinary corporation and would receive
no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the
Fund must distribute at least 90% of its investment company
taxable income (in brief, net investment income and the
excess of net short-term capital gain over net long-term
capital loss) for the taxable year. The Fund must also
satisfy certain other requirements of the Internal Revenue
Code, some of which are described below.  Distributions by
the Fund made during the taxable year or, under specified
circumstances, within twelve months after the close of the
taxable year, will be considered distributions of income
and gains for the taxable year and will therefore count
toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the
Fund must derive at least 90% of its gross income from
dividends, interest, certain payments with respect to
securities loans, gains from the sale or other disposition
of stock or securities or foreign currencies (to the extent
such currency gains are directly related to the regulated
investment company's principal business of investing in
stock or securities) and certain other income.

      In addition to satisfying the requirements described
above, the Fund must satisfy an asset diversification test
in order to qualify as a regulated investment company.
Under that test, at the close of each quarter of the Fund's
taxable year, at least 50% of the value of the Fund's
assets must consist of cash and cash items (including
receivables), U.S. government securities, securities of
other regulated investment companies, and securities of
other issuers. As to each of those issuers, the Fund must
not have invested more than 5% of the value of the Fund's
total assets in securities of each such issuer and the Fund
must not hold more than 10% of the outstanding voting
securities of each such issuer. No more than 25% of the
value of its total assets may be invested in the securities
of any one issuer (other than U.S. government securities
and securities of other regulated investment companies), or
in two or more issuers which the Fund controls and which
are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed
by certain agencies or instrumentalities of the U.S.
government are treated as U.S. government securities.

      |X|         Excise Tax on Regulated Investment
Companies. Under the Internal Revenue Code, by December 31
each year, the Fund must distribute 98% of its taxable
investment income earned from January 1 through December 31
of that year and 98% of its capital gains realized in the
period from November 1 of the prior year through October 31
of the current year. If it does not, the Fund must pay an
excise tax on the amounts not distributed. It is presently
anticipated that the Fund will meet those requirements. To
meet this requirement, in certain circumstances the Fund
might be required to liquidate portfolio investments to
make sufficient distributions to avoid excise tax
liability. However, the Board of Trustees and the Manager
might determine in a particular year that it would be in
the best interests of shareholders for the Fund not to make
such distributions at the required levels and to pay the
excise tax on the undistributed amounts. That would reduce
the amount of income or capital gains available for
distribution to shareholders.
      |X|   Taxation of Fund Distributions.  The Fund
anticipates distributing substantially all of its
investment company taxable income for each taxable year.
Those distributions will be taxable to shareholders as
ordinary income and treated as dividends for federal income
tax purposes.

      Special provisions of the Internal Revenue Code
govern the eligibility of the Fund's dividends for the
dividends-received deduction for corporate shareholders.
Long-term capital gains distributions are not eligible for
the deduction.  The amount of dividends paid by the Fund
that may qualify for the deduction is limited to the
aggregate amount of qualifying dividends that the Fund
derives from portfolio investments that the Fund has held
for a minimum period, usually 46 days. A corporate
shareholder will not be eligible for the deduction on
dividends paid on Fund shares held for 45 days or less.  To
the extent the Fund's dividends are derived from gross
income from option premiums, interest income or short-term
gains from the sale of securities or dividends from foreign
corporations, those dividends will not qualify for the
deduction.

      The Fund may either retain or distribute to
shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.
If net long-term capital gains are distributed and
designated as a capital gain distribution, it will be
taxable to shareholders as long-term capital gain and will
be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter
how long the shareholder has held his or her shares or
whether that gain was recognized by the Fund before the
shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain,
the Fund will be subject to tax on it at the 35% corporate
tax rate.  If the Fund elects to retain its net capital
gain, the Fund will provide to shareholders of record on
the last day of its taxable year information regarding
their pro rata share of the gain and tax paid.  As a
result, each shareholder will be required to report his or
her pro rata share of such gain on their tax return as
long-term capital gain, will receive a refundable tax
credit for his/her pro rata share of tax paid by the Fund
on the gain, and will increase the tax basis for his/her
shares by an amount equal to the deemed distribution less
the tax credit.

      Investment income that may be received by the Fund
from sources within foreign countries may be subject to
foreign taxes withheld at the source.  The United States
has entered into tax treaties with many foreign countries
which entitle the Fund to a reduced rate of, or exemption
from, taxes on such income.

      Distributions by the Fund that do not constitute
ordinary income dividends or capital gain distributions
will be treated as a return of capital to the extent of the
shareholder's tax basis in their shares. Any excess will be
treated as gain from the sale of those shares, as discussed
below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or
deemed made) during the year. If prior distributions made
by the Fund must be re-characterized as a non-taxable
return of capital at the end of the fiscal year as a result
of the effect of the Fund's investment policies, they will
be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the
manner described above regardless of whether the
distributions are paid in cash or reinvested in additional
shares of the Fund (or of another fund). Shareholders
receiving a distribution in the form of additional shares
will be treated as receiving a distribution in an amount
equal to the fair market value of the shares received,
determined as of the reinvestment date.

      The Fund will be required in certain cases to
withhold 30% (29% for payments after December 31, 2003) of
ordinary income dividends, capital gains distributions and
the proceeds of the redemption of shares, paid to any
shareholder (1) who has failed to provide a correct
                                            -------
taxpayer  identification number or to properly certify that
number when required, (2) who is subject to backup
withholding for failure to report the receipt of interest
or dividend income properly, or (3) who has failed to
certify to the Fund that the shareholder is not subject to
backup withholding or is an "exempt recipient" (such as a
corporation.  All income and any tax withheld by the Fund
is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

      |X|   Tax Effects of Redemptions of Shares. If a
shareholder redeems all or a portion of his/her shares, the
shareholder will recognize a gain or loss on the redeemed
shares in an amount equal to the difference between the
proceeds of the redeemed shares and the shareholder's
adjusted tax basis in the shares.  All or a portion of any
loss recognized in that manner may be disallowed if the
shareholder purchases other shares of the Fund within 30
days before or after the redemption.

      In general, any gain or loss arising from the
redemption of shares of the Fund will be considered capital
gain or loss, if the shares were held as a capital asset.
It will be long-term capital gain or loss if the shares
were held for more than one year.  However, any capital
loss arising from the redemption of shares held for six
months or less will be treated as a long-term capital loss
to the extent of the amount of capital gain dividends
received on those shares. Special holding period rules
under the Internal Revenue Code apply in this case to
determine the holding period of shares and there are limits
on the deductibility of capital losses in any year.

      |X| Foreign Shareholders.  Under U.S. tax law,
taxation of a shareholder who is a foreign person (to
include, but not limited to, a nonresident alien
individual, a foreign trust, a foreign estate, a foreign
corporation, or a foreign partnership) primarily depends on
whether the foreign person's income from the Fund is
effectively connected with the conduct of a U.S. trade or
business. Typically, ordinary income dividends paid from a
mutual fund are not considered "effectively connected"
income.

      Ordinary income dividends that are paid by the Fund
(and are deemed not "effectively connected income") to
foreign persons will be subject to a U.S. tax withheld by
the Fund at a rate of 30%, provided the Fund obtains a
properly completed and signed Certificate of Foreign
Status. The tax rate may be reduced if the foreign person's
country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income
dividends paid by the Fund. All income and any tax withheld
by the Fund is remitted by the Fund to the U.S. Treasury
and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are
effectively connected with the conduct of a U.S. trade or
business, then the foreign person may claim an exemption
from the U.S. tax described above provided the Fund obtains
a properly completed and signed Certificate of Foreign
Status.

      If the foreign person fails to provide a
certification of his/her foreign status, the Fund will be
required to withhold U.S. tax at a rate of 30% (29% for
payments after December 31, 2003) on ordinary income
dividends, capital gains distributions and the proceeds of
the redemption of shares, paid to any foreign person. All
income and any tax withheld (in this situation) by the Fund
is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

      The tax consequences to foreign persons entitled to
claim the benefits of an applicable tax treaty may be
different from those described herein.  Foreign
shareholders are urged to consult their own tax advisors or
the U.S. Internal Revenue Service with respect to the
particular tax consequences to them of an investment in the
Fund, including the applicability of the U.S. withholding
taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the
Fund may elect to reinvest all dividends and/or capital
gains distributions in shares of the same class of any of
the other Oppenheimer funds listed above. Reinvestment will
be made without sales charge at the net asset value per
share in effect at the close of business on the payable
date of the dividend or distribution. To elect this option,
the shareholder must notify the Transfer Agent in writing
and must have an existing account in the fund selected for
reinvestment. Otherwise the shareholder first must obtain a
prospectus for that fund and an application from the
Distributor to establish an account. Dividends and/or
distributions from shares of certain other Oppenheimer
funds (other than Oppenheimer Cash Reserves) may be
invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through
dealers, brokers and other financial institutions that have
a sales agreement with OppenheimerFunds Distributor, Inc.,
a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes shares of
the other Oppenheimer funds and is sub-distributor for
funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds Services, the Fund's
Transfer Agent, is a division of the Manager.  It is
responsible for maintaining the Fund's shareholder registry
and shareholder accounting records, and for paying
dividends and distributions to shareholders.  It also
handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account
fee.  It also acts as shareholder servicing agent for the
other Oppenheimer funds.  Shareholders should direct
inquiries about their accounts to the Transfer Agent at the
address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank N.A. is the custodian bank of
the Fund's assets. The custodian's responsibilities include
safeguarding and controlling the Fund's portfolio
securities and handling the delivery of such securities to
and from the Fund. It is the practice of the Fund to deal
with the custodian in a manner uninfluenced by any banking
relationship the custodian may have with the Manager and
its affiliates. The Fund's cash balances with the custodian
in excess of $100,000 are not protected by federal deposit
insurance. Those uninsured balances at times may be
substantial.

Independent Auditors.  Ernst & Young LLP are the
independent auditors of the Fund. They audit the Fund's
financial statements and perform other related audit
services. They also act as auditors for certain other funds
advised by the Manager and its affiliates.

               Report of Independent Auditors

To the Shareholder and
Board of Trustees of
Oppenheimer Multi Cap Value Fund

We have  audited the  accompanying  statement  of assets and
liabilities  of  Oppenheimer   Multi  Cap  Value  Fund  (the
"Fund") as of November  8, 2002.  This  statement  of assets
and  liabilities  is  the   responsibility   of  the  Fund's
management.  Our  responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We  conducted   our  audit  in   accordance   with  auditing
standards  generally  accepted in the United  States.  Those standards  require  that we plan and  perform  the  audit to obtain  reasonable  assurance about whether the statement of assets and  liabilities  is free of  material  misstatement.
An  audit  includes  examining,  on a test  basis,  evidence supporting  the amounts and  disclosures in the statement of assets and  liabilities.  An audit also  includes  assessing the accounting  principles  used and  significant  estimates made  by  management,  as  well as  evaluating  the  overall
statement  of  assets  and  liabilities   presentation.   We
believe that our audit  provides a reasonable  basis for our opinion.

In our  opinion,  the  statement  of assets and  liabilities
referred  to  above   presents   fairly,   in  all  material
respects,  the financial  position of Oppenheimer  Multi Cap
Value  Fund  at  November  8,  2002,  in   conformity   with
accounting  principles  generally  accepted  in  the  United
States.

ERNST & YOUNG LLP

New York, New York
November 8, 2002

                             Oppenheimer Multi Cap Value Fund
                           Statement of Assets and Liabilities
                                     November 8, 2002
Assets:
Cash                                                 $100,00

Liabilities                                            --

Net Assets                                          $100,000
                                                    ========

NET ASSETS - Applicable to 10,000 Class A
shares of beneficial interest
outstanding, $.001 par value, unlimited             $100,000
shares authorized
NET ASSET VALUE PER SHARE (net assets
divided by 10,000 Class A shares of                  $10.00
beneficial interest)
MAXIMUM OFFERING PRICE PER SHARE (net
asset value plus sales charge of 5.75% of
offering price for Class A shares)                   $10.61

Notes to Statement of Assets and Liabilities:

Note 1.  Organization

Oppenheimer Multi-Cap Value Fund (the "Fund"), was
organized as a business trust in the State of Massachusetts
on August 27, 2002 as a diversified, open-end management
investment company registered under the Investment Company
Act of 1940, as amended. The Fund has no operations through
November 8, 2002 other than those relating to
organizational matters and the sale and issuance of 10,000
Class A shares of beneficial interest to OppenheimerFunds,
Inc. ("OFI" or the "Adviser").  The Fund also intends to
offer Class B, C, N and Y shares.

On October 21, 2002 the Fund's Board of Trustees approved
an Investment Advisory Agreement with OFI and a
Distributor's Agreement with OppenheimerFunds Distributor,
Inc. ("OFDI").

The Fund's investment objective is capital appreciation
over the long-term.  The Fund invests primarily in common
stocks of small, medium and large capitalization U.S.
Companies that the portfolio manager believes are
undervalued.

Note 2.  Significant Accounting Policies

      OFI assumed all organization and initial offering
costs which are estimated at $36,000.

      The Fund's financial statements are prepared in
conformity with accounting principles generally accepted in
the United States which may require the use of management
estimates and assumptions.  Actual results could differ
from those estimates.

      The Fund intends to comply in its initial fiscal year
and thereafter with provisions of the Internal Revenue Code
applicable to regulated investment companies and as such,
will not be subject to federal income taxes on otherwise
taxable income (including net realized capital gains)
distributed to shareholders.

Note 3.  Fees and Other Transactions with Affiliated
Parties.

      The Fund will pay the Adviser a monthly fee (the
"Management Fee") at the annual rate of 0.75% of the first
$200 million of average annual net assets of the Fund,
0.72% of the next $200 million, 0.69% of the next $200
million, 0.66% of the next $200 million, and 0.60% of
average annual net assets in excess of $800 million.

      OppenheimerFunds Services (OFS), a division of the
Adviser, acts as the transfer and shareholder servicing
agent for the Fund.  The Fund pays OFS an agreed upon per
account fee.

      OFDI, a division of the Adviser, acts as the Fund's
principal underwriter in the continuous public offering of
the shares of the Fund.

                            A-1
                         Appendix A

------------------------------------------------------------
                              Industry Classifications
------------------------------------------------------------

Aerospace & Defense                Household Durables
Air Freight & Couriers             Household Products
Airlines                           Industrial Conglomerates
Auto Components                    Insurance
Automobiles                        Internet & Catalog Retail
Banks                              Internet Software & Services
Beverages                          Information Technology Consulting &
                                   Services
Biotechnology                      Leisure Equipment & Products
Building Products                  Machinery
Chemicals                          Marine
Commercial Services & Supplies     Media
Communications Equipment           Metals & Mining
Computers & Peripherals            Multiline Retail
Construction & Engineering         Multi-Utilities
Construction Materials             Office Electronics
Containers & Packaging             Oil & Gas
Distributors                       Paper & Forest Products
Diversified Financials             Personal Products
Diversified Telecommunication      Pharmaceuticals
Services
Electric Utilities                 Real Estate
Electrical Equipment               Road & Rail
Electronic Equipment & Instruments Semiconductor Equipment & Products
Energy Equipment & Services        Software
Food & Drug Retailing              Specialty Retail
Food Products                      Textiles & Apparel
Gas Utilities                      Tobacco
Health Care Equipment & Supplies   Trading Companies & Distributors
Health Care Providers & Services   Transportation Infrastructure
Hotels Restaurants & Leisure       Water Utilities
                                   Wireless Telecommunication Services

B-12

                            B-1

                         Appendix B

OppenheimerFunds Special Sales Charge Arrangements and
-------------------------------------------------------
Waivers
-------

In certain cases, the initial sales charge that applies to
purchases of Class A shares1 of the Oppenheimer funds or
the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.2  That is
because of the economies of sales efforts realized by
OppenheimerFunds Distributor, Inc., (referred to in this
document as the "Distributor"), or by dealers or other
financial institutions that offer those shares to certain
classes of investors.

Not all waivers apply to all funds. For example, waivers
relating to Retirement Plans do not apply to Oppenheimer
municipal funds, because shares of those funds are not
available for purchase by or on behalf of retirement plans.
Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and
in the Prospectus and Statement of Additional Information
of the applicable Oppenheimer funds, the term "Retirement
Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k)
            of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans3
         4) Group Retirement Plans4
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"),
            including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the
applicability of a special arrangement or waiver in a
particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this
document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements
may be amended or terminated at any time by a particular
fund, the Distributor, and/or OppenheimerFunds, Inc.
(referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be
requested by the shareholder and/or dealer in the
redemption request.

 Applicability of Class A Contingent Deferred Sales Charges
                       in Certain Cases
------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are
Not Subject to Initial Sales Charge but May Be Subject to
the Class A Contingent Deferred Sales Charge (unless a
waiver applies).

      There is no initial sales charge on purchases of
Class A shares of any of the Oppenheimer funds in the cases
listed below. However, these purchases may be subject to
the Class A contingent deferred sales charge if redeemed
within 18 months (24 months in the case of Oppenheimer
Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their
purchase, as described in the Prospectus (unless a waiver
described elsewhere in this Appendix applies to the
redemption). Additionally, on shares purchased under these
waivers that are subject to the Class A contingent deferred
sales charge, the Distributor will pay the applicable
concession described in the Prospectus under "Class A
Contingent Deferred Sales Charge."5 This waiver provision
applies to:
      Purchases of Class A shares aggregating $1 million or
         more.
      Purchases of Class A shares by a Retirement Plan that
         was permitted to purchase such shares at net asset
         value but subject to a contingent deferred sales
         charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans)
         that: 1) bought shares costing $500,000 or more,
         2) had at the time of purchase 100 or more
         eligible employees or total plan assets of
         $500,000 or more, or 3) certified to the
         Distributor that it projects to have annual plan
         purchases of $200,000 or more.
      Purchases by an OppenheimerFunds-sponsored Rollover
         IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered
            investment adviser that has made special
            arrangements with the Distributor for those
            purchases, or
         2) by a direct rollover of a distribution from a
            qualified Retirement Plan if the administrator
            of that Plan has made special arrangements with
            the Distributor for those purchases.
      Purchases of Class A shares by Retirement Plans that
         have any of the following record-keeping
         arrangements:
         1) The record keeping is performed by Merrill
            Lynch Pierce Fenner & Smith, Inc. ("Merrill
            Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor
            signs the record-keeping service agreement with
            Merrill Lynch, the Plan must have $3 million or
            more of its assets invested in (a) mutual
            funds, other than those advised or managed by
            Merrill Lynch Investment Management, L.P.
            ("MLIM"), that are made available under a
            Service Agreement between Merrill Lynch and the
            mutual fund's principal underwriter or
            distributor, and  (b)  funds advised or managed
            by MLIM (the funds described in (a) and (b) are
            referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is
            performed on a daily valuation basis by a
            record keeper whose services are provided under
            a contract or arrangement between the
            Retirement Plan and Merrill Lynch. On the date
            the plan sponsor signs the record keeping
            service agreement with Merrill Lynch, the Plan
            must have $3 million or more of its assets
            (excluding assets invested in money market
            funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is
            handled under a service agreement with Merrill
            Lynch and on the date the plan sponsor signs
            that agreement, the Plan has 500 or more
            eligible employees (as determined by the
            Merrill Lynch plan conversion manager).

   Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges
for Certain Purchasers.

Class A shares purchased by the following investors are not
subject to any Class A sales charges (and no concessions
are paid by the Distributor on such purchases):
      The Manager or its affiliates.
      Present or former officers, directors, trustees and
         employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and
         retirement plans established by them for their
         employees. The term "immediate family" refers to
         one's spouse, children, grandchildren,
         grandparents, parents, parents-in-law, brothers
         and sisters, sons- and daughters-in-law, a
         sibling's spouse, a spouse's siblings, aunts,
         uncles, nieces and nephews; relatives by virtue of
         a remarriage (step-children, step-parents, etc.)
         are included.
      Registered management investment companies, or
         separate accounts of insurance companies having an
         agreement with the Manager or the Distributor for
         that purpose.
      Dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees.
      Employees and registered representatives (and their
         spouses) of dealers or brokers described above or
         financial institutions that have entered into
         sales arrangements with such dealers or brokers
         (and which are identified as such to the
         Distributor) or with the Distributor. The
         purchaser must certify to the Distributor at the
         time of purchase that the purchase is for the
         purchaser's own account (or for the benefit of
         such employee's spouse or minor children).
      Dealers, brokers, banks or registered investment
         advisors that have entered into an agreement with
         the Distributor providing specifically for the use
         of shares of the Fund in particular investment
         products made available to their clients. Those
         clients may be charged a transaction fee by their
         dealer, broker, bank or advisor for the purchase
         or sale of Fund shares.
      Investment advisors and financial planners who have
         entered into an agreement for this purpose with
         the Distributor and who charge an advisory,
         consulting or other fee for their services and buy
         shares for their own accounts or the accounts of
         their clients.
      "Rabbi trusts" that buy shares for their own
         accounts, if the purchases are made through a
         broker or agent or other financial intermediary
         that has made special arrangements with the
         Distributor for those purchases.
      Clients of investment advisors or financial planners
         (that have entered into an agreement for this
         purpose with the Distributor) who buy shares for
         their own accounts may also purchase shares
         without sales charge but only if their accounts
         are linked to a master account of their investment
         advisor or financial planner on the books and
         records of the broker, agent or financial
         intermediary with which the Distributor has made
         such special arrangements . Each of these
         investors may be charged a fee by the broker,
         agent or financial intermediary for purchasing
         shares.
      Directors, trustees, officers or full-time employees
         of OpCap Advisors or its affiliates, their
         relatives or any trust, pension, profit sharing or
         other benefit plan which beneficially owns shares
         for those persons.
      Accounts for which Oppenheimer Capital (or its
         successor) is the investment advisor (the
         Distributor must be advised of this arrangement)
         and persons who are directors or trustees of the
         company or trust which is the beneficial owner of
         such accounts.
      A unit investment trust that has entered into an
         appropriate agreement with the Distributor.
      Dealers, brokers, banks, or registered investment
         advisers that have entered into an agreement with
         the Distributor to sell shares to defined
         contribution employee retirement plans for which
         the dealer, broker or investment adviser provides
         administration services.
      Retirement Plans and deferred compensation plans and
         trusts used to fund those plans (including, for
         example, plans qualified or created under sections
         401(a), 401(k), 403(b) or 457 of the Internal
         Revenue Code), in each case if those purchases are
         made through a broker, agent or other financial
         intermediary that has made special arrangements
         with the Distributor for those purchases.
      A TRAC-2000 401(k) plan (sponsored by the former
         Quest for Value Advisors) whose Class B or Class C
         shares of a Former Quest for Value Fund were
         exchanged for Class A shares of that Fund due to
         the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
      A qualified Retirement Plan that had agreed with the
         former Quest for Value Advisors to purchase shares
         of any of the Former Quest for Value Funds at net
         asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund
         clearinghouse, if that arrangement was consummated
         and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges
in Certain Transactions.

Class A shares issued or purchased in the following
transactions are not subject to sales charges (and no
concessions are paid by the Distributor on such purchases):
      Shares issued in plans of reorganization, such as
         mergers, asset acquisitions and exchange offers,
         to which the Fund is a party.
      Shares purchased by the reinvestment of dividends or
         other distributions reinvested from the Fund or
         other Oppenheimer funds (other than Oppenheimer
         Cash Reserves) or unit investment trusts for which
         reinvestment arrangements have been made with the
         Distributor.
      Shares purchased through a broker-dealer that has
         entered into a special agreement with the
         Distributor to allow the broker's customers to
         purchase and pay for shares of Oppenheimer funds
         using the proceeds of shares redeemed in the prior
         30 days from a mutual fund (other than a fund
         managed by the Manager or any of its subsidiaries)
         on which an initial sales charge or contingent
         deferred sales charge was paid. This waiver also
         applies to shares purchased by exchange of shares
         of Oppenheimer Money Market Fund, Inc. that were
         purchased and paid for in this manner. This waiver
         must be requested when the purchase order is
         placed for shares of the Fund, and the Distributor
         may require evidence of qualification for this
         waiver.
      Shares purchased with the proceeds of maturing
         principal units of any Qualified Unit Investment
         Liquid Trust Series.
      Shares purchased by the reinvestment of loan
         repayments by a participant in a Retirement Plan
         for which the Manager or an affiliate acts as
         sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge
for Certain Redemptions.

The Class A contingent deferred sales charge is also waived
if shares that would otherwise be subject to the contingent
deferred sales charge are redeemed in the following cases:
      To make Automatic Withdrawal Plan payments that are
         limited annually to no more than 12% of the
         account value adjusted annually.
      Involuntary redemptions of shares by operation of law
         or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and
         Policies," in the applicable fund Prospectus).
      For distributions from Retirement Plans, deferred
         compensation plans or other employee benefit plans
         for any of the following purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake
            of fact.
4)    Hardship withdrawals, as defined in the plan.6
         5) Under a Qualified Domestic Relations Order, as
            defined in the Internal Revenue Code, or, in
            the case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.7
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service
            distributions," if the redemption proceeds are
            rolled over directly to an
            OppenheimerFunds-sponsored IRA.
      For distributions from 401(k) plans sponsored by
         broker-dealers that have entered into a special
         agreement with the Distributor allowing this
         waiver.
      For distributions from retirement plans that have $10
         million or more in plan assets and that have
         entered into a special agreement with the
         Distributor.
      For distributions from retirement plans which are
         part of a retirement plan product or platform
         offered by certain banks, broker-dealers,
         financial advisors, insurance companies or record
         keepers which have entered into a special
         agreement with the Distributor.

   Waivers of Class B, Class C and Class N Sales Charges of
                          Oppenheimer Funds
---------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales
charges will not be applied to shares purchased in certain
types of transactions or redeemed in certain circumstances
described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales
charges will be waived for redemptions of shares in the
following cases:
      Shares redeemed involuntarily, as described in
         "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
      Redemptions from accounts other than Retirement Plans
         following the death or disability of the last
         surviving shareholder. The death or disability
         must have occurred after the account was
         established, and for disability you must provide
         evidence of a determination of disability by the
         Social Security Administration.
      The contingent deferred sales charges are generally
         not waived following the death or disability of a
         grantor or trustee for a trust account. The
         contingent deferred sales charges will only be
         waived in the limited case of the death of the
         trustee of a grantor trust or revocable living
         trust for which the trustee is also the sole
         beneficiary. The death or disability must have
         occurred after the account was established, and
         for disability you must provide evidence of a
         determination of disability by the Social Security
         Administration.
      Distributions from accounts for which the
         broker-dealer of record has entered into a special
         agreement with the Distributor allowing this
         waiver.
      Redemptions of Class B shares held by Retirement
         Plans whose records are maintained on a daily
         valuation basis by Merrill Lynch or an independent
         record keeper under a contract with Merrill Lynch.
      Redemptions of Class C shares of Oppenheimer U.S.
         Government Trust from accounts of clients of
         financial institutions that have entered into a
         special arrangement with the Distributor for this
         purpose.
      Redemptions requested in writing by a Retirement Plan
         sponsor of Class C shares of an Oppenheimer fund
         in amounts of $500,000 or more and made more than
         12 months after the Retirement Plan's first
         purchase of Class C shares, if the redemption
         proceeds are invested in Class N shares of one or
         more Oppenheimer funds.
      Distributions8 from Retirement Plans or other
         employee benefit plans for any of the following
         purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established in an Oppenheimer fund.
         2) To return excess contributions made to a
            participant's account.
         3) To return contributions made due to a mistake
            of fact.
         4) To make hardship withdrawals, as defined in the
            plan.9
         5) To make distributions required under a
            Qualified Domestic Relations Order or, in the
            case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.10
         9) On account of the participant's separation from
            service.11
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) offered as an investment option in
            a Retirement Plan if the plan has made special
            arrangements with the Distributor.
         11)      Distributions made on account of a plan
            termination or "in-service" distributions, if
            the redemption proceeds are rolled over
            directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's
            account under an Automatic Withdrawal Plan
            after the participant reaches age 59 1/2, as long
            as the aggregate value of the distributions
            does not exceed 10% of the account's value,
            adjusted annually.
         13)      Redemptions of Class B shares under an
            Automatic Withdrawal Plan for an account other
            than a Retirement Plan, if the aggregate value
            of the redeemed shares does not exceed 10% of
            the account's value, adjusted annually.
         14)      For distributions from 401(k) plans
            sponsored by broker-dealers that have entered
            into a special arrangement with the Distributor
            allowing this waiver.
      Redemptions of Class B shares or Class C shares under
         an Automatic Withdrawal Plan from an account other
         than a Retirement Plan if the aggregate value of
         the redeemed shares does not exceed 10% of the
         account's value annually.

B. Waivers for Shares Sold or Issued in Certain
Transactions.

The contingent deferred sales charge is also waived on
Class B and Class C shares sold or issued in the following
cases:
      Shares sold to the Manager or its affiliates.
      Shares sold to registered management investment
         companies or separate accounts of insurance
         companies having an agreement with the Manager or
         the Distributor for that purpose.
      Shares issued in plans of reorganization to which the
         Fund is a party.
      Shares sold to present or former officers, directors,
         trustees or employees (and their "immediate
         families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and
         retirement plans established by them for their
         employees.

    Special Sales Charge Arrangements for Shareholders of
       Certain Oppenheimer Funds Who Were Shareholders of
                  Former Quest for Value Funds
-------------------------------------------------------------

The initial and contingent deferred sales charge rates and
waivers for Class A, Class B and Class C shares described
in the Prospectus or Statement of Additional Information of
the Oppenheimer funds are modified as described below for
certain persons who were shareholders of the former Quest
for Value Funds.  To be eligible, those persons must have
been shareholders on November 24, 1995, when
OppenheimerFunds, Inc. became the investment advisor to
those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer
   Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer
   Quest Global Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the
following funds when they merged (were reorganized) into
various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for
   Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest
   for Value National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value
   California Tax-Exempt Fund

      All of the funds listed above are referred to in this
Appendix as the "Former Quest for Value Funds."  The
waivers of initial and contingent deferred sales charges
described in this Appendix apply to shares of an
Oppenheimer fund that are either:
      acquired by such shareholder pursuant to an exchange
         of shares of an Oppenheimer fund that was one of
         the Former Quest for Value Funds, or
      purchased by such shareholder by exchange of shares
         of another Oppenheimer fund that were acquired
         pursuant to the merger of any of the Former Quest
         for Value Funds into that other Oppenheimer fund
         on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|_|   Reduced Class A Initial Sales Charge Rates for
            Certain Former Quest for Value Funds
            Shareholders.

Purchases by Groups and Associations.  The following table
sets forth the initial sales charge rates for Class A
shares purchased by members of "Associations" formed for
any purpose other than the purchase of securities. The
rates in the table apply if that Association purchased
shares of any of the Former Quest for Value Funds or
received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------
      For purchases by Associations having 50 or more
eligible employees or members, there is no initial sales
charge on purchases of Class A shares, but those shares are
subject to the Class A contingent deferred sales charge
described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the
lower of either the sales charge rate in the table based on
the number of members of an Association, or the sales
charge rate that applies under the Right of Accumulation
described in the applicable fund's Prospectus and Statement
of Additional Information. Individuals who qualify under
this arrangement for reduced sales charge rates as members
of Associations also may purchase shares for their
individual or custodial accounts at these reduced sales
charge rates, upon request to the Distributor.

|_|   Waiver of Class A Sales Charges for Certain
            Shareholders.  Class A shares purchased by the
            following investors are not subject to any
            Class A initial or contingent deferred sales
            charges:
o     Shareholders who were shareholders of the AMA Family
            of Funds on February 28, 1991 and who acquired
            shares of any of the Former Quest for Value
            Funds by merger of a portfolio of the AMA
            Family of Funds.
o     Shareholders who acquired shares of any Former Quest
            for Value Fund by merger of any of the
            portfolios of the Unified Funds.

|_|   Waiver of Class A Contingent Deferred Sales Charge in
            Certain Transactions.  The Class A contingent
            deferred sales charge will not apply to
            redemptions of Class A shares purchased by the
            following investors who were shareholders of
            any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer
that is or was not permitted to receive a sales load or
redemption fee imposed on a shareholder with whom that
dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations
adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales
Charge Waivers.

|_|   Waivers for Redemptions of Shares Purchased Prior to
            March 6, 1995.  In the following cases, the
            contingent deferred sales charge will be waived
            for redemptions of Class A, Class B or Class C
            shares of an Oppenheimer fund. The shares must
            have been acquired by the merger of a Former
            Quest for Value Fund into the fund or by
            exchange from an Oppenheimer fund that was a
            Former Quest for Value Fund or into which such
            fund merged. Those shares must have been
            purchased prior to March 6, 1995 in connection
            with:
o     withdrawals under an automatic withdrawal plan
            holding only either Class B or Class C shares
            if the annual withdrawal does not exceed 10% of
            the initial value of the account value,
            adjusted annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum value
            of such accounts.

|_|   Waivers for Redemptions of Shares Purchased on or
            After March 6, 1995 but Prior to November 24,
            1995. In the following cases, the contingent
            deferred sales charge will be waived for
            redemptions of Class A, Class B or Class C
            shares of an Oppenheimer fund. The shares must
            have been acquired by the merger of a Former
            Quest for Value Fund into the fund or by
            exchange from an Oppenheimer fund that was a
            Former Quest For Value Fund or into which such
            Former Quest for Value Fund merged. Those
            shares must have been purchased on or after
            March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the
            shareholder(s) (as evidenced by a determination
            of total disability by the U.S. Social Security
            Administration);
o     withdrawals under an automatic withdrawal plan (but
            only for Class B or Class C shares) where the
            annual withdrawals do not exceed 10% of the
            initial value of the account value; adjusted
            annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum
            account value.

      A shareholder's account will be credited with the
amount of any contingent deferred sales charge paid on the
redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds
are invested in the same Class of shares in that fund or
another Oppenheimer fund within 90 days after redemption.

  Special Sales Charge Arrangements for Shareholders of
      Certain Oppenheimer Funds Who Were Shareholders of
         Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------

The initial and contingent deferred sale charge rates and
waivers for Class A and Class B shares described in the
respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this
section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders
who were shareholders of the following funds (referred to
as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser
to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut
   Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA
   LifeSpan Capital Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan
   Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified
   Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|_|   Class A Contingent Deferred Sales Charge. Certain
            shareholders of a Fund and the other Former
            Connecticut Mutual Funds are entitled to
            continue to make additional purchases of Class
            A shares at net asset value without a Class A
            initial sales charge, but subject to the Class
            A contingent deferred sales charge that was in
            effect prior to March 18, 1996 (the "prior
            Class A CDSC"). Under the prior Class A CDSC,
            if any of those shares are redeemed within one
            year of purchase, they will be assessed a 1%
            contingent deferred sales charge on an amount
            equal to the current market value or the
            original purchase price of the shares sold,
            whichever is smaller (in such redemptions, any
            shares not subject to the prior Class A CDSC
            will be redeemed first).

      Those shareholders who are eligible for the prior
      Class A CDSC are:
         1) persons whose purchases of Class A shares of a
            Fund and other Former Connecticut Mutual Funds
            were $500,000 prior to March 18, 1996, as a
            result of direct purchases or purchases
            pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still
            hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a
            Statement of Intention entered into prior to
            March 18, 1996, with the former general
            distributor of the Former Connecticut Mutual
            Funds to purchase shares valued at $500,000 or
            more over a 13-month period entitled those
            persons to purchase shares at net asset value
            without being subject to the Class A initial
            sales charge

      Any of the Class A shares of a Fund and the other
Former Connecticut Mutual Funds that were purchased at net
asset value prior to March 18, 1996, remain subject to the
prior Class A CDSC, or if any additional shares are
purchased by those shareholders at net asset value pursuant
to this arrangement they will be subject to the prior Class
A CDSC.

|_|   Class A Sales Charge Waivers. Additional Class A
            shares of a Fund may be purchased without a
            sales charge, by a person who was in one (or
            more) of the categories below and acquired
            Class A shares prior to March 18, 1996, and
            still holds Class A shares:
         1) any purchaser, provided the total initial
            amount invested in the Fund or any one or more
            of the Former Connecticut Mutual Funds totaled
            $500,000 or more, including investments made
            pursuant to the Combined Purchases, Statement
            of Intention and Rights of Accumulation
            features available at the time of the initial
            purchase and such investment is still held in
            one or more of the Former Connecticut Mutual
            Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided
            that the total initial amount invested by the
            plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled
            $500,000 or more;
         3) Directors of the Fund or any one or more of the
            Former Connecticut Mutual Funds and members of
            their immediate families;
         4) employee benefit plans sponsored by Connecticut
            Mutual Financial Services, L.L.C. ("CMFS"), the
            prior distributor of the Former Connecticut
            Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least
            1,000 persons (and persons who are retirees
            from such group) engaged in a common business,
            profession, civic or charitable endeavor or
            other activity, and the spouses and minor
            dependent children of such persons, pursuant to
            a marketing program between CMFS and such
            group; and
         6) an institution acting as a fiduciary on behalf
            of an individual or individuals, if such
            institution was directly compensated by the
            individual(s) for recommending the purchase of
            the shares of the Fund or any one or more of
            the Former Connecticut Mutual Funds, provided
            the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the Class A CDSC of the Former
Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be
purchased without a sales charge by any holder of a
variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable
surrender charge period and which was used to fund a
qualified plan, if that holder exchanges the variable
annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge
Waivers.

In addition to the waivers set forth in the Prospectus and
in this Appendix, above, the contingent deferred sales
charge will be waived for redemptions of Class A and Class
B shares of a Fund and exchanges of Class A or Class B
shares of a Fund into Class A or Class B shares of a Former
Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i)
acquired prior to March 18, 1996 or (ii) were acquired by
exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such
Former Connecticut Mutual Fund must have been purchased
prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in
      Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to
      participants or beneficiaries from retirement plans
      qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans
      created under Section 457 of the Code, or other
      employee benefit plans;
4)    as tax-free returns of excess contributions to such
      retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold
      to any state, county, or city, or any
      instrumentality, department, authority, or agency
      thereof, that is prohibited by applicable investment
      laws from paying a sales charge or concession in
      connection with the purchase of shares of any
      registered investment management company;
   6) in connection with the redemption of shares of the
      Fund due to a combination with another investment
      company by virtue of a merger, acquisition or similar
      reorganization transaction;
   7) in connection with the Fund's right to involuntarily
      redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A
      shares and Class B shares in certain retirement plan
      accounts pursuant to an Automatic Withdrawal Plan but
      limited to no more than 12% of the original value
      annually; or
   9) as involuntary redemptions of shares by operation of
      law, or under procedures set forth in the Fund's
      Articles of Incorporation, or as adopted by the Board
      of Directors of the Fund.

  Special Reduced Sales Charge for Former Shareholders of
                   Advance America Funds, Inc.
------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund,
Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result
of the reorganization of series of Advance America Funds,
Inc. into those Oppenheimer funds on October 18, 1991, and
who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer
funds at a maximum sales charge rate of 4.50%.

   Sales Charge Waivers on Purchases of Class M Shares of
             Oppenheimer Convertible Securities Fund
------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the
"Fund" in this section) may sell Class M shares at net
asset value without any initial sales charge to the classes
of investors listed below who, prior to March 11, 1996,
owned shares of the Fund's then-existing Class A and were
permitted to purchase those shares at net asset value
without sales charge:
      the Manager and its affiliates,
      present or former officers, directors, trustees and
         employees (and their "immediate families" as
         defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its
         affiliates, and retirement plans established by
         them or the prior investment advisor of the Fund
         for their employees,
      registered management investment companies or
         separate accounts of insurance companies that had
         an agreement with the Fund's prior investment
         advisor or distributor for that purpose,
      dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees,
      employees and registered representatives (and their
         spouses) of dealers or brokers described in the
         preceding section or financial institutions that
         have entered into sales arrangements with those
         dealers or brokers (and whose identity is made
         known to the Distributor) or with the Distributor,
         but only if the purchaser certifies to the
         Distributor at the time of purchase that the
         purchaser meets these qualifications,
      dealers, brokers, or registered investment advisors
         that had entered into an agreement with the
         Distributor or the prior distributor of the Fund
         specifically providing for the use of Class M
         shares of the Fund in specific investment products
         made available to their clients, and
      dealers, brokers or registered investment advisors
         that had entered into an agreement with the
         Distributor or prior distributor of the Fund's
         shares to sell shares to defined contribution
         employee retirement plans for which the dealer,
         broker, or investment advisor provides
         administrative services.

Oppenheimer Multi Cap Value Fund

Investment Adviser
      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      Citibank N.A.
      399 Park Avenue
      New York, New York 10043

Independent Auditors
      Ernst & Young LLP
      5 Times Square
      New York, NY 10036

Legal Counsel
      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, New York 10019-5820

PX600.1102

1234

--------
1 Certain waivers also apply to Class M shares of
Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to
contingent deferred sales charges mean the Fund's Early
Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement,
whether or not it is "qualified" under the Internal Revenue
Code, under which Class N shares of an Oppenheimer fund or
funds are purchased by a fiduciary or other administrator
for the account of participants who are employees of a
single employer or of affiliated employers. These may
include, for example, medical savings accounts, payroll
deduction plans or similar plans. The fund accounts must be
registered in the name of the fiduciary or administrator
purchasing the shares for the benefit of participants in
the plan.
4 The term "Group Retirement Plan" means any qualified or
non-qualified retirement plan for employees of a
corporation or sole proprietorship, members and employees
of a partnership or association or other organized group of
persons (the members of which may include other groups), if
the group has made special arrangements with the
Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase
shares of an Oppenheimer fund or funds through a single
investment dealer, broker or other financial institution
designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than
plans for public school employees. The term "Group
Retirement Plan" also includes qualified retirement plans
and non-qualified deferred compensation plans and IRAs that
purchase shares of an Oppenheimer fund or funds through a
single investment dealer, broker or other financial
institution that has made special arrangements with the
Distributor.
5 However, that concession will not be paid on purchases of
shares in amounts of $1 million or more (including any
right of accumulation) by a Retirement Plan that pays for
the purchase with the redemption proceeds of Class C shares
of one or more Oppenheimer funds held by the Plan for more
than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan
termination or the elimination of the Oppenheimer funds as
an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7)
custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
11 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.